 The Prudential Series Fund
STATEMENT OF ADDITIONAL INFORMATION • MAY 1, 2013, as amended June 28, 2013
This Statement of Additional Information (SAI) of The Prudential Series Fund (the Fund) is not a prospectus and should be read in conjunction with the Prospectus of the Fund dated May 1, 2013 and can be obtained, without charge, by calling (800) 778-2255 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. This SAI has been incorporated by reference into the Fund's Prospectus.
The Fund's audited financial statements are incorporated into this SAI by reference to the Fund's 2012 Annual Report (File No. 811-03623). You may request a copy of the Annual Report at no charge by calling the telephone number or writing to the address indicated above.
Conservative Balanced Portfolio (Class I Shares)
Diversified Bond Portfolio (Class I Shares)
Equity Portfolio (Class I & Class II Shares)
Flexible Managed Portfolio (Class I Shares)
Global Portfolio (Class I Shares)
Government Income Portfolio (Class I Shares)
High Yield Bond Portfolio (Class I Shares)
Jennison Portfolio (Class I & Class II Shares)
Jennison 20/20 Focus Portfolio (Class I & Class II Shares)
Money Market Portfolio (Class I Shares)
Natural Resources Portfolio (Class I & Class II Shares)
Small Capitalization Stock Portfolio (Class I Shares)
Stock Index Portfolio (Class I Shares)
Value Portfolio (Class I & Class II Shares)
SP International Growth Portfolio (Class I & Class II Shares)
SP International Value Portfolio (Class I Shares)
SP Prudential U.S. Emerging Growth Portfolio (Class I & Class II Shares)
SP Small-Cap Value Portfolio (Class I Shares)

3	PART I
3	INTRODUCTION
4	INVESTMENT RESTRICTIONS
7	INFORMATION ABOUT TRUSTEES AND OFFICERS
14	MANAGEMENT AND ADVISORY ARRANGEMENTS
20	PORTFOLIO MANAGERS: OTHER ACCOUNTS
39	OTHER SERVICE PROVIDERS
40	INFORMATIOn ON DISTRIBUTION ARRANGEMENTS
41	PORTFOLIO TRANSACTIONS & BROKERAGE
43	ADDITIONAL INFORMATION
45	PRINCIPAL SHAREHOLDERS
48	FINANCIAL STATEMENTS
49	PART II
49	INVESTMENT RISKS & CONSIDERATIONS
72	NET ASSET VALUES
74	TAXATION
74	DISCLOSURE OF PORTFOLIO HOLDINGS
76	PROXY VOTING
77	CODES OF ETHICS
77	LICENSES & MISCELLANEOUS INFORMATION
78	APPENDIX I: DESCRIPTION OF BOND RATINGS
81	APPENDIX II: PROXY VOTING POLICIES OF THE SUBADVISERS

PART I
INTRODUCTION
This SAI sets forth information about The Prudential Series Fund (the Fund). Part I provides additional information about the Fund's Board of Trustees, certain investment restrictions that apply to the Fund's Portfolios, the advisory services provided to and the management fees paid by the Fund, and information about other fees paid by and services provided to the Fund. Part II provides additional information about certain investments and investment strategies which may be used by the Fund's Portfolios and explanations of these investments and strategies, and should be read in conjunction with Part I.
Before reading the SAI, you should consult the Glossary below, which defines certain of the terms used in the SAI:
Glossary
Term	Definition
ADR	American Depositary Receipt
ADS	American Depositary Share
ASTIS	AST Investment Services, Inc.
Board	Fund’s Board of Directors or Trustees
Board Member	A trustee or director of the Fund’s Board
CFTC	Commodity Futures Trading Commission
Code	Internal Revenue Code of 1986, as amended
EDR	European Depositary Receipt
ETF	Exchange-Traded Fund
Fannie Mae	Federal National Mortgage Association
Fitch	Fitch, Inc.
Freddie Mac	The Federal Home Loan Mortgage Corporation
Global Depositary Receipt	GDR
Ginnie Mae	Government National Mortgage Association
Investment Manager	Prudential Investments LLC
IPO	Initial Public Offering
IRS	Internal Revenue Service
1933 Act	Securities Act of 1933, as amended
1934 Act	Securities Exchange Act of 1934, as amended
1940 Act	Investment Company Act of 1940, as amended
LIBOR	London Interbank Offered Rate
Moody’s	Moody’s Investor Services, Inc.
NASDAQ	National Association of Securities Dealers Automated Quotations System
NAV	Net Asset Value
NYSE	New York Stock Exchange
OTC	Over the Counter
PI	Prudential Investments LLC
PMFS	Prudential Mutual Fund Services LLC
REIT	Real Estate Investment Trust
RIC	Regulated Investment Company, as the term is used in the Internal Revenue Code of 1986, as amended
S&P	Standard & Poor’s Corporation
SEC	U.S. Securities & Exchange Commission
World Bank	International Bank for Reconstruction and Development
The Fund is an open-end management investment company (commonly known as a mutual fund) that is intended to provide a range of investment alternatives through its separate Portfolios, each of which is, for investment purposes, in effect a separate fund (the Portfolios). The Portfolios currently offered by the Fund are set forth below:

■	Conservative Balanced Portfolio (Class I Shares)
■	Diversified Bond Portfolio (Class I Shares)
■	Equity Portfolio (Class I Shares and Class II Shares)
■	Flexible Managed Portfolio (Class I Shares)
■	Global Portfolio (Class I Shares)
■	Government Income Portfolio (Class I Shares)
■	High Yield Bond Portfolio (Class I Shares)
■	Jennison Portfolio (Class I Shares and Class II Shares)
■	Jennison 20/20 Focus Portfolio (Class I Shares and Class II Shares)
■	Money Market Portfolio (Class I Shares)
■	Natural Resources Portfolio (Class I Shares and Class II Shares)
■	Small Capitalization Stock Portfolio (Class I Shares)
■	Stock Index Portfolio (Class I Shares)
■	Value Portfolio (Class I Shares and Class II Shares)
■	SP International Growth Portfolio (Class I Shares and Class II Shares)
■	SP International Value Portfolio (Class I Shares)
■	SP Prudential U.S. Emerging Growth Portfolio (Class I Shares and Class II Shares)
■	SP Small-Cap Value Portfolio (Class I Shares)
Each Portfolio of the Fund offers Class I shares and certain Portfolios of the Fund also offer Class II shares. Class I shares are sold only to separate accounts of insurance companies affiliated with Prudential Financial, Inc., including but not limited to The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. The separate accounts invest in shares of the Fund through subaccounts that correspond to the Portfolios. The separate accounts will redeem shares of the Fund to the extent necessary to provide benefits under the Contracts or for such other purposes as may be consistent with the Contracts.
Not every Portfolio is available under each Contract. The prospectus for each Contract lists the Portfolios currently available under that particular Contract.
In order to sell shares to both Prudential and non-Prudential insurance companies, the Fund has obtained an exemptive order (the Order) from the SEC. The Fund and its Portfolios are managed in compliance with the terms and conditions of that Order.
The Portfolios are managed by Prudential Investments LLC (PI, or the Investment Manager) as discussed in the Fund's Prospectus. Each of the Portfolios has a different investment objective. For this reason, each Portfolio will have different investment results and be subject to different financial and market risks. As discussed in the Prospectus, several of the Portfolios may invest in money market instruments and comparable securities as part of assuming a temporary defensive position. The investment objectives of each Portfolio are discussed in the Prospectus.
INVESTMENT RESTRICTIONS
Set forth below are certain investment restrictions applicable to the Portfolios. Fundamental restrictions may not be changed without a majority vote of shareholders as required by the 1940 Act. Non-fundamental restrictions may be changed by the Board of Trustees without shareholder approval.
Restrictions 1, 4, 7, 8 and 9 are fundamental. Restrictions 2, 3, 5, 6 and 10 are not fundamental.
FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE TO ALL PORTFOLIOS (EXCEPT FUNDAMENTAL RESTRICTIONS DO NOT APPLY TO SP SMALL-CAP VALUE PORTFOLIO): With respect to each Portfolio, none of the Portfolios will:
1. Buy or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Portfolios may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner. None of the Portfolios will buy or sell commodities or commodity contracts, except that a Portfolio may, consistent with its investment style, purchase and sell financial futures contracts and options thereon. For purposes of this restriction, futures contracts on currencies and on securities indices and forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.

2. No Portfolio will, except as part of a merger, consolidation, acquisition, or reorganization, invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company. Provided, however, that any Portfolio may invest in the securities of one or more investment companies to the extent permitted by the Investment Company Act and rules thereunder, or by exemptive order, SEC release, no-action letter or similar relief or interpretations.
3. Make short sales of securities or maintain a short position, except that the Diversified Bond, Jennison 20/20 Focus, High Yield Bond, Government Income, Conservative Balanced, and Flexible Managed, and certain SP Portfolios may sell securities short up to 25% of their net assets (the Small Capitalization Stock and Stock Index Portfolios may sell securities short up to 5% of their total assets) and except that the Portfolios (other than the Money Market Portfolio) may make short sales against-the-box. Collateral arrangements entered into with respect to options, futures contracts, forward contracts and swap agreements are not deemed to be short sales.
4. Purchase securities on margin (but a Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by a Portfolio of initial or maintenance margin in connection with otherwise permissible futures or options is not considered the purchase of a security on margin. None of the Portfolios will issue senior securities, borrow money or pledge assets, except as permitted by the Investment Company Act and rules thereunder, or by exemptive order, SEC release, no-action letter, or similar relief or interpretations. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed-delivery basis, reverse repurchase agreements, short sales, derivative and hedging transactions and collateral arrangements with respect thereto, and obligations of the Fund to Trustees pursuant to deferred compensation agreements are not deemed to be a pledge of assets or the issuance of a senior security.
5. Enter into reverse repurchase agreements if, as a result, the Portfolio's obligations with respect to reverse repurchase agreements would exceed 10% of the Portfolio's net assets (defined to mean total assets at market value less liabilities other than reverse repurchase agreements); except that the Diversified Bond, High Yield Bond, and Government Income Portfolios, as well as the fixed income portions of the Conservative Balanced and Flexible Managed Portfolios, may enter into reverse repurchase agreements and dollar rolls provided that the Portfolio's obligations with respect to those instruments do not exceed 30% of the Portfolio's net assets (defined to mean total assets at market value less liabilities other than reverse repurchase agreements and dollar rolls).
6. Pledge or mortgage assets, except that no more than 10% of the value of any Portfolio may be pledged (taken at the time the pledge is made) to secure authorized borrowing and except that a Portfolio may enter into reverse repurchase agreements. Collateral arrangements entered into with respect to futures and forward contracts and the writing of options are not deemed to be the pledge of assets. Collateral arrangements entered into with respect to interest rate swap agreements are not deemed to be the pledge of assets.
7. Make loans, except through loans of assets of a Portfolio, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the Investment Company Act and rules thereunder, or by exemptive order, SEC release, no-action letter or similar relief or interpretations. Provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan.
8. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.
9. With the exception of Natural Resources Portfolio, purchase securities of a company in any industry if, as a result of the purchase, a Portfolio's holdings of securities issued by companies in that industry would exceed 25% of the value of the Portfolio, except that this restriction does not apply to purchases of obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities or issued by domestic banks. For purposes of this restriction, neither finance companies as a group nor utility companies as a group are considered to be a single industry and will be grouped instead according to their services; for example, gas, electric, and telephone utilities will each be considered a separate industry. For purposes of this exception, domestic banks shall include all banks which are organized under the laws of the United States or a state (as defined in the 1940 Act), U.S. branches of foreign banks that are subject to the same regulations as U.S. banks and foreign branches of domestic banks (as permitted by the SEC).
10. Invest more than 15% of its net assets in illiquid securities. (The Money Market Portfolio will not invest more than 5% of its net assets in illiquid securities.) For purposes of this restriction, illiquid securities are those deemed illiquid pursuant to SEC regulations and guidelines, as they may be revised from time to time.

11. Natural Resources Portfolio may not purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the Portfolio's total assets (determined at the time of investment) would be invested in any one industry; provided, however, that the Portfolio will concentrate its investments (i.e., will invest at least 25% of its assets under normal circumstances) in securities of companies in the natural resources group of industries.
Consistent with item 4 above, the Fund has entered into a joint revolving credit facility with other Prudential mutual funds to facilitate redemptions, if necessary.
Whenever any fundamental investment policy or restriction states a maximum percentage of a Portfolio's assets, it is intended that if the percentage limitation is set at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy.
For purposes of Item #11 above, the Natural Resources Portfolio relies on the Global Industry Classification System (GICS) published by Standard & Poor's in determining industry classification. The Portfolio's reliance on this classification is not a fundamental policy of the Portfolio, and, therefore, can be changed without shareholder approval.
ADDITIONAL NON-FUNDAMENTAL INVESTMENT POLICIES. Certain additional non-fundamental investment policies are applicable only to certain Portfolios, as noted below:
Money Market Portfolio. Money Market Portfolio will not:
1. Invest in oil and gas interests, common stock, preferred stock, warrants or other equity securities.
2. Write or purchase any put or call option or combination of them, except that it may purchase putable or callable securities.
3. Invest in any security with a remaining maturity in excess of 397 days.
High Yield Bond Portfolio. High Yield Bond Portfolio will not:
1. Invest in any non-fixed income equity securities, including warrants, except when attached to or included in a unit with fixed income securities, but not including preferred stock.
2. Invest more than 20% of the market or other fair value of its total assets in United States currency denominated issues of foreign governments and other foreign issuers; or invest more than 10% of the market or other fair value of its total assets in securities which are payable in currencies other than United States dollars. The Portfolio will not engage in investment activity in non-U.S. dollar denominated issues without first obtaining authorization to do so from the Fund's Board.
FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE TO SP SMALL-CAP VALUE PORTFOLIO: The following are the Portfolio's fundamental investment restrictions.
The Portfolio may not:
1. Issue senior securities, except as permitted under the Investment Company Act, as amended;
2. Borrow money, except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33% limitation;
3. Underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act in the disposition of restricted securities or in connection with investments in other investment companies;
4. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies), if, as a result, more than 25% of the Portfolio's total assets would be invested in companies whose principal business activities are in the same industry;
5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this will not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

6. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);
7. Lend any security or make any loan if, as a result, more than 33% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
INFORMATION ABOUT TRUSTEES AND OFFICERS
Information about the Trustees and the Officers of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.
Independent Trustees(1)
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Susan Davenport Austin (45) No. of Portfolios Overseen: 97	Vice Chairman (since 2013), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; President of Sheridan Gospel Network (Since 2004); Vice President, Goldman, Sachs & Co. (2000-2001); Associate Director, Bear, Stearns & Co. Inc. (1997-2000); Vice President, Salomon Brothers Inc. (1993-1997); President of the Board, The MacDowell Colony (Since 2010); Chairman of the Board of Directors, Broadcast Music, Inc. (Since 2007); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	None.
Sherry S. Barrat (63) No. of Portfolios Overseen: 97	Formerly, Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011–June 2012); formerly, President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly, Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly, President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (formerly, FPL Group, Inc.)(1998-Present).
Kay Ryan Booth (62) No. of Portfolios Overseen: 97	Managing Director of Cappello Waterfield & Co. LLC (since 2011); formerly, Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008 – January 2009); formerly, Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly, Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.
Delayne Dedrick Gold (74) No. of Portfolios Overseen: 97	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	None.
W. Scott McDonald, Jr., Ph.D. (76) No. of Portfolios Overseen: 97	Formerly Management Consultant (1997-2004) and of Counsel (2004-2005) at Kaludis Consulting Group, Inc. (company serving higher education); formerly principal (1995-1997), Scott McDonald Associates; Chief Operating Officer (1991-1995), Fairleigh Dickinson University; Executive Vice President and Chief Operating Officer (1975-1991), Drew University; interim President (1988-1990), Drew University; formerly Director of School, College and University Underwriters Ltd.	None.
Thomas T. Mooney (71) No. of Portfolios Overseen: 97	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007);founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004) formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None.

Independent Trustees(1)
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Thomas M. O'Brien (62) No. of Portfolios Overseen: 97	Director, The BankUnited (NYSE: BKU) (since May 2012); Consultant, Valley National Bancorp, Inc. and Valley National Bank (since January 2012); Formerly President and COO (November 2006-December 2011) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006 – January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.
F. Don Schwartz (77) No. of Portfolios Overseen: 97	Independent Management/Marketing Consultant (since 2002); formerly CEO and President of AceCo, Inc. (1985-2001) (consulting firm specializing in universal/variable life and variable annuity products); formerly Vice President of The Equitable Life Assurance Society; formerly Guest Insurance Professor at the American College, Louisiana State University, Alabama State University and the Insurance Marketing Institute; Advisor to several state insurance commissioners; a Chartered Life Underwriter, Chartered Financial Consultant and Fellow of the Life Insurance Management Institute.	None.
Interested Trustees(1)
Robert F. O’Donnell (44) No. of Portfolios Overseen: 97	President of Prudential Annuities (since April 2012); Senior Vice President, Head of Product, Investment Management & Marketing for Prudential Annuities (October 2008 - April 2012); Senior Vice President, Head of Product (July 2004 - October 2008)	None.
Robert F. Gunia (66) No. of Portfolios Overseen: 97	Independent Consultant (since October 2009); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (since May 1989) of The Asia Pacific Fund, Inc.
Timothy S. Cronin (47) Number of Portfolios Overseen: 97	Chief Investment Officer and Strategist of Prudential Annuities (since January 2004); Director of Investment & Research Strategy (since February 1998); President of AST Investment Services, Inc. (since June 2005).	None.
(1) The year that each Trustee joined the Fund's Board is as follows: Susan Davenport Austin, 2011; Sherry S. Barrat, 2013; Kay Ryan Booth, 2013;Timothy S. Cronin, 2011; Delayne Dedrick Gold, 2001; Robert F. Gunia, 2001; W. Scott McDonald, Jr., 1983; Thomas T. Mooney, 2001; Thomas M. O'Brien, 2003; Robert F. O’Donnell, 2012; F. Don Schwartz, 2003.
Fund Officers(a)(1)
Name, Address and Age Position with the Fund	Principal Occupation(s) During the Past Five Years
Raymond A. O’Hara (57) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988– August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Deborah A. Docs (55) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain (54) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Fund Officers(a)(1)
Name, Address and Age Position with the Fund	Principal Occupation(s) During the Past Five Years
Claudia DiGiacomo (38) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).
Andrew R. French (50) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS.
Amanda S. Ryan (35) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of PI; Associate at Ropes & Gray (2008-2012).
Kathleen DeNicholas (38) Assistant Secretary	Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).
Bruce Karpati (43) Chief Compliance Officer	Chief Compliance Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, the Prudential Series Fund and Prudential's Gibraltar Fund, Inc. (May 2013 - Present); formerly National Chief (May 2012 - May 2013) and Co-Chief (January 2010 - May 2012) of the Asset Management Unit, Division of Enforcement, of the U.S. Securities & Exchange Commission; Assistant Regional Director (January 2005 - January 2010) of the U.S. Securities & Exchange Commission.
Theresa C. Thompson (50) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001 - 2004).
Richard W. Kinville (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial's Internal Audit Department and Manager in AXA's Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009 ).
Grace C. Torres (53) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (49) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (54) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Alan Fu (57) Assistant Treasurer	Vice President and Corporate Counsel - Tax, Prudential Financial, Inc. (since October 2003).
(a) Excludes Mr. O’Donnell and Mr. Cronin, interested Board Members who also serve as President and Vice President, respectively.
(1) The year in which each individual became an Officer of the Fund is as follows: Raymond A. O’Hara, 2012; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; Amanda S. Ryan, 2012; Andrew R. French, 2006; Kathleen DeNicholas, 2013; Bruce Karpati, 2013; Theresa C. Thompson, 2008; Grace C. Torres, 1997; Peter Parrella, 2007; M. Sadiq Peshimam, 2006; Alan Fu, 2006; Richard W. Kinville, 2011.
Explanatory Notes to Tables:
Trustees are deemed to be “Interested” , as defined in the 1940 Act, by reason of their affiliation with PI and/or an affiliate of PI. Robert O’Donnell and Timothy Cronin are Interested Trustees because they are employed by an affiliate of the Investment Manager of the Fund. Robert F. Gunia will be considered an Interested Trustee for at least two years after his retirement from employment by the Investment Manager and its affiliates (which was on or about October 21, 2009). He will also be an Interested Trustee as long as he holds a beneficial interest in securities issued by the Investment Manager or its affiliates.
Unless otherwise noted, the address of all Trustees and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.
There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Trustee.
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.
“No. of Portfolios Overseen” includes all investment companies managed by PI and/or ASTIS that are overseen by the Trustee. The investment companies for which PI and/or ASTIS serves as manager include The Prudential Variable Contract Accounts, The Prudential Series Fund, Advanced Series Trust, Prudential's Gibraltar Fund, Inc., the Prudential Investments Funds, the Target Funds, Prudential Short Duration High Yield Fund, Inc. and Prudential Global Short Duration High Yield Fund, Inc.
COMPENSATION OF TRUSTEES AND OFFICERS. Pursuant to a Management Agreement with the Fund, the Investment Manager pays all compensation of Trustees, officers and employees of the Fund, other than the fees and expenses of Trustees who are not affiliated persons of the Investment Manager or any subadviser (Non-Management Trustees). Non-Management Trustees include the Independent Trustees and Trustees that are no longer employees of the Investment Manager. The Fund pays each of its Non-Management Trustees annual compensation in addition to certain out-of-pocket expenses. Trustees who serve on Board Committees may receive additional compensation.

Non-Management Trustees may defer receipt of their fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues deferred Trustees' fees daily which, in turn, accrue interest at a rate equivalent to the prevailing rate to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, at the daily rate of return of one or more funds managed by the Investment Manager chosen by the Trustee. Payment of the interest so accrued is also deferred and becomes payable at the option of the Trustee. The Fund's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Fund. The Fund does not have a retirement or pension plan for its Trustees.
The following table sets forth the aggregate compensation paid by the Fund for the Fund's most recently completed fiscal year to the Non-Management Trustees for service on the Fund's Board, and the Board of any other investment company in the Fund Complex for the most recently completed calendar year. Trustees and officers who are “interested persons” of the Fund (as defined in the 1940 Act) do not receive compensation from the Fund Complex.
Name	Aggregate Fiscal Year Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex for Most Recent Calendar Year(1)
Susan Davenport Austin	$46,110	None	None	$260,000 (3/92)*
Sherry S. Barrat (2)	None	None	None	None
Kay Ryan Booth (2)	None	None	None	None
Timothy S. Cronin	None	None	None	None
Saul K. Fenster #	$48,360	None	None	$280,000 (3/92)*
Delayne Dedrick Gold	$48,360	None	None	$280,000 (3/92)*
Robert F. Gunia	$46,860	None	None	$260,000 (3/92)*
W. Scott McDonald, Jr.**	$51,380	None	None	$300,000 (3/92)*
Thomas T. Mooney**	$51,560	None	None	$345,000 (3/92)*
Thomas M. O'Brien**	$43,840	None	None	$300,000 (3/92)*
Robert F. O’Donnell	None	None	None	None
F. Don Schwartz**	$50,730	None	None	$280,000 (3/92)*
Explanatory Notes to Compensation Table
(1) Compensation relates to portfolios that were in existence during 2012.
(2) Mses. Barrat and Booth joined the Board effective January 1, 2013, and therefore received no compensation from the Fund during the year ended December 31, 2012.
# Mr. Fenster retired from the Board effective December 31, 2012.
* Number of funds and portfolios represents those in existence as of December 31, 2012 and excludes funds that have merged or liquidated during the year. Additionally the number of portfolios includes those which were approved as of December 31, 2012, but which may not have commenced operations as of December 31, 2012. No compensation is paid to Board Members with respect to portfolios that have not yet commenced operations.
** Under the Fund’s deferred fee arrangement, certain Board Members have elected to defer all or part of their total compensation. The total amount of deferred compensation accrued during the calendar year ended December 31, 2012, including investment results during the year on cumulative deferred fees, amounted to $25,677, $113,015, $210,789, and $22,104 for Messrs. McDonald, Mooney, O'Brien and Schwartz, respectively.
BOARD COMMITTEES. The Board of Trustees (the Board) has established four standing committees in connection with governance of the Fund—Audit, Compliance, Governance, and Investment Review and Risk. Information on the membership of each standing committee and its functions is set forth below.
Audit Committee. The Audit Committee consists of Mr. O'Brien (chair), Ms. Austin, Ms. Gold and Mr. Mooney. The Board has determined that each member of the Audit Committee is not an “interested person” as defined in the 1940 Act. The responsibilities of the Audit Committee are to assist the Board in overseeing the Fund's independent registered public accounting firm, accounting policies and procedures, and other areas relating to the Fund's auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Fund. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the independent registered public accounting firm to (1) the Investment Manager and (2) any entity in a control relationship with the Investment Manager that provides ongoing services to the Fund, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Fund. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm's responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Audit Committee Charter is available at www.prudential.com/variableinsuranceportfolios. The number of Audit Committee meetings held during the Fund's most recently completed fiscal year is set forth in the table below.

Compliance Committee. The Compliance Committee consists of Mr. McDonald (chair), Mr. O'Brien, Mr. Schwartz, Mr. Gunia and Mr. Mooney (ex-officio). The Compliance Committee serves as a liaison between the Board and the Funds' Chief Compliance Officer (CCO). The Compliance Committee is responsible for considering, in consultation with the Board's Chair and outside counsel, any material compliance matters that are identified and reported by the CCO to the Compliance Committee between Board meetings. The Compliance Committee is also responsible for considering, when requested by the CCO, the CCO's recommendations regarding the materiality of compliance matters to be reported to the Board. The Compliance Committee reviews compliance matters that it determines warrant review between Board meetings. Further, when the CCO wishes to engage an independent third party to perform compliance-related work at the Funds' expense, the Compliance Committee will evaluate with the CCO which third party to recommend to the Board as well as the appropriate scope of the work. The number of Compliance Committee meetings held during the Fund's most recently completed fiscal year is set forth in the table below. The Compliance Committee Charter is available on the Fund's website at www.prudential.com/variableinsuranceportfolios.
Governance Committee. The Governance Committee of the Board is responsible for nominating Trustees and making recommendations to the Board concerning Board composition, committee structure and governance, director compensation and expenses, director education, and governance practices. The members of the Governance Committee are Ms. Gold (Chair), Mr. McDonald, Mr. Schwartz and Mr. Mooney (ex-officio). The Board has determined that each member of the Governance Committee is not an “interested person” as defined in the 1940 Act. The number of Governance Committee meetings held during the Fund's most recently completed fiscal year is set forth in the table below. The Governance Committee Charter is available on the Fund's website at www.prudential.com/variableinsuranceportfolios.
Investment Review and Risk Committee (IRRC). The IRRC consists of all members of the Board and is chaired by Mr. Mooney, the Chairman of the Board. The Board created the IRRC to help the Board in reviewing certain types of risk, especially those risks related to portfolio investments, the subadvisers for the Portfolios and other related risks. The responsibilities of the IRRC include, but are not limited to: reviewing written materials and reports pertaining to Portfolio performance, investments and risk from subadvisers, the Strategic Investment Review Group (SIRG) of PI and others; considering presentations from subadvisers, the Investment Manager, SIRG or other service providers on matters relating to Portfolio performance, investments and risk; and periodically reviewing management’s evaluation of various types of risks to the Portfolios.
LEADERSHIP STRUCTURE AND QUALIFICATIONS OF BOARD OF TRUSTEES. The Board is responsible for oversight of the Fund. The Fund has engaged the Investment Manager to manage the Fund on a day-to-day basis. The Board oversees the Investment Manager and certain other principal service providers in the operations of the Fund. The Board is currently composed of eleven members, eight of whom are Independent Trustees and one of whom is no longer an employee of the Investment Manager or its affiliates but does not currently meet the requirements for an Independent Trustee. There are also two Trustees who are employed by the Investment Manager. The Board meets in-person at regularly scheduled meetings twelve times throughout the year. In addition, the Board Members may meet in-person or by telephone at special meetings or on an informal basis at other times. As described above, the Board has established three standing committees—Audit, Compliance and Governance—and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel to assist them in fulfilling their responsibilities.
The Board is chaired by an Independent Trustee. As Chair, this Independent Trustee leads the Board in its activities. Also, the Chair acts as a member or an ex-officio member of each standing committee and any ad hoc committee of the Board of Trustees. The Board is vice chaired by an Independent Trustee. As Vice-Chair this Independent Trustee will, in the absence of the Chair lead the Board in its activities. The Trustees have determined that the Board's leadership and committee structure is appropriate because the Board believes it sets the proper tone to the relationships between the Fund, on the one hand, and the Investment Manager, the subadviser(s) and certain other principal service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, the structure efficiently allocates responsibility among committees.
The Board has concluded that, based on each Board Member's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Board Members, each Board Member should serve as a Board Member. Among other attributes common to all Board Members are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the various service providers to the Fund, and to exercise reasonable business judgment in the performance of their duties as Board Members. In addition, the Board has taken into account the actual service and commitment of the Board members during their tenure in concluding that each should continue to serve. A Board Member's ability to perform his or her duties effectively may have been attained through a Board Member's educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board Member of the Fund, other funds in the Fund Complex, public companies, or non-profit entities or other organizations; or other experiences. Set forth below is a brief discussion of the specific experience qualifications, attributes or skills of each Board Member that led the Board to conclude that he or she should serve as a Board Member.

Ms. Gold and Messrs. McDonald, Mooney, O'Brien and Schwartz have each served for more than 10 years as a Board Member of mutual funds advised by the Investment Manager or its predecessors, including some or all of the following funds: Advanced Series Trust, The Prudential Series Fund, Prudential's Gibraltar Fund, Inc, and/or other mutual funds advised by the Investment Manager or its predecessors. In addition, Mr. McDonald has more than 20 years of experience in senior leadership positions at institutions of higher learning. Ms. Gold has more than 20 years of experience in the financial services industry. Mr. Mooney has more than 30 years of experience in senior leadership positions with municipal organizations and other companies. Mr. O'Brien has more than 25 years of experience in senior leadership positions in the banking industry. Mr. Schwartz has more than 30 years experience as a management consultant including in the financial services industry and additional experience in the insurance industry. Messrs. Fenster, Mooney and O'Brien have experience serving on boards of other entities. Mr. Gunia has served for more than 10 years as a Board Member of mutual funds advised by the Investment Manager or its predecessors. In addition, Mr. Gunia served in senior leadership positions for more than 28 years with the Investment Manager and its affiliates and predecessors. Ms. Austin currently serves as Vice Chairman of Sheridan Broadcasting Corporation and President of the Sheridan Gospel Network. In addition to her experience in senior leadership positions with private companies, Ms. Austin has more than 10 years of experience in the investment banking industry. Mr. O’Donnell, who has served as an Interested Trustee and/or President of the Fund and other funds advised by the Investment Manager since 2012, is President of Prudential Annuities. Mr. Cronin, an Interested Trustee of the Fund and other funds advised by the Investment Manager since 2009, has served as a Vice President of the Fund and other funds advised by the Investment Manager since 2009 and has held senior positions with Prudential Financial (and American Skandia, which was purchased by Prudential Financial) since 1998. Ms. Barrat has more than 20 years of experience in senior leadership positions in the financial services and banking industries. In addition, Ms. Barrat has over 10 years experience serving on boards of other public companies and non-profit entities. Ms. Booth has more than 35 years of experience in senior leadership positions in the investment management and investment banking industries. In addition to her experience in senior leadership positions with private companies, Ms. Booth has experience serving on the boards of other entities.
Specific details about each Trustee's professional experience is set forth in the professional biography tables, above.
Risk Oversight. Investing in general and the operation of a mutual fund involve a variety of risks, such as investment risk, compliance risk, and operational risk, among others. The Board oversees risk as part of its oversight of the Fund. Risk oversight is addressed as part of various regular Board and committee activities. The Board, directly or through its committees, reviews reports from among others, the Investment Manager, sub-advisers, the Fund's Chief Compliance Officer, the Fund's independent registered public accounting firm, counsel, and internal auditors of the Investment Manager or its affiliates, as appropriate, regarding risks faced by the Fund and the risk management programs of the Investment Manager and certain service providers. The actual day-to-day risk management with respect to the Fund resides with the Investment Manager and other service providers to the Fund. Although the risk management policies of the Investment Manager and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Fund or the Investment Manager, its affiliates or other service providers.
Selection of Trustee Nominees. The Governance Committee is responsible for considering trustee nominees for Trustees at such times as it considers electing new members to the Board. The Governance Committee may consider recommendations by business and personal contacts of current Board members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.
A shareholder who wishes to recommend a director for nomination should submit his or her recommendation in writing to the Chair of the Board (Thomas T. Mooney) or the Chair of the Governance Committee (Delayne D. Gold), in either case in care of the Fund, at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077. At a minimum, the recommendation should include: the name, address, and business, educational, and/or other pertinent background of the person being recommended; a statement concerning whether the person is an “interested person” as defined in the 1940 Act; any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held. The recommendation also can include any additional information which the person submitting it believes would assist the Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Fund's Investment Manager) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Fund's outside legal counsel may cause a person to be deemed an “interested person.” Before the Governance Committee decides to nominate an individual to the Board, Committee members and other Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.
Shareholder Communications with the Board of Trustees. Shareholders of the Fund can communicate directly with the Board of Trustees by writing to the Chair of the Board, c/o the Fund, 1 Corporate Drive, Shelton, CT 06484. Shareholders can communicate directly with an individual Trustee by writing to that Trustee, c/o the Fund, 1 Corporate Drive, Shelton, CT 06484. Such communications to the Board or individual Trustees are not screened before being delivered to the addressee.
Board Committee Meetings (for most recently completed fiscal year)
Audit Committee	Governance Committee	Compliance Committee	Investment Review and Risk Committee
4	4	4	4
Share Ownership. Information relating to each Trustee's share ownership in the Fund, other funds that are overseen by the respective Trustee as well as any other funds that are managed by the Investment Manager as of the most recently completed calendar year is set forth in the chart below.
Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities Owned by Trustee in All Registered Investment Companies in Fund Complex*
Trustee Share Ownership
Susan Davenport Austin	None	Over $100,000
Sherry S. Barrat	None	None
Kay Ryan Booth	None	None
Timothy S. Cronin	None	$50,001-$100,000
Robert F. Gunia	Stock Index Portfolio ($10,001-$50,000) Equity Portfolio ($10,001-$50,000) Jennison Portfolio ($10,001-$50,000) Global Portfolio ($10,001-$50,000)	over $100,000
Delayne Dedrick Gold	None	over $100,000
W. Scott McDonald, Jr.	None	over $100,000
Thomas T. Mooney	None	over $100,000
Thomas M. O'Brien	None	over $100,000
Robert F. O’Donnell	None	None
F. Don Schwartz	None	over $100,000
*”Fund Complex” includes Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., the Prudential Investments Funds, Target Funds, and any other funds that are managed by Prudential Investments LLC and /or AST Investment Services, Inc.
Because the Portfolios of the Fund serve as investment options under variable annuity and life insurance contracts, federal tax law prohibits the sale of Portfolio shares directly to individuals, including the Trustees.  Individuals, including a Trustee, may, however, have an interest in a Portfolio if he or she purchases a variable contract and selects the portfolio as an investment option.
None of the Independent Trustees, or any member of his/her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund as of the most recently completed calendar year.

MANAGEMENT AND ADVISORY ARRANGEMENTS
FUND MANAGEMENT. The Fund is managed by PI, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. As of December 31, 2012, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $194.7 billion. PI is a wholly-owned subsidiary of PIFM HoldCo LLC, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc.
Pursuant to Management Agreements with the Fund (collectively, the Management Agreement), the Investment Manager, subject to the supervision of the Fund's Board and in conformity with the stated policies of the Fund, manage both the investment operations of each Portfolio and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Investment Manager is obligated to keep certain books and records of the Fund. The Investment Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Fund. The Investment Manager will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements. The Investment Manager will review the performance of the subadvisers and make recommendations to the Board with respect to the retention of investment advisers and the renewal of contracts. The Investment Manager also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by, the Fund's custodian (the Custodian), and the Fund's transfer agent. The management services of the Investment Manager to the Fund are not exclusive under the terms of the Management Agreement and the Investment Manager is free to, and does, render management services to others.
In connection with its management of the corporate affairs of the Fund, the Investment Manager bears the following expenses:
■	the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Trustees who are not affiliated persons of the Investment Manager or any subadviser;
■	all expenses incurred by the Investment Manager or the Fund in connection with managing the ordinary course of a Fund's business, other than those assumed by the Fund as described below; and
■	the fees, costs and expenses payable to any investment subadvisers pursuant to Subadvisory Agreements between the Investment Manager and such investment subadvisers.
Under the terms of the Management Agreement, the Fund is responsible for the payment of Fund expenses not paid by the Investment Manager, including:
■	the fees and expenses incurred by the Fund in connection with the management of the investment and reinvestment of the Fund's assets payable to the Investment Manager;
■	the fees and expenses of Trustees who are not affiliated persons of the Investment Manager or any subadviser;
■	the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Investment Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares;
■	the charges and expenses of the Fund's legal counsel and independent auditors;
■	brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities (and futures, if applicable) transactions;
■	all taxes and corporate fees payable by the Fund to governmental agencies;
■	the fees of any trade associations of which the Fund may be a member;
■	the cost of share certificates representing and/or non-negotiable share deposit receipts evidencing shares of the Fund;
■	the cost of fidelity, directors and officers and errors and omissions insurance;
■	the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission and paying notice filing fees under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes;
■	allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports and notices to shareholders;
■	litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and distribution and service (12b-1) fees.
The Management Agreement provides that the Investment Manager will not be liable for any error of judgment by PI or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically, if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either the Investment Manager or a Fund by the Board or vote of a majority of the outstanding voting securities of the Fund, (as defined in the 1940 Act) upon not more than 60 days nor less than 30 days written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.
Fees payable under the Management Agreement are computed daily and paid monthly. The Investment Manager may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of a Portfolio. Management fee waivers and subsidies will increase a Portfolio's total return. These voluntary waivers may be terminated at any time without notice.
The table below sets forth the applicable contractual management fee rate and the management fees received by the Investment Manager from the Fund for each Portfolio for the indicated fiscal years.
The manager-of-managers structure operates under an order issued by the SEC. The current order permits us to hire subadvisers or amend subadvisory agreements, without shareholder approval, only with subadvisers that are not affiliated with Prudential Financial, Inc. The current order imposes the following conditions:
1. The Investment Manager will provide general management and administrative services to the Fund including overall supervisory responsibility for the general management and investment of the Fund's securities portfolio, and, subject to review and approval by the Board, will (a) set the Portfolios' overall investment strategies; (b) select subadvisers; (c) monitor and evaluate the performance of subadvisers; (d) allocate and, when appropriate, reallocate a Portfolio's assets among its subadvisers in those cases where a Portfolio has more than one subadviser; and (e) implement procedures reasonably designed to ensure that the subadvisers comply with the Fund's investment objectives, policies, and restrictions.
2. Before a Portfolio may rely on the order, the operation of the Portfolio in the manner described in the Application will be approved by a majority of its outstanding voting securities, as defined in the 1940 Act, or, in the case of a new Portfolio whose public shareholders purchased shares on the basis of a prospectus containing the disclosure contemplated by condition (4) below, by the sole shareholder before offering of shares of such Portfolio to the public.
3. The Fund will furnish to shareholders all information about a new subadviser or subadvisory agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by the addition of a new subadviser or any proposed material change in a Portfolio's subadvisory agreement. The Fund will meet this condition by providing shareholders with an information statement complying with the provisions of Regulation 14C under the 1934 Act, and Schedule 14C thereunder. With respect to a newly retained subadviser, or a change in a subadvisory agreement, this information statement will be provided to shareholders of the Portfolio a maximum of ninety (90) days after the addition of the new subadviser or the implementation of any material change in a subadvisory agreement. The information statement will also meet the requirements of Schedule 14A under the 1934 Act.
4. The Fund will disclose in its prospectus the existence, substance and effect of the order granted pursuant to the Application.
5. No Trustee or officer of the Fund or director or officer of the Investment Manager will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such director or officer) any interest in any subadviser except for (a) ownership of interests in PI or any entity that controls, is controlled by or is under common control with PI, or (b) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a subadviser or any entity that controls, is controlled by or is under common control with a subadviser.
6. The Investment Manager will not enter into a subadvisory agreement with any subadviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of the Fund or the Investment Manager other than by reason of serving a subadviser to one or more Portfolios (an Affiliated Subadviser) without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable Portfolio.
7. At all times, a majority of the members of the Board will be persons each of whom is not an “interested person” of the Fund as defined in Section 2(a)(19) of the 1940 Act (Independent Trustees), and the nomination of new or additional Independent Trustees will be placed within the discretion of the then existing Independent Trustees.
8. When a subadviser change is proposed for a Portfolio with an Affiliated Subadviser, the Board, including a majority of the Independent Trustees, will make a separate finding, reflected in the Board's minutes, that such change is in the best interests of the Portfolio and its shareholders and does not involve a conflict of interest from which the Investment Manager or the Affiliated Subadviser derives an inappropriate advantage.

Management Fee Rates
Portfolio	Fee Rate
Conservative Balanced	0.55% of average daily net assets
Diversified Bond	0.40% of average daily net assets
Equity	0.45% of average daily net assets
Flexible Managed	0.60% of average daily net assets
Global	0.75% of average daily net assets
Government Income	0.40% of average daily net assets
High Yield Bond	0.55% of average daily net assets
Jennison	0.60% of average daily net assets
Jennison 20/20 Focus	0.75% of average daily net assets
Money Market	0.40% of average daily net assets
Natural Resources	0.45% of average daily net assets
Small Capitalization Stock	0.40% of average daily net assets
Stock Index	0.35% of average daily net assets up to $4 billion; 0.30% of average daily net assets over $4 billion
Value	0.40% of average daily net assets
SP International Growth	0.85% of average daily net assets
SP International Value	0.90% of average daily net assets
SP Prudential U.S. Emerging Growth	0.60% of average daily net assets
SP Small-Cap Value	0.90% of average daily net assets
Management Fees Paid by the Fund
Portfolio	2012	2011	2010
Conservative Balanced	$12,545,383	$12,227,210	$11,839,424
Diversified Bond	5,563,010	6,161,929	5,860,206
Equity	14,241,111	14,621,455	13,942,678
Flexible Managed	19,321,933	18,493,636	17,556,127
Global	4,470,285	4,669,105	4,535,741
Government Income	1,581,269	1,620,279	1,597,621
High Yield Bond	13,939,450	11,893,282	11,171,919
Jennison	7,591,775	7,727,430	7,756,986
Jennison 20/20 Focus	2,566,978	3,820,151	3,201,348
Money Market	3,883,883	4,244,233	4,649,233
Natural Resources	4,205,035	5,483,148	5,146,607
Small Capitalization Stock	2,264,886	2,288,481	2,087,075
Stock Index	8,064,851	7,841,258	7,407,495
Value	5,064,199	5,502,517	5,173,738
SP International Growth	743,056	1,007,816	1,392,997
SP International Value	1,107,299	1,457,315	1,817,232
SP Prudential U.S. Emerging Growth	1,339,105	1,390,421	1,186,370
SP Small-Cap Value	1,645,668	1,805,739	1,906,545
FEE WAIVERS/SUBSIDIES. PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. Fee waivers and expense subsidies will increase the Fund's total return. These voluntary waivers may be terminated at any time without notice. To the extent that PI agrees to waive its fee or subsidize the Fund's expenses, it may enter into a relationship agreement with the subadviser to share the economic impact of the fee waiver or expense subsidy.
PI has voluntarily agreed to waive a portion of its management fee and/or limit total expenses (expressed as a percentage of average daily net assets) for certain Portfolios of the Fund, as set forth in the table below. These expense limitations do not include the Rule 12b-1 fee and the administration fee applicable to Class II shares. Voluntary expense limitations may be discontinued or otherwise modified at any time. PI has also contractually agreed to waive a portion of its management fee and/or limit total expenses (expressed as a percentage of average daily net assets) for certain Portfolios of the Fund, as set forth in the table below. These expense limitations do not include the Rule 12b-1 fee and the administration fee applicable to Class II shares. Contractual expense limitations may not be terminated or modified prior to their contractual expiration date, but may be discontinued or modified thereafter.
Fee Waivers & Expense Limitations
Portfolio	Fee Waiver and/or Expense Limitation
Global Portfolio(1)	contractually waive 0.01% of management fee
Money Market Portfolio(2)	1-day annualized yield (excluding capital gain or loss) does not fall below 0.00%
Natural Resources Portfolio(3)	contractually waive 0.05% of management fee
Small Capitalization Stock Portfolio(4)	contractually waive 0.05% of management fee
Stock Index Portfolio(5)	voluntarily waive 0.05% of management fee
Value Portfolio(6)	contractually waive 0.05% of management fee
(1)Global Portfolio: The Investment Manager has contractually agreed to waive 0.01% of its investment management fee through June 30, 2014. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2014, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2014 will be subject to review by the Investment Manager and the Fund’s Board of Trustees.
(2) Money Market Portfolio: In order to support the income yield, the Investment Manager has voluntarily agreed to limit the management fees of the Money Market Portfolio such that the 1-day annualized yield (excluding capital gain or loss) does not fall below 0.00%. Prior to July 1, 2012, the Investment Manager had voluntarily agreed to limit the management fees of the Money Market Portfolio such that the 1-day annualized yield (excluding capital gain or loss) did not fall below 0.02%. Prior to March 2, 2010, that threshold was 0.05%. The waiver is voluntary and may be modified or terminated by the Investment Manager at any time without notice.
(3)Natural Resources Portfolio: The Investment Manager has contractually agreed to waive 0.05% of its investment management fee through June 30, 2014. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2014, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2014 will be subject to review by the Investment Manager and the Fund’s Board of Trustees.
(4)Small Capitalization Stock Portfolio: The Investment Manager has contractually agreed to waive 0.05% of its investment management fee through June 30, 2014. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2014, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2014 will be subject to review by the Investment Manager and the Fund’s Board of Trustees.
(5) Stock Index Portfolio: Effective August 1, 2010, the Investment Manager has voluntarily agreed to waive a portion of its management fee equal to an annual rate of 0.05% of the average daily net assets of the Portfolio. The waiver is voluntary and may be modified or terminated by the Investment Manager at any time without notice.
(6)Value Portfolio: The Investment Manager has contractually agreed to waive 0.05% of its investment management fee through June 30, 2014. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2014, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2014 will be subject to review by the Investment Manager and the Fund’s Board of Trustees.
SUBADVISERS. The Investment Manager has entered into subadvisory agreements with each of the subadvisers named in the table appearing below. The subadvisory agreements provide that the subadvisers will furnish investment advisory services in connection with the management of each Portfolio. In connection therewith, each subadviser is obligated to keep certain books and records of the Fund. Under each subadvisory agreement, each subadviser, subject to the supervision of the Investment Manager, is responsible for managing the assets of a Portfolio in accordance with the Portfolio's investment objectives, investment program and policies. The subadvisers determine what securities and other instruments are purchased and sold for each Portfolio and are responsible for obtaining and evaluating financial data relevant to the Portfolio. The Investment Manager continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the subadvisers' performance of such services.
Pursuant to each subadvisory agreement, the Investment Manager pays each subadviser a fee. The tables below set forth the current fee rates and fees paid by the Investment Manager to each subadviser for the three most recent fiscal years. The fee rates represent the fees as a percentage of average daily net assets.
As discussed in the Prospectus, the Investment Manager employs each subadviser under a “manager of managers” structure that allows the Investment Manager to replace the subadvisers or amend a subadvisory agreement without seeking shareholder approval. The Investment Manager is authorized to select (with approval of the Board's independent trustees) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. The Investment Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated or modified. It is possible that the Investment Manager will continue to be satisfied with the performance record of the existing subadvisers and not recommend any additional subadvisers. The Investment Manager is also responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of the Portfolio's assets, and the Investment Manager can change the allocations without Board or shareholder approval. The Investment Manager will review the allocations periodically and may adjust them without prior notice. The annual update to the Fund's prospectus will reflect these adjustments. Shareholders will be notified of any new subadvisers or materially amended subadvisory agreements.

Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser	Fee*
Conservative Balanced	Prudential Investment Management, Inc. (PIM)	0.24% of average daily net assets managed by PIM (Core Fixed-Income/Futures Assets Only) 0.15% of average daily net assets managed by PIM (Money Market Assets Only)
	Quantitative Management Associates LLC (QMA)	0.315%
Diversified Bond	PIM	0.20%
Equity	Jennison Associates LLC (Jennison)	0.225% to $1.2 billion in assets; 0.19% over $1.2 billion in assets
Flexible Managed	PIM	0.24% of average daily net assets managed by PIM (Core Fixed-Income/Futures Assets Only) 0.15% of average daily net assets managed by PIM (Money Market Assets Only)
	QMA	0.34%
Global	William Blair & Company LLC (William Blair)	0.30% to $500 million in assets; 0.25% over $500 million to $1 billion in assets; 0.20% over $1 billion in assets
LSV Asset Management (LSV)	0.45% of average daily net assets to $150 million;
0.425% of average daily net assets from $150 million to $300 million;
0.40% of average daily net assets from $300 million to $450 million;
0.375% of average daily net assets from $450 million to $750 million;
		and 0.35% of average daily net assets over $750 million
	Brown Advisory, LLC	0.30% of average daily net assets to $500 million; 0.25% of average daily net assets over $500 million to $1 billion; 0.20% of average daily net assets over $1 billion**
	T. Rowe Price Associates, Inc.	Rates in Effect Prior to October 1, 2011: 0.40% to $250 million in assets; 0.375% over $250 million to $500 million in assets; 0.35% over $500 million in assets
T. Rowe Price Associates, Inc.	Rates in Effect October 1, 2011 and Thereafter:
Sleeve average daily net assets up to $100 million:
0.50% up to $50 million;
0.45% over $50 million to $100 million
When sleeve average daily net assets exceed $100 million:
0.40% on all assets
When sleeve average daily net assets exceed $200 million:
0.35% on all assets
When sleeve average daily net assets exceed $500 million:
0.325% up to $500 million;
0.30% over $500 million to $1 billion
When sleeve average daily net assets exceed $1 billion:
		0.30% on all assets
	QMA(1)	0.025%
	PIM(1)	0.025%
	Jennison(1)	0.025%
Government Income	PIM	0.20%
High Yield Bond	PIM	0.25%
Jennison	Jennison	0.75% for first $10 million in assets;
0.50% for next $30 million in assets;
0.35% for next $25 million in assets;
0.25% for next $335 million in assets;
0.22% for next $600 million in assets;
		0.20% for above $1 billion in assets
Jennison 20/20 Focus	Jennison	Growth Portion: 0.30% for first $300 million in assets; 0.25% above $300 million in assets Value Portion: 0.375%

Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser	Fee*
Money Market	PIM	0.06% to $500 million in assets; 0.05% above $500 million to $1 billion in assets; 0.03% above $1 billion to $2.5 billion in assets; 0.02% over $2.5 billion in assets
Natural Resources	Jennison	0.225%
Small Capitalization Stock	QMA	0.26%
Stock Index	QMA	0.175%
Value	Jennison	0.20%
SP International Growth	William Blair	0.30% for first $500 million in assets; 0.25% for next $500 million in assets; 0.20% over $1 billion in assets
	Neuberger Berman Management LLC	0.375% of average daily net assets to $500 million; 0.325% of average daily net assets over $500 million to $1.5 billion; 0.300% of average daily net assets over $1.5 billion
	Jennison	0.375% of average daily net assets to $500 million; 0.325% of average daily net assets from $500 million to $1 billion; 0.30% of average daily net assets over $1 billion
SP International Value	LSV	0.45% of average daily net assets to $150 million;
0.425% of average daily net assets from $150 million to $300 million;
0.40% of average daily net assets from $300 million to $450 million;
0.375% of average daily net assets from $450 million to $750 million; and
		0.35% of average daily net assets over $750 million
	Thornburg Investment Management, Inc. (Thornburg)	0.35% to $100 million in assets; 0.30% over $100 million in assets
SP Prudential U.S. Emerging Growth	Jennison	0.30%
SP Small-Cap Value	Goldman Sachs Asset Management, L.P. (GSAM)	0.50% for first $500 million in assets; 0.45% over $500 million in assets
	ClearBridge Investments, LLC (ClearBridge)	0.40%
(1) Currently, only QMA is providing Additional Services for the Portfolio. In the event that Jennison and/or PIM provide Additional Services along with or instead of QMA, each subadviser would receive 0.025% of the average daily net assets allocated to each subadviser, respectively.
Aggregation Notes to Subadviser Fee Rate Table:
* For purposes of calculating the fee payable to certain subadvisers, the assets managed by the subadviser will be aggregated with one or more other Portfolios or Funds. Each such aggregation arrangement is set out below:
Jennison Associates LLC: the assets managed by Jennison in the SP International Growth Portfolio will be aggregated with the assets managed by Jennison in the AST International Growth Portfolio of the Advanced Series Trust and any other portfolio subadvised by Jennison on behalf of Prudential Investments LLC and/or AST Investment Services, Inc. pursuant to substantially the same investment strategy.
LSV Asset Management: the assets managed by LSV in the Global Portfolio will be aggregated with the assets managed by LSV in: (i) the SP International Value Portfolio; (ii) the AST International Value Portfolio of Advanced Series Trust; (iii) the AST Advanced Strategies Portfolio of Advanced Series Trust; (iv) the International Equity Portfolio of The Target Portfolio Trust; (v) the Target Moderate Allocation Fund of Target Asset Allocation Funds; (vi) the Target Growth Allocation Fund of Target Asset Allocation Funds; (vii) the Prudential International Value Fund of Prudential World Fund, Inc; and (viii) and any other portfolio subadvised by LSV on behalf of AST Investment Services, Inc. and/or PI pursuant to substantially the same investment strategy.
** Brown Advisory: For purposes of calculating the fee payable to Brown Advisory, the assets managed by Brown Advisory in the Portfolio will be aggregated with: (i) the portion of the AST New Discovery Asset Allocation Portfolio for which Brown Advisory serves as subadviser; (ii) the portion of the AST Advanced Strategies Portfolio for which Brown Advisory serves as subadviser; (iii) the portion of the Large Capitalization Growth Portfolio of the Target Portfolio Trust for which Brown Advisory serves as subadviser; and (iv) other future large cap growth accounts under which Brown Advisory provides substantially similar advisory or subadvisory services and which Brown Advisory and PI and/or ASTIS, as applicable, mutually agree in writing, may be included in determining the level of average daily net assets for purposes of the fee calculation.
Prudential Investment Management, Inc.: The assets of the Money Market Portfolio will be combined with the assets of the Advanced Series Trust AST Money Market Portfolio.
Thornburg Investment Management, Inc.: The assets managed by Thornburg in the SP International Value Portfolio will be combined with the net assets managed by Thornburg in each of the following funds or portfolios: Advanced Series Trust—AST International Value Portfolio, Prudential World Fund, Inc.— Prudential International Value Fund, Target Asset Allocation Funds—Target Moderate Allocation Fund and Target Growth Allocation Fund, The Target Portfolio Trust—International Equity Portfolio, and any other portfolio subadvised by Thornburg on behalf of PI and/or AST Investment Services, Inc. pursuant to substantially the same investment strategy.
William Blair: The assets of the SP International Growth Portfolio will be combined with the assets in the Global Portfolio managed by William Blair, the Advanced Series Trust AST International Growth Portfolio, the Advanced Series Trust AST Advanced Strategies Portfolio and any other portfolio subadvised by William Blair on behalf of PI and/or AST Investment Services, Inc, pursuant to substantially the same investment strategy.
Fee Waiver Notes to Subadviser Fee Rate Table:
Jennison: Jennison Associates LLC has agreed to a voluntary subadvisory fee waiver arrangement for each of Natural Resources Portfolio and the Value Portfolio. With respect to each of these Portfolios, Jennison has agreed to voluntarily waive 0.05% of its subadvisory fee. Each of these subadvisory fee waivers is voluntary and may be terminated at any time without prior notice.

T. Rowe Price: T. Rowe Price has agreed to a voluntary subadvisory fee waiver arrangement for the indicated Portfolios to the extent necessary to reduce the effective monthly subadvisory fees for the Portfolios listed below by the following percentages based on the combined average daily net assets of the indicated Portfolios and the assets of the indicated separately managed accounts:
—	Combined assets up to $1 billion: 2.5% fee reduction.
—Combined assets between $1billion and $2.5 billion: 5.0% fee reduction.
—Combined assets between $2.5 billion and $5 billion:  7.5% fee reduction.
—Combined assets above $5.0 billion: 10.0% fee reduction.
The assets for each Portfolio, or portion thereof subadvised by T. Rowe Price, and the subadvisory fees of the Portfolios listed below will be aggregated for purposes of calculating the amount of the monthly subadvisory fee waiver:
—	Advanced Series Trust AST T. Rowe Price Asset Allocation Portfolio
—Advanced Series Trust AST T. Rowe Price Equity Income Portfolio
—Advanced Series Trust AST T. Rowe Price Large-Cap Growth Portfolio
—Advanced Series Trust AST T. Rowe Price Natural Resources Portfolio
— Advanced Series Trust AST Advanced Strategies Portfolio
—The Prudential Series Fund Global Portfolio
—	Separate Account: T. Rowe Price Equity Income Strategy
—Separate Account:  T. Rowe Price Growth Stock Strategy
—Separate Account:  T. Rowe Price Large-Cap Core Growth Strategy
QMA: QMA has agreed to the following voluntary subadvisory fee waiver arrangement with respect to the Stock Index Portfolio: the subadvisory fee rate is reduced by 0.025%.
Subadvisory Fees Paid by PI
Portfolio	Subadviser	2012	2011	2010
Conservative Balanced	PIM	$2,381,434	$2,276,592	$2,581,588
	QMA	3,870,528	3,880,029	3,373,195
Diversified Bond	PIM	2,781,507	3,080,971	2,930,103
Equity	Jennison	6,432,913	6,593,503	6,306,909
Flexible Managed	PIM	2,695,919	2,559,870	2,884,320
	QMA	7,027,058	6,772,049	5,917,268
Global	William Blair	359,263	374,058	387,482
	LSV	485,909	554,811	564,417
	Marsico	636,326	625,462	581,238
	T. Rowe Price Associates, Inc.	578,027	572,136	551,404
	QMA	149,010	155,637	151,191
Government Income	PIM	790,635	810,141	798,811
High Yield Bond	PIM	6,969,891	5,946,639	5,585,959
Jennison	Jennison	3,000,596	3,045,816	3,055,662
Jennison 20/20 Focus	Jennison	1,154,956	1,729,758	1,447,811
Money Market	PIM	314,103	337,922	374,342
Natural Resources	Jennison	2,102,516	2,741,577	2,573,303
Small Capitalization Stock	QMA	1,472,178	1,487,513	1,356,598
Stock Index	QMA	3,456,367	3,360,542	3,480,239
Value	Jennison	2,532,102	2,751,260	2,586,869
SP International Growth	William Blair	63,274	121,905	175,486
	Marsico	142,159	273,343	381,885
	Jennison	97,576	None	None
SP International Value	LSV	231,323	311,512	402,379
	Thornburg Investment Management, Inc.	184,809	237,591	288,708
SP Prudential U.S. Emerging Growth	Jennison	669,553	695,212	593,185
SP Small-Cap Value	Goldman Sachs Asset Management, L.P.	532,826	557,939	574,206
	ClearBridge Investments, LLC	305,146	356,200	387,989
PORTFOLIO MANAGERS: OTHER ACCOUNTS
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS—Other Accounts and Fund Ownership. The following tables set forth information about each Portfolio and accounts other than the Portfolio for which each Portfolio's portfolio managers (the Portfolio Managers) are primarily responsible for the day-to-day portfolio management as of the Fund's most recently completed fiscal year. The table shows, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface. The tables also set forth the dollar range of equity securities of each Portfolio of the Fund beneficially owned by the Portfolio Managers as of the Fund's most recently completed fiscal year.
Conservative Balanced Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
PIM	Malcolm Dalrymple	18/$13,318 million	15/$2,250 million	30/$5,779 million 1/$154 million	None
	Kay T. Willcox	6/$9,379 million	8/$2,876 million	17/$8,263 million	None
	Richard Piccirillo	20/$3,367 million	28/$1,753 million 2/$0	68/$26,300 million	None
	Michael J. Collins, CFA	9/$15,150 million	7/$3,011 million	11/$3,614,808,382	None
QMA*	John Moschberger, CFA	3/$3,628 million	18/$11,739 million	2/$3,638 million	None
	Edward F. Keon Jr.	20/$46,565 million	1/$46 million	38/$4,035 million	None
	Joel Kallman, CFA	20/$46,565 million	1/$46 million	38/$4,035 million	None
	Daniel Carlucci, CFA	10/$7,609 million	27/$13,676 million	27/$9,105 million 4/$570 million	None
Diversified Bond Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Fund Securities
PIM	Robert Tipp	14/$6,500 million	17/$5,458 million 1/-$59 thousand^	45/$19,421 million	None
	David Bessey	7/$552 million	17/$820 million 1/-$354 thousand^	53/$16,222 million 1/$3.5 million	None
	Kay Willcox	6/$8,995 million	8/$2,876 million	17/$8,263 million	None
	Michael J. Collins	8/$13,843 million	7/$3,011 million	11/$3,615 million	None
	Richard Piccirillo	20/$3,248 million	28/$1,753 million 2/$0	68/$26,300 million	None
Equity Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Jennison	Blair A. Boyer	5/$1.61 billion	3/$240 million	27/$2.97 billion	None
	David A. Kiefer, CFA*	12/$10.778 billion	4/$785.4 million** 1/$8.3 million***	6/$666 million	None
	Spiros “Sig” Segalas	15/$29.509 billion	3/$625 million** 1/$9 million***	6/$2.156 billion	None
Flexible Managed Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
PIM	Kay T. Willcox	6/$9,176 million	8/$2,876 million	17/$8,263 million	None
	Malcolm Dalrymple	18/$13,259 million	15/$2,250 million	30/$5,779 million 1/$154 million	None
	Richard Piccirillo	20/$3,323 million	28/$1,753 million 2/$0	68/$26,300 million	None
	Michael J. Collins, CFA	9/$15,150 million	7/$3,011 million	11/$3,615 million	None
QMA*	Edward F. Keon Jr.	20/$45,587 million	1/$46 million	38/$4,035 million	None
	Joel Kallman, CFA	20/$45,587 million	1/$46 million	38/$4,035 million	None
	Stacie Mintz	6/$1,878 million	9/$1,936 million	25/$5,468 million 4/$570 million	None

Global Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
LSV	Menno Vermeulen, CFA	30/$8.5 billion	45/$11.0 billion 6/$604.1 million	404/$45.3 billion 29/$6.7 billion	None
	Josef Lakonishok	30/$8.5 billion	45/$11.0 billion 6/$604.1 million	404/$45.3 billion 29/$6.7 billion	None
	Puneet Mansharamani, CFA	30/$8.5 billion	45/$11.0 billion 6/$604.1 million	404/$45.3 billion 29/$6.7 billion	None
Brown Advisory	Kenneth M. Stuzin, CFA[1]	10/$5,500 million	7/$2,430 million	614/$6,275 million	None
T. Rowe Price	Brian C. Rogers	11/$33,212 million	2/$1,962 million	11/$1,814 million	None
	Mark Finn	10/$21,585 million	4/$1,371 million	30/$3,837 million	None
	John D. Linehan	None	None	None	None
William Blair	W. George Greig	12/$8,365 million	16/$2,231 million	47/$8,390 million	None
QMA	Marcus Perl	20/$48,241 million	1/$46 million	38/$4,035 million	None
	Edward F. Keon Jr.	20/$48,241 million	1/$46 million	38/$4,035 million	None
	Joel Kallman, CFA	20/$48,241 million	1/$46 million	38/$4,035 million	None
Government Income Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Fund Securities
PIM	Robert Tipp	14/$7,423 million	17/$5,458 million 1/-$59 thousand^	45/$19,421 million	None
	Richard Piccirillo	20/$3,507 million	28/$1,753 million 2/$0	68/$26,300 million	None
	Craig Dewling	20/$6,858 million	30/$12,909 million 2/$1,696 million	68/$35,414 million 1/$3.66 million	None
	Erik Schiller, CFA	9/$1,979 million	30/$12,909 million 2/$1,696 million	67/$35,335 million 1/$3.7 million	None
High Yield Bond Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
PIM	Paul Appleby	12/$4,150 million	32/$4,084 million 17/$3,856 million	44/$6,862 million 1/$0	None
	Michael J. Collins	8/$12,308 million	7/$3,011 million	11/$3,615 million	None
	Terence Wheat	12/$4,150 million	19/$3,289 million	40/$6,554 million 1/$0	None
	Robert Spano	12/$4,150 million	19/$3,289 million	40/$6,554 million 1/$0	None
	Ryan Kelly, CFA	12/$4,150 million	19/$3,289 million	40/$6,554 million 1/$0	None
	Brian Clapp, CFA*	None	None	None	None
Jennison Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Jennison	Spiros “Sig” Segalas	15/$29.84 billion	3/$625 million** 1/$9 million***	6/$2.116 billion	None
	Michael A. Del Balso	12/$12.3 billion	5/$1.21 billion	5/$574 million	None
	Kathleen A. McCarragher	12/$9.541 billion** 2/$2.063 billion***	2/$511 million	23/$3.726 billion	None

Jennison 20/20 Focus Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Jennison	Spiros “Sig” Segalas	16/$30.978 billion	3/$625 million** 1/$9 million***	6/$2.116 billion	None
	David A. Kiefer, CFA*	12/$12.264 billion	4/$785.4 million** 1/$8.3 million***	6/$666 million	None
Natural Resources Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Jennison	John “Jay” Saunders	3/$5.424 billion	None	2/$294 million	$100,001-$500,000
	Neil P. Brown, CFA	3/$5.424 billion	None	2/$294 million	None
	David A. Kiefer, CFA*	13/$12.37 billion	4/$785.4 million** 1/$8.3 million***	6/$666 million	None
Small Capitalization Stock Portfolio
Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
QMA*	John W. Moschberger, CFA	3/$4,290 million	18/$11,739 million	2/$3,638 million	$1-$10,000
	Daniel Carlucci, CFA	10/$8,272 million	27/$13,676 million	27/$9,105 million 4/$570 million	None
Stock Index Portfolio
Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
QMA*	John Moschberger, CFA	3/$2,528 million	18/$11,739 million	2/$3,638 million	$1-$10,000
	Daniel Carlucci, CFA	10/$6,509 million	27/$13,676 million	27/$9,105 million 4/$570 million	None
Value Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Jennison	Avi Z. Berg*	2/$2.041 billion	None	4/$372 million	None
	David A. Kiefer, CFA*	12/$11.099 billion	4/$785 million** 1/$8 million***	6/$666 million	None
SP International Growth Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
William Blair	W. George Greig	12/$8,490 million	16/$2,231 million	47/$8,390 million	None
Neuberger Berman Management LLC	Benjamin Segal, CFA[2]	4/$1,233 million	0/$0	35/$7,081 million	None
Jennison	Mark Baribeau	3/$1.294 billion	1/$175 million	1/$457 million** 1/$213 million	None
	Thomas Davis	3/$1.294 billion	1/$175 million	1/$457 million** 1/$213 million	None
SP International Value Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
LSV	Josef Lakonishok	30/$8.6 billion	45/$11.0 billion 6/$604.1 million	404/$45.3 billion 29/$6.7 billion	None
	Menno Vermeulen, CFA	30/$8.6 billion	45/$11.0 billion 6/$604.1 million	404/$45.3 billion 29/$6.7 billion	None
	Puneet Mansharamani, CFA	30/$8.6 billion	45/$11.0 billion 6/$604.1 million	404/$45.3 billion 29/$6.7 billion	None
Thornburg Investment Management, Inc.	William V. Fries, CFA	16/$30.9 billion	10/$3.7 billion	49/$9.8 billion 1/$87.5 million	None

SP International Value Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
	Wendy Trevisani	16/$30.9 billion	15/$3.7 billion	10,232/$14.9 billion 1/$87.5 million	None
	Lei Wang, CFA	16/$30.9 billion	10/$3.7 billion	49/$9.8 billion 1/$87.5 million	None
SP Prudential U.S. Emerging Growth Portfolio
Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Jennison	John P. Mullman*	5/$11.184 billion	5/$764.4 million** 1/$5.4 million***	17/$1.814 billion	None
SP Small-Cap Value Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Goldman Sachs Asset Management, L.P.	Sally Pope Davis	4/$4,076 million	None	12/$1,094 million 1/$183 million	None
	Robert Crystal	4/$4,076 million	None	12/$1,094 million 1/$183 million	None
	Sean A. Butkus	4/$4,076 million	None	12/$1,094 million 1/$183 million	None
ClearBridge Investments, LLC	Peter Hable	5/$2.72 billion	1/$96 million	14,153/$3.61 billion	None
	Mark Bourguignon	3/$506 million	None	40/$9 million	None
	Mark Feasy, CFA	3/$506 million	None	40/$9 million	None
	Marina Chinn, CFA	3/$506 million	None	40/$9 million	None
	Michael Kang	3/$506 million	None	40/$9 million	None
Notes to Portfolio Manager Other Account Tables:
Brown Advisory
1Information is as of May 31, 2013.
Neuberger Berman
2Information is as of May 3, 2013.
Jennison
* Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.
** Excludes performance fee accounts.
*** The portfolio manager only manages a portion of the accounts subject to a performance fee. The market value shown reflects the portion of those accounts managed by the portfolio manager.
QMA
* Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).
“QMA Other Pooled Investment Vehicles” includes commingled insurance company separate accounts, commingled trust funds and other commingled investment vehicles. “QMA Other Accounts” includes single client accounts, managed accounts (which are counted as one account per managed account platform), asset allocation clients, and accounts of affiliates.
PIM
^The negative number for Mr. Tipp and Mr. Bessey is because they each manage a hedge fund that has short positions.
—	For PIM, “Other Pooled Investment Vehicles” includes commingled insurance company separate accounts, commingled trust funds, non-U.S. mutual funds, and collateralized debt obligation vehicles. For PIM, “Other Accounts” includes single client accounts, managed accounts, and non-commingled, affiliated insurance accounts. For QMA, “Other Pooled Investment Vehicles” includes comingled insurance company separate accounts, commingled trust funds and other commingled investment vehicles. For QMA, “Other Accounts” includes single client accounts, managed accounts (which are counted as one account per managed account platform), and accounts of affiliates.
—	Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).
*Information as of May 1, 2013
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS—COMPENSATION AND CONFLICTS OF INTEREST. Set forth below, for each Portfolio Manager, is an explanation of the structure of, and method(s) used by each subadviser (or, where applicable, the Investment Manager) to determine, portfolio manager compensation. Also set forth below, for each Portfolio Manager, is an explanation of any material conflicts of interest that may arise between a Portfolio Manager's management of a Portfolio's investments and investments in other accounts.

Brown Advisory, LLC
COMPENSATION.  Brown Advisory compensates its portfolio managers with a compensation package that includes a base salary and variable incentive bonus. The incentive bonus is subjective. It takes into consideration a number of factors including but not limited to performance, client satisfaction and service and the profitability of the business. Portfolio managers who are members of Brown Advisory’s management team may maintain a significant equity interest in the Brown Advisory enterprise. When evaluating a portfolio manager’s performance, Brown Advisory compares the pre-tax performance of a portfolio manager’s accounts to a relative broad-based market index over a trailing 1-, 3- and 5-year time period. The performance bonus is distributed at calendar year-end based on, among other things, the pre-tax investment return over the prior 1-, 3- and 5-year periods.
 CONFLICTS OF INTEREST. Brown Advisory may manage accounts in addition to the Portfolio, including proprietary accounts, employee accounts, separate accounts, private funds, long-short funds and other pooled investment vehicles. Such accounts may have different fee arrangements than the Portfolio, including performance-based fees.  Management of such accounts may create conflicts of interest including but not limited to the bunching and allocation of transactions and allocation of investment opportunities.  Brown Advisory may give advice and take action with respect to any of its other clients which may differ from advice given, or the timing or nature of action taken, with respect to the Portfolio; however, Brown Advisory seeks as a matter of policy, to achieve best execution and to the extent practical, to allocate investment opportunities over a period of time on a fair and equitable basis.  Brown Advisory has adopted a Code of Ethics and other policies and procedures which we believe to be reasonably designed to ensure that clients are not harmed by potential or actual conflicts of interest; however, no policy or procedures can guarantee detection, avoidance or amelioration for every situation where a potential or actual conflict of interest may arise.
ClearBridge Investments, LLC.
PORTFOLIO MANAGER COMPENSATION STRUCTURE. ClearBridge's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of its investment professionals with those of its clients and overall firm results. The total compensation program includes a significant incentive component that rewards high performance standards, integrity, and collaboration consistent with the firm's values. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market and to ensure the continued alignment with the goals stated above. ClearBridges's portfolio managers and other investment professionals receive a combination of base compensation and discretionary compensation, comprising a cash incentive award and deferred incentive plans described below.
Base Salary Compensation. Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.
Discretionary Compensation. In addition to base compensation managers may receive discretionary compensation.
Discretionary compensation can include:
■	Cash Incentive Award
■	ClearBridge's Deferred Incentive Plan (CDIP)—a mandatory program that typically defers 15% of discretionary year-end compensation into ClearBridge managed products. For portfolio managers, one-third of this deferral tracks the performance of their primary managed product, one-third tracks the performance of a composite portfolio of the firm's new products and one-third can be elected to track the performance of one or more of ClearBridge managed funds. Consequently, portfolio managers can have two-thirds of their CDIP award tracking the performance of their primary managed product. For centralized research analysts, two-thirds of their deferral is elected to track the performance of one of more of ClearBridge managed funds, while one-third tracks the performance of the new product composite. ClearBridge then makes a company investment in the proprietary managed funds equal to the deferral amounts by fund. This investment is a company asset held on the balance sheet and paid out to the employees in shares subject to vesting requirements.
■	Legg Mason Restricted Stock Deferral—a mandatory program that typically defers 5% of discretionary year-end compensation into Legg Mason restricted stock. The award is paid out to employees in shares subject to vesting requirements.
■	Legg Mason Restricted Stock and Stock Option Grants—a discretionary program that may be utilized as part of the total compensation program. These special grants reward and recognize significant contributions to our clients, shareholders and the firm and aid in retaining key talent.
Several factors are considered by ClearBridge Senior Management when determining discretionary compensation for portfolio managers. These include but are not limited to:
■	Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the fund/accounts managed by the portfolio manager. Investment performance is calculated for 1-, 3-, and 5-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund's Prospectus) and relative to applicable industry peer groups. The greatest weight is generally placed on 3- and 5-year performance.

■	Appropriate risk positioning that is consistent with ClearBridge's investment philosophy and the Investment Committee/CIO approach to generation of alpha;
■	Overall firm profitability and performance;
■	Amount and nature of assets managed by the portfolio manager;
■	Contributions for asset retention, gathering and client satisfaction;
■	Contribution to mentoring, coaching and/or supervising;
■	Contribution and communication of investment ideas in ClearBridge's Investment Committee meetings and on a day to day basis;
■	Market compensation survey research by independent third parties
POTENTIAL CONFLICTS OF INTEREST. Potential conflicts of interest may arise when a Fund's portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for [certain of] the portfolio managers listed in the table above.
The investment adviser and the fund(s) have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs. For example, ClearBridge seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. ClearBridge has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by ClearBridge and the fund(s) will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.
These potential conflicts include:
Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.
Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.
Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.
Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.
Selection of Broker/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the sub-adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed. For this reason, the sub-adviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.
Goldman Sachs Asset Management, L.P.
PORTFOLIO MANAGERS' COMPENSATION. Compensation for GSAM portfolio managers is comprised of a base salary and discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager's individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs & Co. (Goldman Sachs); the team's net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-, 3- and 5-year time horizons.
The benchmarks for these Funds are:
■	AST Goldman Sachs Small-Cap Value Portfolio: Russell 2000® Value Index
■	AST Goldman Sachs Large Cap Value: Russell 1000® Value Index
■	AST Goldman Sachs Concentrated Growth: Russell 1000® Growth Index
■	AST Goldman Sachs Mid Cap Growth: Russell Midcap® Growth Index
The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.
Other Compensation. In addition to base salary and discretionary variable compensation, the Investment Adviser has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.
CONFLICTS OF INTEREST. The involvement of the GSAM, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to one or more funds for which GSAM is a sub-adviser or adviser or limit such funds’ investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal. In those and other capacities, Goldman Sachs advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own account or for the accounts of its customers and has other direct and indirect interests in the global fixed income, currency, commodity, equity and other markets and the securities and issuers in which the certain funds directly and indirectly invest. Thus, it is likely that such funds may have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. GSAM acts as sub-adviser to certain of the funds. The fees earned by GSAM in this capacity are generally based on asset levels, the fees are not directly contingent on Portfolio performance, and GSAM would still receive significant compensation from a Portfolio even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Portfolio’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs and it is possible that a Portfolio could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, a Portfolio may enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, a Portfolio may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the GSAM take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs advised clients may, individually or in the aggregate, adversely impact a Portfolio. Transactions by one or more Goldman Sachs advised clients or the GSAM may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Portfolio. A Portfolio’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and effect transactions in, securities of issuers held by a Portfolio, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to, distributors, consultants and others who recommend a Portfolio or who engage in transactions with or for a Portfolio.
A Portfolio may make brokerage and other payments to Goldman Sachs and its affiliates in connection with a Portfolio’s portfolio investment transactions, in accordance with applicable law.
Jennison Associates LLC.
COMPENSATION. Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals. Additionally, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a deferred compensation program where all or a portion of the cash bonus can be invested in a variety of predominately Jennison-managed investment strategies on a tax-deffered basis.
Investment professionals' total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers may manage or contribute ideas to more than one product strategy and are evaluated accordingly. The factors reviewed for the portfolio managers are listed below in order of importance.
The following primary quantitative factor is reviewed for Blair A. Boyer, Michael A. Del Balso, Kathleen A. McCarragher, Spiros “Sig” Segalas, David A. Kiefer, Avi Z. Berg, John P. Mullman, Mark Baribeau and Thomas Davis:
■	One and three year pre-tax investment performance of groupings of accounts relative to market conditions, pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible.
The following primary quantitative factor is reviewed for John “Jay” Saunders and Neil P. Brown:
■	The investment professional's contribution to client portfolios' pre-tax one and three year performance from the investment professional's recommended stocks relative to market conditions, the strategy's passive benchmarks and the investment professional's respective coverage universes.
The following qualitative factors reviewed for the portfolio managers may include:
■	Historical and long-term business potential of the product strategies;
■	Qualitative factors such as teamwork and responsiveness; and
■	Other individual factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional's total compensation.
The passive indices reviewed for each portfolio manager are as follows: (i) Equity Portfolio: Blair A. Boyer (Russell 1000® Growth Index), David A. Kiefer (Russell 1000® Value Index) and Spiros “Sig” Segalas (Russell 1000® Growth Index); (ii) Jennison Portfolio: Michael A. Del Balso (Russell 1000® Growth Index), Spiros “Sig” Segalas (Russell 1000® Growth Index) and Kathleen A. McCarragher (Russell 1000® Growth Index); (iii) Jennison 20/20 Focus Portfolio: Spiros “Sig” Segalas (Russell 1000® Growth Index) and David A. Kiefer (Russell 1000® Value Index); (iv) Natural Resources Portfolio: John “Jay” Saunders (Lipper Natural Resources Index), Neil P. Brown (Lipper Natural Resources Index) and David A. Kiefer (Lipper Natural Resources Index); (v) Value Portfolio: David A. Kiefer (Russell 1000® Value Index) and Avi Z. Berg (Russell 1000® Value Index); (vi) SP International Growth Portfolio: Mark Baribeau and Thomas Davis (MCSI All Country World Index ex US (ACWI ex US)); and (vii) SP Prudential U.S. Emerging Growth Portfolio: John P. Mullman (Russell Midcap® Growth Index).
CONFLICTS OF INTEREST. In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Jennison's portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, other types of unregistered commingled accounts (including hedge funds), affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, timing of investments, fees, expenses and cash flows.
Furthermore, certain accounts (including affiliated accounts) in certain investment strategies may buy or sell securities while accounts in other strategies may take the same or differing, including potentially opposite, position. For example, certain strategies may short securities that may be held long in other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short. Jennison has policies and procedures that seek to mitigate, monitor and manage this conflict.
In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Some accounts have higher fees, including performance fees, than others. Fees charged to clients differ depending upon a number of factors including, but not limited to, the particular strategy, the size of the portfolio being managed, the relationship with the client, the service requirements and the asset class involved. Fees may also differ based on the account type (e.g., commingled accounts, trust accounts, insurance company separate accounts or corporate, bank or trust-owned life insurance products). Some accounts, such as hedge funds and alternative strategies, have higher fees, including performance fees, than others. Based on these factors, a client may pay higher fees than another client in the same strategy. Also, clients with larger assets under management generate more revenue for Jennison than smaller accounts. These differences may give rise to a potential conflict that a portfolio manager may favor the higher fee-paying account over the other or allocate more time to the management of one account over another.
Furthermore, if a greater proportion of a portfolio manager's compensation could be derived from an account or group of accounts, which include hedge fund or alternative strategies, than other accounts under the portfolio manager's management, there could be an incentive for the portfolio manager to favor the accounts that could have a greater impact on the portfolio manager's compensation. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison's portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager.
LSV Asset Management.
PORTFOLIO MANAGER COMPENSATION. LSV Portfolio Managers receive a base salary and bonus which is a function of overall firm profitability. In addition, each portfolio manager is a partner and receives a portion of the firm's net income.
POTENTIAL CONFLICTS. The same team of portfolio managers is responsible for the day-to-day management of all of LSV's accounts. A potential conflict of interest could arise in relation to accounts with a performance-based fee relative to other accounts in the same strategy without a performance-based fee and accounts in which employees may be invested. LSV has policies and procedures to monitor for this potential conflict and designed to ensure that investment opportunities are fairly allocated to all clients.
Neuberger Berman Management LLC.
Neuberger Berman’s compensation philosophy is one that focuses on rewarding performance and incentivizing their employees. Neuberger Berman is also focused on creating a compensation process that they believe is fair, transparent, and competitive with the market.
Compensation for Portfolio Managers consists of fixed and variable compensation but is more heavily weighted on the variable portion of total compensation and reflects individual performance, overall contribution to the team, collaboration with colleagues across Neuberger Berman and, most importantly, overall investment performance. In particular, the bonus for a Portfolio Manager is determined by using a formula. In addition, the bonus may or may not contain a discretionary component. If applicable, the discretionary component is determined on the basis of a variety of criteria including investment performance (including the pre-tax three-year track record in order to emphasize long-term performance), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman. In addition, compensation of portfolio managers at other comparable firms is considered, with an eye toward remaining competitive with the market.
Incentive Structure
As a firm, Neuberger Berman believes that providing its employees with appropriate incentives, a positive work environment and an inclusive and collaborative culture is critical to its success in retaining employees.
The terms of its long-term retention incentives are as follows:
•	Employee-Owned Equity. An integral part of the management buyout of Neuberger Berman was the implementation of an equity ownership structure which embodies the importance of incentivizing and retaining key investment professionals. Investment professionals have received a majority of the common equity owned by all employees, and the same proportion of the preferred interests owned by employees.
Employee equity and preferred stock will be subject to vesting (generally 25% vests each year at the 2nd, 3rd, 4th and 5th anniversaries of the grant).
•	Contingent Compensation. Neuberger Berman established the Neuberger Berman Group Contingent Compensation Plan (the CCP) to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, a percentage of a participant's total compensation is contingent and tied to the performance of a portfolio of Neuberger Berman’s investment strategies as specified by the firm on an employee-by-employee basis. By having a participant's contingent compensation be tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio. Subject to satisfaction of certain conditions of the CCP (including conditions relating to continued employment), contingent amounts under the 2009 and 2010 CCP will vest 50% after two years and 50% after three years. The contingent amounts under the 2011 CCP will vest in 1/3 increments each year over a three year period. Neuberger Berman determines annually which employees participate in the program based on total compensation for the applicable year.
•	Restrictive Covenants. Select senior professionals who have received equity grants have agreed to restrictive covenants which may include non-compete and non-solicit restrictions depending on participation.
CONFLICTS OF INTEREST. While the portfolio managers' management of other accounts may give rise to the conflicts of interest discussed below, Neuberger Berman believes that it has designed policies and procedures to appropriately address those conflicts. From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of a fund and the management of other accounts, which might have similar investment objectives or strategies as a fund or track the same index a fund tracks. Other accounts managed by the portfolio managers may hold, purchase, or sell securities that are eligible to held, purchased or sold by a fund. The other accounts might also have different investment objectives or strategies than a fund.
As a result of the portfolio manager's day-to-day management of a fund, the portfolio managers know the size, timing and possible market impact of a fund's trades. While it is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a fund, Neuberger Berman has policies and procedures to address such a conflict.
From time to time, a particular investment opportunity may be suitable for both a fund and other types of accounts managed by the portfolio manager, but may not be available in sufficient quantities for both a fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a fund and another account. Neuberger Berman has adopted policies and procedures reasonably designed to fairly allocate investment opportunities. Typically, when a fund and one or more of the other funds or other accounts managed by Neuberger Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties, transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to a fund and accounts involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to a fund, in other cases it is believed that a fund's ability to participate in volume transactions may produce better executions for it.

Prudential Investment Management, Inc.
COMPENSATION. The base salary of an investment professional in the Prudential Fixed Income unit of PIM is based on market data relative to similar positions as well as the past performance, years of experience and scope of responsibility of the individual. Incentive compensation, including the annual cash bonus, the long-term equity grant and grants under Prudential Fixed Income’s long-term incentive plan, is primarily based on such person’s contribution to Prudential Fixed Income’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters and market-based data such as compensation trends and levels of overall compensation for similar positions in the asset management industry. In addition, an investment professional’s qualitative contributions to the organization are considered in determining incentive compensation. Incentive compensation is not solely based on the performance of, or value of assets in, any single account or group of client accounts.
An investment professional’s annual cash bonus is paid from an annual incentive pool. The pool is developed as a percentage of Prudential Fixed Income’s operating income and is refined by business metrics, such as:
- business development initiatives, measured primarily by growth in operating income;
- the number of investment professionals receiving a bonus; and
- investment performance of portfolios relative to appropriate peer groups or market benchmarks.
Long-term compensation consists of Prudential Financial restricted stock and grants under the long-term incentive plan. Grants under the long-term incentive plan are participation interests in notional accounts with a beginning value of a specified dollar amount. The value attributed to these notional accounts increases or decreases over a defined period of time based, in part, on the performance of investment composites representing a number of Prudential Fixed Income’s most frequently marketed investment strategies. An investment composite is an aggregation of accounts with similar investment strategies. The long-term incentive plan is designed to more closely align compensation with investment performance and the growth of Prudential Fixed Income’s business. Both the restricted stock and participation interests are subject to vesting requirements.
Conflicts of Interest. Like other investment advisers, Prudential Fixed Income is subject to various conflicts of interest in the ordinary course of its business. Prudential Fixed Income strives to identify potential risks, including conflicts of interest, that are inherent in its business, and conducts annual conflict of interest reviews. When actual or potential conflicts of interest are identified, Prudential Fixed Income seeks to address such conflicts through one or more of the following methods:
■	elimination of the conflict;
■	disclosure of the conflict; or
■	management of the conflict through the adoption of appropriate policies and procedures.
Prudential Fixed Income follows the policies of Prudential Financial, Inc. (Prudential Financial) on business ethics, personal securities trading by investment personnel, and information barriers. Prudential Fixed Income has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. Prudential Fixed Income cannot guarantee, however, that its policies and procedures will detect and prevent, or assure disclosure of, each and every situation in which a conflict may arise.
Side-by-Side Management of Accounts and Related Conflicts of Interest. Prudential Fixed Income’s side-by-side management of multiple accounts can create conflicts of interest. Examples are detailed below, followed by a discussion of how Prudential Fixed Income addresses these conflicts.
■	Performance Fees— Prudential Fixed Income manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management may be deemed to create an incentive for Prudential Fixed Income and its investment professionals to favor one account over another. Specifically, Prudential Fixed Income could be considered to have the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.
■	Proprietary accounts— Prudential Fixed Income manages accounts on behalf of its affiliates as well as unaffiliated accounts. Prudential Fixed Income could be considered to have an incentive to favor accounts of affiliates over others.
■	Large accounts—large accounts typically generate more revenue than do smaller accounts and certain of Prudential Fixed Income’s strategies have higher fees than others. As a result, a portfolio manager could be considered to have an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for Prudential Fixed Income.

■	Long only and long/short accounts— Prudential Fixed Income manages accounts that only allow it to hold securities long as well as accounts that permit short selling. Prudential Fixed Income may, therefore, sell a security short in some client accounts while holding the same security long in other client accounts. These short sales could reduce the value of the securities held in the long only accounts. In addition, purchases for long only accounts could have a negative impact on the short positions.
■	Securities of the same kind or class— Prudential Fixed Income may buy or sell for one client account securities of the same kind or class that are purchased or sold for another client at prices that may be different. Prudential Fixed Income may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account due to differences in investment strategy or client direction. Different strategies trading in the same securities or types of securities may appear as inconsistencies in Prudential Fixed Income’s management of multiple accounts side-by-side.
■	Financial interests of investment professionals— Prudential Fixed Income investment professionals may invest in investment vehicles that it advises. Also, certain of these investment vehicles are options under the 401(k) and deferred compensation plans offered by Prudential Financial. In addition, the value of grants under Prudential Fixed Income’s long-term incentive plan is affected by the performance of certain client accounts. As a result, Prudential Fixed Income investment professionals may have financial interests in accounts managed by Prudential Fixed Income or that are related to the performance of certain client accounts.
■	Non-discretionary accounts or models— Prudential Fixed Income provides non-discretionary investment advice and non-discretionary model portfolios to some clients and manages others on a discretionary basis. Trades in non-discretionary accounts could occur before, in concert with, or after Prudential Fixed Income executes similar trades in its discretionary accounts. The non-discretionary clients may be disadvantaged if Prudential Fixed Income delivers the model investment portfolio or investment advice to them after it initiates trading for the discretionary clients, or vice versa.
How Prudential Fixed Income Addresses These Conflicts of Interest. Prudential Fixed Income has developed policies and procedures designed to address the conflicts of interest with respect to its different types of side-by-side management described above.
■	The head of Prudential Fixed Income and its chief investment officer periodically review and compare performance and performance attribution for each client account within its various strategies.
■	In keeping with Prudential Fixed Income’s fiduciary obligations, its policy with respect to trade aggregation and allocation is to treat all of its accounts fairly and equitably over time. Prudential Fixed Income’s trade management oversight committee, which generally meets quarterly, is responsible for providing oversight with respect to trade aggregation and allocation. Prudential Fixed Income has compliance procedures with respect to its aggregation and allocation policy that include independent monitoring by its compliance group of the timing, allocation and aggregation of trades and the allocation of investment opportunities. In addition, its compliance group reviews a sampling of new issue allocations and related documentation each month to confirm compliance with the allocation procedures. Prudential Fixed Income’s compliance group reports the results of the monitoring processes to its trade management oversight committee. Prudential Fixed Income’s trade management oversight committee reviews forensic reports of new issue allocation throughout the year so that new issue allocation in each of its strategies is reviewed at least once during each year. This forensic analysis includes such data as: (i) the number of new issues allocated in the strategy; (ii) the size of new issue allocations to each portfolio in the strategy; and (iii) the profitability of new issue transactions. The results of these analyses are reviewed and discussed at Prudential Fixed Income’s trade management oversight committee meetings. Prudential Fixed Income’s risk management group has developed certain reports to assist in the oversight of the allocation of trading opportunities in the secondary market. These reports are reviewed at trade management oversight committee meetings. The procedures above are designed to detect patterns and anomalies in Prudential Fixed Income’s side-by-side management and trading so that it may assess and improve its processes. Prudential Fixed Income has policies and procedures that specifically address its side-by-side management of long/short and long only portfolios. These policies address potential conflicts that could arise from differing positions between long/short and long only portfolios. In addition, lending opportunities with respect to securities for which the market is demanding a slight premium rate over normal market rates are allocated to long only accounts prior to allocating the opportunities to long/short accounts.
Conflicts Related to Prudential Fixed Income’s Affiliations. As an indirect wholly-owned subsidiary of Prudential Financial, Prudential Fixed Income is part of a diversified, global financial services organization. Prudential Fixed Income is affiliated with many types of U.S. and non-U.S. financial service providers, including insurance companies, broker-dealers, commodity trading advisors, commodity pool operators and other investment advisers. Some of its employees are officers of some of these affiliates.
■	Conflicts Arising Out of Legal Restrictions. Prudential Fixed Income may be restricted by law, regulation or contract as to how much, if any, of a particular security it may purchase or sell on behalf of a client, and as to the timing of such purchase or sale, even when such purchase or sale might otherwise be beneficial to the client. These restrictions may apply as a result of its relationship with Prudential Financial and its other affiliates. For example, Prudential Fixed Income’ s holdings of a security on behalf of its clients may, under some SEC rules, be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting thresholds unless Prudential Fixed Income monitors and restricts purchases. In addition, Prudential Fixed Income could receive material, non-public information with respect to a particular issuer and, as a result, be unable to execute transactions in securities of that issuer for its clients. For example, Prudential Fixed Income’s bank loan team often invests in private bank loans in connection with which the borrower provides material, non-public information, resulting in restrictions on trading securities issued by those borrowers. Prudential Fixed Income has procedures in place to carefully consider whether to intentionally accept material, non-public information with respect to certain issuers. Prudential Fixed Income is generally able to avoid receiving material, non-public information from its affiliates and other units within PIM by maintaining information barriers. In some instances, it may create an isolated information barrier around a small number of its employees so that material, non-public information received by such employees is not attributed to the rest of Prudential Fixed Income.
■	Conflicts Related to Outside Business Activity. From time to time, certain of Prudential Fixed Income employees or officers may engage in outside business activity, including outside directorships. Any outside business activity is subject to prior approval pursuant to Prudential Fixed Income’s personal conflicts of interest and outside business activities policy. Actual and potential conflicts of interest are analyzed during such approval process. Prudential Fixed Income could be restricted in trading the securities of certain issuers in client portfolios in the unlikely event that an employee or officer, as a result of outside business activity, obtains material, nonpublic information regarding an issuer. The head of Prudential Fixed Income serves on the board of directors of the operator of an electronic trading platform. Prudential Fixed Income has adopted procedures to address the conflict relating to trading on this platform. The procedures include independent monitoring by Prudential Fixed Income’s chief investment officer and chief compliance officer and reporting on Prudential Fixed Income’s use of this platform to the President of PIM.
■	Conflicts Related to Investment of Client Assets in Affiliated Funds. Prudential Fixed Income may invest client assets in funds that it manages or subadvises for an affiliate. Prudential Fixed Income may also invest cash collateral from securities lending transactions in these funds. These investments benefit both Prudential Fixed Income and its affiliate.
■	PICA General Account. Because of the substantial size of the general account of The Prudential Insurance Company of America (PICA), trading by PICA’s general account, including Prudential Fixed Income’s trades on behalf of the account, may affect market prices. Although Prudential Fixed Income doesn’t expect that PICA’s general account will execute transactions that will move a market frequently, and generally only in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients.
Conflicts Related to Securities Holdings and Other Financial Interests
■	Securities Holdings. PIM, Prudential Financial, PICA’s general account and accounts of other affiliates of Prudential Fixed Income (collectively, affiliated accounts) hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as other client accounts but at different levels in the capital structure. These investments can result in conflicts between the interests of the affiliated accounts and the interests of Prudential Fixed Income’s clients. For example: (i) Affiliated accounts can hold the senior debt of an issuer whose subordinated debt is held by Prudential Fixed Income’s clients or hold secured debt of an issuer whose public unsecured debt is held in client accounts. In the event of restructuring or insolvency, the affiliated accounts as holders of senior debt may exercise remedies and take other actions that are not in the interest of, or are adverse to, other clients that are the holders of junior debt. (ii) To the extent permitted by applicable law, Prudential Fixed Income may also invest client assets in offerings of securities the proceeds of which are used to repay debt obligations held in affiliated accounts or other client accounts. Prudential Fixed Income’s interest in having the debt repaid creates a conflict of interest. Prudential Fixed Income has adopted a refinancing policy to address this conflict.
Prudential Fixed Income may be unable to invest client assets in the securities of certain issuers as a result of the investments described above.
■	Conflicts Related to the Offer and Sale of Securities. Certain of Prudential Fixed Income’s employees may offer and sell securities of, and units in, commingled funds that it manages or subadvises. Employees may offer and sell securities in connection with their roles as registered representatives of an affiliated broker/dealer, or as officers, agents or approved persons of other affiliates. There is an incentive for Prudential Fixed Income’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to it. In addition, such sales could result in increased compensation to the employee.
■	Conflicts Related to Long-Term Compensation. The performance of many client accounts is not reflected in the calculation of changes in the value of participation interests under Prudential Fixed Income’s long-term incentive plan. This may be because the composite representing the strategy in which the account is managed is not one of the composites included in the calculation or because the account is excluded from a specified composite due to guideline restrictions or other factors. As a result of the long-term incentive plan, Prudential Fixed Income’s portfolio managers from time to time have financial interests related to the investment performance of some, but not all, of the accounts they manage. To address potential conflicts related to these financial interests, Prudential Fixed Income has procedures, including trade allocation and supervisory review procedures, designed to ensure that each of its client accounts is managed in a manner that is consistent with Prudential Fixed Income’s fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. Specifically, Prudential Fixed Income’s chief investment officer reviews performance among similarly managed accounts to confirm that performance is consistent with expectations. The results of this review process are discussed at meetings of Prudential Fixed Income’s trade management oversight committee.
■	Other Financial Interests. Prudential Fixed Income and its affiliates may also have financial interests or relationships with issuers whose securities it invests in for client accounts. These interests can include debt or equity financing, strategic corporate relationships or investments, and the offering of investment advice in various forms. For example, Prudential Fixed Income may invest client assets in the securities of issuers that are also its advisory clients. In addition, some of Prudential Fixed Income’s affiliates originate and/or service commercial mortgage loans that are sold to certain issuers of agency and private-label commercial mortgage-backed securities (CMBS) and serve as security for CMBS issued by them. The proceeds of CMBS offerings by such issuers may be used to pay the purchase price for commercial mortgage loans sold to such issuers by Prudential Fixed Income affiliates.

Purchases of CMBS for Prudential Fixed Income’s advisory clients may be viewed as supporting the business of the sponsors of the CMBS who acquire mortgages from Prudential Fixed Income affiliates. In addition, the commercial mortgage loans sold by Prudential Fixed Income affiliates are typically sold on a servicing retained basis, which means one of those affiliates (an “affiliated servicer”) may provide certain services with respect to the mortgage loans for compensation. As a result, these commercial mortgage loans will typically be serviced by the affiliated servicer for the life of the CMBS deal or until the deal or the specific commercial mortgage matures or is terminated. In the event that a dispute arises with respect to an affiliate’s origination or servicing of a commercial mortgage loan in a CMBS trust, the affiliate’ s positions and efforts may be contrary to the interests of holders of the CMBS. Unless prohibited by applicable law, Prudential Fixed Income may invest assets of clients in CMBS secured by commercial mortgage loans originated and/or serviced by its affiliates. In order to mitigate the conflicts of interest related to purchases of these CMBS, Prudential Fixed Income will not invest in CMBS offerings for unaffiliated clients in the primary or secondary market where commercial mortgage loans contributed by its affiliates exceed 25% of the commercial mortgage loans backing such CMBS at the time of purchase.
In general, conflicts related to the securities holdings and financial interests described above are addressed by the fact that Prudential Fixed Income makes investment decisions for each client independently considering the best economic interests of such client.
Conflicts Related to Valuation and Fees.
When client accounts hold illiquid or difficult to value investments, Prudential Fixed Income faces a conflict of interest when making recommendations regarding the value of such investments since its management fees are generally based on the value of assets under management. Prudential Fixed Income believes that its valuation policies and procedures mitigate this conflict effectively and enable it to value client assets fairly and in a manner that is consistent with the client’s best interests.
Conflicts Related to Securities Lending Fees.
When Prudential Fixed Income manages a client account and also serves as securities lending agent for the account, it could be considered to have the incentive to invest in securities that would yield higher securities lending rates. This conflict is mitigated by the fact that Prudential Fixed Income’s advisory fees are generally based on the value of assets in a client’s account. In addition, Prudential Fixed Income’s securities lending function has a separate reporting line to its chief operating officer (rather than its chief investment officer).
Prudential Investments LLC.
PORTFOLIO MANAGER COMPENSATION. Prudential provides compensation opportunities to eligible employees to motivate and reward the achievement of outstanding results by providing market-based programs that:
■	Attract and reward highly qualified employees
■	Align with critical business goals and objectives
■	Link to the performance results relevant to the business segment and Prudential
■	Retain top performers
■	Pay for results and differentiate levels of performance
■	Foster behaviors and contributions that promote Prudential's success
The components of compensation for a Vice President in Prudential Investments consists of base salary, annual incentive compensation and long term incentive compensation.
Base Pay Overview: The Prudential compensation structure is organized in grades, each with its own minimum and maximum base pay (i.e., salary). The grades reflect pay patterns in the market. Each job in the plan—from CEO through an entry-level job—is included in one of the grades. The main determinant of placement in the base pay structure is market data. On an annual basis, Corporate Compensation collects and analyzes market data to determine if any change to the placement of job in the structure is necessary to maintain market competitiveness. If necessary, structural compensation changes (e.g., increases to base pay minimum and maximums) will be effective on the plan's effective date for base pay increases.
Annual Incentive Compensation Overview: The plan provides an opportunity for all participants to share in the annual results of Prudential, as well as the results of their division or profit center. Results are reviewed and incentive payments are made as early as practicable after the close of the plan year. Incentive payments are awarded based on organizational performance—which determines the available dollar amounts—and individual performance. Individual performance will be evaluated on the basis of contributions relative to others in the organization. Incentive payments are granted from a budgeted amount of money that is made available by the Company. Initial budgets are developed by determining the competitive market rates for incentives as compared to our comparator companies. Each organization's budget pool may be increased or decreased based on organizational performance. Organizational performance is determined by a review of performance relative to our comparator group, as well as key measures indicated in our business plan, such as Return on Required Equity (RORE), earnings and revenue growth.
Long Term Incentive Compensation Overview: In addition, executives at the Vice President level and above are eligible to participate in a long term incentive program to provide an ownership stake in Prudential Financial. Long-Term incentives currently consist of restricted stock and stock options. The stock options vest  1∕3 per year over 3 years and the restricted stock vests 100% at the end of 3 years.
CONFLICTS OF INTEREST. PI follows Prudential Financial's policies on business ethics, personal securities trading by investment personnel, and information barriers and has adopted a code of ethics, allocation policies, supervisory procedures and conflicts of interest policies, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests; however, there is no guarantee that such policies and procedures will detect and ensure avoidance, disclosure or mitigation of each and every situation in which a conflict may arise.
Quantitative Management Associates LLC (QMA)
COMPENSATION. QMA's investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and an annual long-term incentive grant. QMA regularly benchmarks its compensation program against leading asset management firms to monitor competitiveness.
The salary component is based on market data relative to similar positions within the industry as well as the past performance, years of experience and scope of responsibility of the individual.
An investment professional's incentive compensation, including both the annual cash bonus and long-term incentive grant, is primarily determined based on such person's contribution to QMA's goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters, as well as such person's qualitative contributions to the organization. An investment professional's long-term incentive grant is currently divided into two components: (i) 80% of the value of the grant is subject to increase or decrease based on the annual performance of certain QMA advised accounts and strategies, and (ii) 20% of the value of the grant consists of stock options and/or restricted stock of Prudential Financial, Inc.* (QMA's ultimate parent company). The long-term incentive grants are subject to vesting requirements. The incentive compensation of each investment professional is not based on the performance of the Fund or any other individual account managed by QMA or the value of the assets of the Fund (or any other individual account managed by QMA).
The size of the annual cash bonus pool available for individual grants is determined quantitatively based on two primary factors: 1) investment performance (pre-tax) of composites representing QMA's various investment strategies on a 1-year and 3-year basis relative to appropriate market peer groups and the indices against which our strategies are managed, and 2) business results as measured by QMA's pre-tax income.
The size of the annual long-term incentive pool available for individual grants is determined based on a percentage of the total compensation of QMA's eligible employees for the prior year.
* Since 2009, the long-term awards for investment professionals below the level of Vice President have been in the form of restricted stock only.
CONFLICTS OF INTEREST. Like other investment advisers, QMA is subject to various conflicts of interest in the ordinary course of its business. QMA strives to identify potential risks, including conflicts of interest, that are inherent in its business, and conducts formalized annual conflict of interest reviews. When actual or potential conflicts of interest are identified, QMA seeks to address such conflicts through one or more of the following methods:
■	Elimination of the conflict;
■	Disclosure of the conflict; or
■	Management of the conflict through the adoption of appropriate policies and procedures.
QMA follows Prudential Financial’s policies on business ethics, personal securities trading, and information barriers. QMA has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. QMA cannot guarantee, however, that its policies and procedures will detect and prevent, or assure disclosure of, each and every situation in which a conflict may arise.
Side-by-Side Management of Accounts and Related Conflicts of Interest
Side-by-side management of multiple accounts can create incentives for QMA to favor one account over another. Examples are detailed below, followed by a discussion of how QMA addresses these conflicts.

■	Asset-Based Fees vs. Performance-Based Fees; Other Fee Considerations—-QMA manages accounts with asset-based fees alongside accounts with performance-based fees. Asset-based fees are calculated based on the value of a client’s portfolio at periodic measurement dates or over specified periods of time. Performance-based fees are generally based on a share of the capital appreciation of a portfolio, and may offer greater upside potential to an investment manager than asset-based fees, depending on how the fees are structured. This side-by-side management can create an incentive for QMA and its investment professionals to favor one account over another. Specifically, QMA has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees. In addition, since fees are negotiable, one client may be paying a higher fee than another client with similar investment objectives or goals. In negotiating fees, QMA takes into account a number of factors including, but not limited to, the investment strategy, the size of a portfolio being managed, the relationship with the client, and the required level of service. Fees may also differ based on account type. For example, fees for commingled vehicles, including those that QMA subadvises, may differ from fees charged for single client accounts.
■	Long Only/Long-Short Accounts—-QMA manages accounts that only allow it to hold securities long as well as accounts that permit short selling. QMA may, therefore, sell a security short in some client accounts while holding the same security long in other client accounts, creating the possibility that QMA is taking inconsistent positions with respect to a particular security in different client accounts.
■	Compensation/Benefit Plan Accounts/Other Investments by Investment Professionals—-QMA manages certain funds and strategies whose performance is considered in determining long-term incentive plan benefits for certain investment professionals. Investment professionals involved in the management of those funds and accounts in these strategies have an incentive to favor them over other accounts they manage in order to increase their compensation. Additionally, QMA’ s investment professionals may have an indirect interest in those funds if the funds are chosen as options in their 401(k) or deferred compensation plans offered by Prudential or if they otherwise invest in these funds directly.
■	Proprietary Accounts—-QMA manages accounts on behalf of its affiliates as well as unaffiliated accounts. QMA could have an incentive to favor accounts of affiliates over others.
■	Non-Discretionary Accounts or Models—-QMA provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. The non-discretionary clients may be disadvantaged if QMA delivers the model investment portfolio to them after it initiates trading for the discretionary clients, or vice versa.
■	Large Accounts—-Large accounts typically generate more revenue than do smaller accounts. As a result, a portfolio manager has an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income.
■	Securities of the Same Kind or Class—-QMA may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. QMA may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in QMA’s management of multiple accounts side-by-side.
How QMA Addresses These Conflicts of Interest
The conflicts of interest described above with respect to different types of side-by-side management could influence QMA’s allocation of investment opportunities as well as its timing, aggregation and allocation of trades. QMA has developed policies and procedures designed to address these conflicts of interest.
In keeping with its fiduciary obligations, QMA’s policies with respect to allocation and aggregation are to treat all of its accounts fairly and equitably. QMA’s compliance procedures with respect to these policies include independent monitoring by its compliance unit of the timing, allocation and aggregation of trades and the allocation of investment opportunities. These procedures are designed to detect patterns and anomalies in QMA’s side-by-side management and trading so that QMA may take measures to correct or improve its processes. QMA’s trade management oversight committee, which consists of senior members of its management team, reviews trading patterns on a periodic basis.
QMA rebalances portfolios periodically with frequencies that vary with market conditions and investment objectives. QMA seeks to aggregate trades for all portfolios rebalanced on any given day, where appropriate and consistent with its duty of best execution. Orders are generally allocated at the time of the transaction, or as soon as possible thereafter, on a pro rata basis equal to each account's appetite for the issue when such appetite can be determined. As mentioned above, QMA’s compliance unit performs periodic monitoring to determine that all portfolios are rebalanced consistently with all strategies.
QMA’s investment strategies generally require that QMA invest its clients’ assets in securities that are publicly traded and highly liquid. QMA generally does not participate in initial public offerings. These factors significantly reduce the risk that QMA could favor one client over another in the allocation of investment opportunities.

With respect to QMA’s management of long-short and long only accounts, the security weightings (positive or negative) in each account are always determined by a quantitative algorithm. An independent review is performed by the compliance unit to assess whether any such positions would represent a departure from the quantitative algorithm used to derive the positions in each portfolio. QMA’s review is also intended to confirm that if it has sold a security short in one portfolio, it did not overweight the same security in another portfolio, so that QMA’s view of a security is consistent across portfolios.
QMA’s Relationships with Affiliates and Related Conflicts of Interest
As an indirect wholly-owned subsidiary of Prudential Financial, QMA is part of a diversified, global financial services organization. It is affiliated with many types of financial service providers, including broker-dealers, commodity pool operators, insurance companies and other investment advisers. Some of its employees are officers of some of these affiliates.
Conflicts Related to QMA’s Affiliations—Conflicts Arising Out of Legal Restrictions
QMA may be restricted by law, regulation or contract as to how much, if any, of a particular security it may purchase or sell on behalf of a client, and as to the timing of such purchase or sale. These restrictions may apply as a result of QMA’s relationship with Prudential Financial and its other affiliates. For example, QMA’s holdings of a security on behalf of its clients may, under some SEC rules, be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting thresholds unless QMA and Prudential monitor and restrict purchases. In addition, QMA could receive material, non-public information with respect to a particular issuer from an affiliate and, as a result, be unable to execute purchase or sale transactions in securities of that issuer for our clients. QMA is generally able to avoid receiving material, non-public information from its affiliates by maintaining information barriers to prevent the transfer of information between affiliates.
The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund. Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the independent directors of the Fund.
Conflicts Related to QMA’s Asset Allocation Services
QMA performs asset allocation services as subadviser for affiliated mutual funds managed or co-managed by the Investment Manager, including for some Portfolios offered by the Fund. QMA may, under these arrangements, allocate assets to an asset class within which funds or accounts that QMA directly manages will be selected. In these circumstances, QMA receives both an asset allocation fee and a management fee. As a result, QMA has an incentive to allocate assets to an asset class that it manages in order to increase its fees. To help mitigate this conflict, the compliance group monitors the asset allocation to determine that the investments were made within the established guidelines by asset class.
In certain arrangements QMA subadvises mutual funds for the Investment Manager through a program where they have selected QMA as a manager, resulting in QMA’s collection of subadvisory fees from them. The Investment Manager also selects managers for some of QMA’s asset allocation products and, in certain cases, is compensated by QMA for these services under service agreements. The Investment Manager and QMA may have a mutual incentive to continue these types of arrangements that benefit both companies. These and other types of conflicts of interest are reviewed to verify that appropriate oversight is performed.
Conflicts Arising Out of Securities Holdings and Other Financial Interests
QMA, Prudential Financial, Inc., the general account of the Prudential Insurance Company of America (PICA) and accounts of other affiliates of QMA (collectively, affiliated accounts) may, at times, have financial interests in, or relationships with, companies whose securities QMA may hold, purchase or sell in our client accounts. This may occur, for example, because affiliated accounts hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as QMA’s client accounts. At any time, these interests and relationships could be inconsistent or in potential or actual conflict with positions held or actions taken by us on behalf of QMA’s client accounts. For instance, QMA may invest client assets in the equity of companies whose debt is held by an affiliate. QMA may also invest in the securities of one or more clients for the accounts of other clients. While these conflicts cannot be eliminated, QMA has implemented policies and procedures, including adherence to PIM’s information barrier policy, that are designed to ensure that investments of clients are managed in their best interests.

Certain of QMA’s employees may offer and sell securities of, and units in, commingled funds that QMA manages or subadvises. Employees may offer and sell securities in connection with their roles as registered representatives of Prudential Investment Management Services LLC (a broker-dealer affiliate), or as officers or agents of other affiliates. There is an incentive for QMA’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to QMA. In addition, such sales could result in increased compensation to the employee.
A portion of the long-term incentive grant of some of QMA’s investment professionals will increase or decrease based on the annual performance of several of QMA’s advised accounts over a defined time period. Consequently, some of QMA’s portfolio managers from time to time have financial interests in the accounts they advise. To address potential conflicts related to these financial interests, QMA has procedures, including supervisory review procedures, designed to ensure that each of its accounts is managed in a manner that is consistent with QMA’s fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. Specifically, QMA’s Chief Investment Officer will perform a comparison of trading costs between the advised accounts whose performance is considered in connection with the long-term incentive grant and other accounts, to ensure that such costs are consistent with each other or otherwise in line with expectations. The results of the analysis are discussed at a trade management meeting. Additionally, QMA’s compliance group will review the performance of these accounts to ensure that it is consistent with the performance of other accounts in the same strategy that are not considered in connection with the grant.
Conflicts of Interest in the Voting Process
Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client of QMA’s. When QMA identifies an actual or potential conflict of interest between QMA and its clients, QMA votes in accordance with the policy of its proxy voting facilitator rather than its own policy. In that manner, QMA seeks to assure the independence and objectivity of the vote.
T. Rowe Price Associates, Inc.
PORTFOLIO MANAGER COMPENSATION STRUCTURE. Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors:
Investment performance over one-, three-, five-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P 500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also measured against to comparably managed funds of competitive investment management firms. Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. Compensation is viewed with a long term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.
Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.
All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.
This compensation structure is used for all portfolios managed by the portfolio manager.
CONFLICTS OF INTEREST. We are not aware of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments and the investments of the other account(s) included in response to this question.
Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Portfolio Manager Compensation” above, our portfolio managers' compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager
Thornburg Investment Management, Inc.
COMPENSATION. The compensation of the portfolio manager includes an annual salary, annual bonus, and company-wide profit sharing. The portfolio manager also owns equity shares in the investment manager, Thornburg Investment Management, Inc. (Thornburg). Both the salary and bonus are reviewed approximately annually for comparability with salaries of other portfolio managers in the industry, using survey data obtained from compensation consultants. The annual bonus is subjective. Criteria that are considered in formulating the bonus include, but are not limited to, the following: revenues available to pay compensation of the portfolio manager; multiple year historical total return of accounts managed by the portfolio manager, relative to market performance and single year historical total return of accounts managed by the portfolio manager.
CONFLICTS OF INTEREST. Most investment advisors and their portfolio managers manage investments for multiple clients, including mutual funds, private accounts, and retirement plans. In any case where a portfolio manager manages the investments of two or more accounts, there is a possibility that conflicts of interest could arise between the portfolio manager's management of the fund's investments and the manager's management of other accounts. These conflicts could include:
■	Allocating a favorable investment opportunity to one account but not another.
■	Directing one account to buy a security before purchases through other accounts increase the price of the security in the market place.
■	Giving substantially inconsistent investment directions at the same time to similar accounts, so as to benefit one account over another.
■	Obtaining services from brokers conducting trades for one account, which are used to benefit another account.
The fund's investment manager, Thornburg has informed the fund that it has considered the likelihood that any material conflicts of interest could arise between the portfolio manager's management of the fund's investments and the portfolio manager's management of other accounts. Thornburg has also informed the fund that it has not identified any such conflicts that may arise, and has concluded that it has implemented policies and procedures to identify and resolve any such conflict if it did arise.
William Blair & Company LLC.
COMPENSATION. The compensation of William Blair portfolio managers is based on the firm's mission: “to achieve success for its clients.” The Fund's portfolio manager is a partner of William Blair, and his compensation consists of a base salary, a share of the firm's profits and, in some instances, a discretionary bonus. The portfolio manager’s compensation is determined by the head of William Blair's Investment Management Department, subject to the approval of the firm's Executive Committee. The base salary is fixed and the portfolio manager’s ownership stake can vary over time based upon the portfolio manager’s sustained contribution to the firm's revenue, profitability, long-term investment performance, intellectual capital and brand reputation. In addition, the discretionary bonus (if any) is based, in part, on the long-term investment performance, profitability and assets under management of all accounts managed by the portfolio manager, including the Fund.
CONFLICTS OF INTEREST. Since the portfolio managers manage other accounts in addition to the Fund, conflicts of interest may arise in connection with the portfolio managers' management of a Portfolio's investments on the one hand and the investments of such other accounts on the other hand. However, William Blair has adopted policies and procedures designed to address such conflicts, including, among others, policies and procedures relating to allocation of investment opportunities, soft dollars and aggregation of trades.
OTHER SERVICE PROVIDERS
CUSTODIAN. The Bank of New York Mellon Corp. (BNY), One Wall Street, New York, New York 10286 serves as Custodian for the Fund's portfolio securities and cash, and in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for any foreign assets held outside the United States.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. KPMG LLP, 345 Park Avenue, New York, New York 10154, served as the Fund's independent registered public accounting firm for the five fiscal years ended December 31, 2011, and in that capacity will audit the annual financial statements for the Fund for the next fiscal year.

TRANSFER AGENT. The transfer agent for the Fund is Prudential Mutual Fund Services LLC (PMFS), Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. PMFS is an affiliate of PI. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, PMFS receives compensation and is reimbursed for its sub-transfer agent expenses which include an annual fee and certain out-of-pocket expenses including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs.
BNY Mellon Asset Servicing (US) Inc. (BNYAS) serves as sub-transfer agent to the Fund. PMFS has contracted with BNYAS, 301 Bellevue Parkway, Wilmington, Delaware 19809, to provide certain administrative functions to the Transfer Agent. PMFS compensates BNYAS for such services.
SECURITIES LENDING AGENT. PIM serves as securities lending agent for the Fund, and in that role administers the Portfolios' securities lending program. For its services, PIM receives a portion of the amount earned by lending securities. During 2012, PIM received the following amounts as securities lending agent for the Portfolios:
Compensation Received by the Securities Lending Agent
Portfolio	$ Amount
Conservative Balanced Portfolio	$80,668
Diversified Bond Portfolio	64,035
Equity Portfolio	546,566
Flexible Managed Portfolio	55,819
Global Portfolio	34,854
Government Income Portfolio	5,974
High Yield Bond Portfolio	443,240
Jennison 20/20 Focus Portfolio	9,398
Jennison Portfolio	59,946
Natural Resources Portfolio	98,756
Small Capitalization Stock Portfolio	254,749
Stock Index Portfolio	96,215
Value Portfolio	18,865
SP International Growth Portfolio	4,959
SP Prudential U.S. Emerging Growth Portfolio	17,144
SP Small-Cap Value Portfolio	21,555
INFORMATIOn ON DISTRIBUTION ARRANGEMENTS
DISTRIBUTOR. Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. PIMS' principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777.
The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares (the Plan). These 12b-1 fees do not apply to Class I shares. The expenses incurred under the Plan include commissions and account servicing fees paid to, or on account of, insurers or their agents who sell Class II shares, advertising expenses, indirect and overhead costs of the Fund's underwriter associated with the sale of Class II shares. Under the Plan, the Fund pays PIMS 0.25% of the average net assets of the Class II shares.
The Class II Plan will continue in effect from year to year, upon annual approval by a vote of the Fund's Board of Trustees, including a majority vote of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the 12b-1 Trustees). The Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule12b-1 Trustees or by the vote of the holders of a majority of the outstanding shares of Class II. The Plan may not be amended to materially increase the amounts payable thereunder without shareholder approval.
The chart below shows, for the last fiscal year, the amounts received by PIMS in distributing Class II shares of the Portfolios. PIMS spent all of the amounts received in the form of account servicing fees or other fees paid to, or on account of, insurers or their agents who sell Class II shares.

Amounts Received by PIMS
Portfolio	$ Amount
Equity	$4,735
Jennison	87,836
Jennison 20/20 Focus	703,747
Natural Resources	165,767
Value	15,654
SP International Growth	19,907
SP Prudential U.S. Emerging Growth	789
ADMINISTRATION AGREEMENT. The Fund has entered into an administration agreement with PI with respect to Class II shares of each Portfolio. Pursuant to the agreement PI is responsible for establishing and maintaining compliance procedures for multiple classes, the negotiation of participation agreements with participating insurers, establishing procedures and monitoring compliance with the mixed and shared funding order issued by the SEC, and performing other related services as specified in the agreement. In consideration of the services rendered by PI under the agreement, the Fund pays PI a fee at an annual rate of 0.15% of the average daily net assets of Class II shares of each Portfolio. The chart below sets forth the amount of administration fees paid by each Portfolio for the last three fiscal years:
Administration Fees Paid by the Fund
Portfolio	2012	2011	2010
Equity	$2,841	$3,356	$1,768
Jennison	52,702	50,684	41,424
Jennison 20/20 Focus	422,252	666,323	542,582
Natural Resources	99,461	132,536	131,916
Value	9,392	10,382	7,861
SP International Growth	11,944	13,057	15,186
SP Prudential U.S. Emerging Growth	473	461	422
PORTFOLIO TRANSACTIONS & BROKERAGE
The Fund has adopted a policy pursuant to which the Fund and its Investment Manager, subadvisers, and principal underwriter are prohibited from directly or indirectly compensating a broker-dealer for promoting or selling Fund shares by directing brokerage transactions to that broker. The Fund has adopted procedures for the purpose of deterring and detecting any violations of the policy. The policy permits the Fund, the Investment Manager, and the subadvisers to use selling brokers to execute transactions in portfolio securities so long as the selection of such selling brokers is the result of a decision that executing such transactions is in the best interest of the Fund and is not influenced by considerations about the sale of Fund shares.
The Investment Manager is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. On a national securities exchange, broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions, including options, futures, and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. On a foreign securities exchange, commissions may be fixed. For purposes of this section, the term “Manager” includes the investment subadvisers. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable laws, affiliates of the Investment Manager and/or subadvisers (an affiliated broker). Brokerage commissions on U.S. securities, options and futures exchanges or boards of trade are subject to negotiation between the Investment Manager and the broker or futures commission merchant.
In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with an affiliated broker in any transaction in which an affiliated broker acts as principal except in accordance with the rules of the SEC.

In placing orders for portfolio securities of the Fund, the Investment Manager’s overriding objective is to obtain the best possible combination of favorable price and efficient execution. The Investment Manager seeks to effect such transaction at a price and commission that provides the most favorable total cost of proceeds reasonably attainable in the circumstances. The factors that the Investment Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Investment Manager’s knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Investment Manager’s knowledge of the financial stability of the firms; the Investment Manager’s knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.
When the Investment Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research-related products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research-oriented computer software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultations. Such services are used in connection with some or all of the Investment Manager’s investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with the Fund. The Investment Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research-related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Investment Manager believes provide a benefit to the Fund and its other clients. The Investment Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.
When the Investment Manager deems the purchase or sale of equities to be in the best interests of the Fund or its other clients, including Prudential, the Investment Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Investment Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients. The allocation of orders among firms and the commission rates paid are reviewed periodically by the Fund's Board of Trustees. Portfolio securities may not be purchased from any underwriting or selling syndicate of which any affiliated broker, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the SEC. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.
Subject to the above considerations, an affiliated broker may act as a broker or futures commission merchant for the Fund. In order for an affiliated broker to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Trustees of the Fund, including a majority of the non-interested Directors, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the affiliated broker (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11 (a) of the 1934 Act, an affiliated broker may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. The affiliated broker must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by it from transactions effected for the Fund during the applicable period. Brokerage transactions with an affiliated broker are also subject to such fiduciary standards as may be imposed upon the broker by applicable law. Transactions in options by the Fund will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by the Investment Manager and other investment advisory clients of the Investment Manager. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Each Portfolio of the Fund participates in a voluntary commission recapture program available through Russell Implementation Services, Inc. (Russell). Subadvisers that choose to participate in the program retain the responsibility to seek best execution and are under no obligation to place any specific trades with a broker available through the program (each, a designated broker). A portion of commissions on trades executed through designated brokers is rebated to a Portfolio as a credit that can be used by the Portfolio to pay expenses of the Portfolio.
The tables below set forth information concerning the payment of brokerage commissions by the Fund, including the amount of brokerage commissions paid to any affiliated broker for the three most recently completed fiscal years:
Total Brokerage Commissions Paid by the Fund
Portfolio	2012	2011	2010
Conservative Balanced	$103,946	$97,504	$111,635
Diversified Bond	159,170	162,179	155,029
Equity	2,953,214	2,760,851	4,862,440
Flexible Managed	4,058,586	3,708,727	3,050,007
Global	474,791	710,377	709,744
Government Income	51,294	51,476	44,481
High Yield Bond	—	—	—
Jennison	693,354	1,054,415	1,545,038
Jennison 20/20 Focus	543,439	850,177	954,040
Natural Resources	685,494	951,490	745,242
Small Capitalization Stock	10,630	19,153	16,915
Stock Index	28,419	33,836	46,101
Value	1,062,422	1,301,009	1,906,901
SP International Growth	165,210	344,724	483,649
SP International Value	44,739	83,489	92,742
SP Prudential U.S. Emerging Growth	152,807	180,477	188,184
SP Small-Cap Value	169,131	180,173	234,090
Brokerage Commissions Paid to Other Affiliated Brokers: Fiscal Year 2012
Portfolio	Affiliated Broker	Commissions Paid	% of Commissions Paid	% of Dollar Amount of Transactions Effected Through Affiliated Broker
Global	William Blair & Company, LLC	$1,505	0.32%	0.18%
SP Small Cap Value	Goldman Sachs & Co.	$237	0.14%	0.07%
Brokerage Commissions Paid to Other Affiliated Brokers: Fiscal Year 2011
Portfolio	Affiliated Broker	Commissions Paid	% of Commissions Paid	% of Dollar Amount of Transactions Effected Through Affiliated Broker
Global	William Blair & Company, LLC	$490.07%		.08%
SP Small-Cap Value	Goldman Sachs & Co.	$6.00%		.01%
Brokerage Commissions Paid to Other Affiliated Brokers: Fiscal Year 2010
Portfolio	Affiliated Broker	Commissions Paid	% of Commissions Paid	% of Dollar Amount of Transactions Effected Through Affiliated Broker
Global	William Blair & Co. LLC	$562.08%		.04%
SP Small-Cap Value	Goldman Sachs & Co.	$140.06%		.02%
ADDITIONAL INFORMATION
FUND HISTORY. The Prudential Series Fund, Inc. (PSF Maryland) was incorporated under Maryland law on November 15, 1982. PSF Maryland was reorganized into the Fund as of January 2, 2006. The Fund was organized as a Delaware statutory trust under Delaware law on September 9, 2005.
DESCRIPTION OF SHARES AND ORGANIZATION. As of the date of this SAI, the beneficial interest in the Fund is divided into 18 separate Portfolios and each Portfolio is divided into two classes as set forth below:
■	Conservative Balanced Portfolio—Class I

■	Conservative Balanced Portfolio—Class II
■	Diversified Bond Portfolio—Class I
■	Diversified Bond Portfolio—Class II
■	Equity Portfolio—Class I
■	Equity Portfolio—Class II
■	Flexible Managed Portfolio—Class I
■	Flexible Managed Portfolio —Class II
■	Global Portfolio—Class I
■	Global Portfolio—Class II
■	Government Income Portfolio—Class I
■	Government Income Portfolio—Class II
■	High Yield Bond Portfolio—Class I
■	High Yield Bond Portfolio—Class II
■	Jennison Portfolio—Class I
■	Jennison Portfolio—Class II
■	Jennison 20/20 Focus Portfolio—Class I
■	Jennison 20/20 Focus Portfolio—Class II
■	Money Market Portfolio—Class I
■	Money Market Portfolio—Class II
■	Natural Resources Portfolio—Class I
■	Natural Resources Portfolio—Class II
■	Small Capitalization Stock Portfolio—Class I
■	Small Capitalization Stock Portfolio—Class II
■	Stock Index Portfolio —Class I
■	Stock Index Portfolio—Class II
■	Value Portfolio—Class I
■	Value Portfolio—Class II
■	SP International Growth Portfolio—Class I
■	SP International Growth Portfolio—Class II
■	SP International Value Portfolio—Class I
■	SP International Value Portfolio—Class II
■	SP Prudential U.S. Emerging Growth Portfolio—Class I
■	SP Prudential U.S. Emerging Growth Portfolio—Class II
■	SP Small-Cap Value Portfolio—Class I
■	SP Small-Cap Value Portfolio—Class II
Note: Although each Portfolio of the Fund may offer Class I and/or Class II shares, at present only certain Portfolios of the Fund offer Class II shares, as identified in the Fund's Prospectus.
Each class of shares of beneficial interest of each Portfolio represents an interest in the same assets of the Portfolio and is identical in all respects except that: (1) Class I shares are not subject to distribution fees or administration fees; (2) Class II shares are subject to distribution fees and administration fees; (3) each share class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interest of one class differs from the interests of any class; and (4)each share class is offered to a limited group of investors.
The shares of beneficial interest of each class, when issued, will be fully paid and non-assessable, will have no conversion or similar rights, and will be freely transferable. Each share of beneficial interest of each class is equal as to earnings, assets, and voting privileges. Class II bears the expenses related to the distribution and administration of its shares. In the event of liquidation, each share of a Portfolio is entitled to its portion of all of the Portfolio's assets after all debts and expenses of the Portfolio have been paid. Since Class II shares bear distribution and administration expenses, the liquidation proceeds to Class II shareholders are likely to be lower than the liquidation proceeds to Class I shareholders, whose shares are not subject to any distribution fees or administration fees.
From time to time, Prudential Financial, Inc. and/or its insurance company affiliates have purchased shares of the Fund to provide initial capital and to enable the Portfolios to avoid unrealistically poor investment performance that might otherwise result because the amounts available for investment are too small. Prudential will not redeem any of its shares until a Portfolio is large enough so that redemption will not have an adverse effect upon investment performance. Prudential will vote its shares in the same manner and in the same proportion as the shares held by the separate accounts that invest in the Fund, which in turn, are generally voted in accordance with instructions from Contract owners.

PRINCIPAL SHAREHOLDERS
To the knowledge of the Fund, the following persons/entities owned beneficially or of record 5% or more of the Portfolios of the Fund as of March 22, 2013. As of March 22, 2013, the Trustees and Officers of the Fund, as a group owned less than 1% of the outstanding shares of beneficial interest of the Fund.
Portfolio Name	Shareholder Name	Address	Share Class	No. Share/% of Portfolio
Conservative Balanced	Pruco Life Insurance Company Pru Life, Attn: Separate Accounts	213 Washington Street, 7th Fl Newark, NJ 07102	I	53,791,704 / 42.41%
	Pruco Life Insurance Company PLAZ Life, Attn: Separate Accounts	213 Washington Street, 7th Fl Newark, NJ 07102	I	37,346,250 / 29.44%
	Pru Annuities Inc Pru Annuity, Attn: Separate Accounts	213 Washington Street, 7th Fl Newark, NJ 07102	I	20,789,766 / 16.39%
	Pruco Life Insurance Company PLNJ Life, Attn: Separate Accounts	213 Washington Street, 7th Fl Newark, NJ 07102	I	7,811,469 / 6.16%
Diversified Bond	Pruco Life Insurance Company PLAZ Life, Attn: Separate Accounts	213 Washington Street, 7th Fl Newark, NJ 07102	I	36,852,833 / 33.85%
	Pruco Life Insurance Company PLNJ Life, Attn: Separate Accounts	213 Washington Street, 7th Fl Newark, NJ 07102	I	12,931,184 / 11.88%
	Pruco Life Insurance Company Pru Life, Attn: Separate Accounts	213 Washington Street, 7th Fl Newark, NJ 07102	I	21,863,267 / 20.08%
	Pruco Life Insurance Company PLAZ Annuity, Attn: Separate Accounts	213 Washington Street, 7th Fl Newark, NJ 07102	I	19,641,633 / 18.04%
	Pru Annuities Inc Pru Annuity, Attn: Separate Accounts	213 Washington Street, 7th Fl Newark, NJ 07102	I	10,481,406 / 9.63%
Equity	Pruco Life Insurance Company Pru Life, Attn: Separate Accounts	213 Washington Street, 7th Fl Newark, NJ 07102	I	50,480,324 / 43.39%
	Pruco Life Insurance Company PLAZ Life, Attn: Separate Accounts	213 Washington Street, 7th Fl Newark, NJ 07102	I	30,379,479 / 26.12%
	Pru Annuities Inc Pru Annuity, Attn: Separate Accounts	213 Washington Street, 7th Fl Newark, NJ 07102	I	13,804,536 / 11.87%
	Pruco Life Insurance Company PLAZ Annuity, Attn: Separate Accounts	213 Washington Street, 7th Fl Newark, NJ 07102	I	7,438,594 / 6.39%
	Pruco Life Insurance Company PLNJ Life, Attn: Separate Accounts	213 Washington Street, 7th Fl Newark, NJ 07102	I	8,082,491 / 6.95%
	Great West Life & Annuity Ins Co FBO Schwab Annuities	8515 E Orchard RD 2T2 Greenwood Village, CO 80111	II	40,803 / 62.07%
	Great West Life & Annuity Ins Co	8515 E Orchard RD 2T2 Greenwood Village, CO 80111	II	14,486 / 22.04%
	First Great West life & Annuity Ins Co	8515 E Orchard RD 2T2 Greenwood Village, CO 80111	II	9,106 / 13.85%
Flexible Managed	Pruco Life Insurance Company PLAZ Life, Attn: Separate Accounts	213 Washington Street, 7th Fl Newark, NJ 07102	I	73,130,785 / 40.27%
	Pruco Life Insurance Company Pru Life, Attn: Separate Accounts	213 Washington Street, 7th Fl Newark, NJ 07102	I	64,538,100 / 35.54%
	Pru Annuities Inc Pru Annuity, Attn: Separate Accounts	213 Washington Street, 7th Fl Newark, NJ 07102	I	19,645,879 / 10.82%
	Pruco Life Insurance Company PLNJ Life, Attn: Separate Accounts	213 Washington Street, 7th Fl Newark, NJ 07102	I	17,054,178 / 9.39%
Global	Pruco Life Insurance Company Pru Life, Attn: Separate Accounts	213 Washington Street, 7th Fl Newark, NJ 07102	I	15,358,856 / 46.78%
	Pruco Life Insurance Company PLAZ Life, Attn: Separate Accounts	213 Washington Street, 7th Fl Newark, NJ 07102	I	5,534,181 / 17.94%
	Pru Annuities Inc Pru Annuity, Attn: Separate Accounts	213 Washington Street, 7th Fl Newark, NJ 07102	I	4,096,990 / 13.28%
	Pruco Life Insurance Company PLAZ Annuity, Attn: Separate Accounts	213 Washington Street, 7th Fl Newark, NJ 07102	I	3,114,539 / 10.09%
	Prudential Annuities Inc, VCA 24 Attn: J Salvati	30 Scranton Office Park Scranton, PA 18507	I	1,562,544 / 5.06%

Portfolio Name	Shareholder Name	Address	Share Class	No. Share/% of Portfolio
Government Income	Pruco Life Insurance Company PLAZ Life, Attn: Separate Accounts	213 Washington Street, 7th Fl Newark, NJ 07102	I	13,551,621 / 43.88%
	Pruco Life Insurance Company Pru Life, Attn: Separate Accounts	213 Washington Street, 7th Fl Newark, NJ 07102	I	9,066,410 / 29.36%
	Pru Annuities Inc Pru Annuity, Attn: Separate Accounts	213 Washington Street, 7th Fl Newark, NJ 07102	I	5,531,266 / 17.91%
	Prudential Annuities Inc, VCA 24 Attn: J Salvati	30 Scranton Office Park Scranton, PA 18507	I	1,553,100 / 5.03%
High Yield Bond	Pruco Life Insurance Company PLAZ Life, Attn: Separate Accounts	213 Washington Street, 7th Fl Newark, NJ 07102	I	223,425,151 / 41.04%
	Pruco Life Insurance Company PLNJ Life, Attn: Separate Accounts	213 Washington Street, 7th Fl Newark, NJ 07102	I	232,914,920 / 42.79%
	Pruco Life Insurance Company PLAZ Annuity, Attn: Separate Accounts	213 Washington Street, 7th Fl Newark, NJ 07102	I	41,097,949 / 7.55%
	Pruco Life Insurance Company Pru Life, Attn: Separate Accounts	213 Washington Street, 7th Fl Newark, NJ 07102	I	27,811,067 / 6.06%
Jennison	Pruco Life Insurance Company Pru Life, Attn: Separate Accounts	213 Washington Street, 7th Fl Newark, NJ 07102	I	17,625,540 / 39.85%
	Pruco Life Insurance Company PLAZ Annuity, Attn: Separate Accounts	213 Washington Street, 7th Fl Newark, NJ 07102	I	9,693,858 / 21.92%
	Pruco Life Insurance Company PLAZ Life, Attn: Separate Accounts	213 Washington Street, 7th Fl Newark, NJ 07102	I	9,718,617 / 21.97%
	Pru Annuities Inc Pru Annuity, Attn: Separate Accounts	213 Washington Street, 7th Fl Newark, NJ 07102	I	4,580,220 / 10.35%
	The Ohio National Life Ins Co FBO Its Separate Accounts	PO Box 237 Cincinnati, OH 45201	II	605,021 / 49.56%
	Allianz Life Insurance Company Of North America	5701 Golden Hills Dr Minneapolis, MN 55416	II	398,792 / 32.67%
	GE Life and Annuity Assurance Co	6610 W Broad St, Bldg 3, 5th Fl Richmond, VA 23230	II	95,381 / 7.81%
Jennison 20/20 Focus	Pruco Life Insurance Company PLAZ Annuity, Attn: Separate Accounts	213 Washington Street, 7th Fl Newark, NJ 07102	I	2,823,583 / 78.84%
	Pruco Life Insurance Company PLAZ Life, Attn: Separate Accounts	213 Washington Street, 7th Fl Newark, NJ 07102	I	333,836 / 9.32%
	Pruco Life Insurance Company PLNJ Annuity, Attn: Separate Accounts	213 Washington Street, 7th Fl Newark, NJ 07102	I	237,592 / 6.63%
	The Ohio National Life Ins Co FBO Its Separate Accounts	PO Box 237 Cincinnata, OH 45201	II	8,640,573 / 89.61%
	GE Life and Annuity Assurance Co	6610 W Broad St, Bldg 3, 5th Fl Richmond, VA 23230	II	545,478 / 5.66%
Money Market	Pruco Life Insurance Company PLAZ Life, Attn: Separate Accounts	213 Washington Street, 7th Fl Newark, NJ 07102	I	43,172,768 / 49.01%
	Pruco Life Insurance Company PLAZ Annuity, Attn: Separate Accounts	213 Washington Street, 7th Fl Newark, NJ 07102	I	17,100,507 / 19.41%
	Pruco Life Insurance Company PLNJ Life, Attn: Separate Accounts	213 Washington Street, 7th Fl Newark, NJ 07102	I	6,406,809 / 7.27%
	Pruco Life Insurance Company Pru Life, Attn: Separate Accounts	213 Washington Street, 7th Fl Newark, NJ 07102	I	13,135,205 / 14.91%
	Pru Annuities Inc Pru Annuity, Attn: Separate Accounts	213 Washington Street, 7th Fl Newark, NJ 07102	I	5,528,444 / 6.28%
Natural Resources	Pruco Life Insurance Company Pru Life, Attn: Separate Accounts	213 Washington Street, 7th Fl Newark, NJ 07102	I	13,545,525 / 59.23%
	Pru Annuities Inc Pru Annuity, Attn: Separate Accounts	213 Washington Street, 7th Fl Newark, NJ 07102	I	4,534,662 / 19.84%
	Pruco Life Insurance Company PLAZ Life, Attn: Separate Accounts	213 Washington Street, 7th Fl Newark, NJ 07102	I	3,681,378 / 16.11%

Portfolio Name	Shareholder Name	Address	Share Class	No. Share/% of Portfolio
	GE Life and Annuity Assurance Co Attn: Variable Accounting	6610 W Broad St Bldg 3, 5th Fl Richmond, VA 23230	II	1,078,980 / 64.19%
	AXA Equitable Life Separate Account FP C/O Brian Walsh	1290 Avenue Of The Americas New York, NY 10104	II	291,648 / 17.35%
	GE Life Of NY C/F Attn: Variable Accounting	6610 W Broad St Bldg 3, 5th Fl Richmond, VA 23230	II	131,521 / 7.82%
	TIAA-CREF Separate Account VA-1 of TIAA-CREF Life Insurance, Code	8500 Andrew Carnegie Blvd Mail Code E3/N6 Charlotte, NC 28262	II	89,608 / 5.33%
Small Capitalization Stock	Pruco Life Insurance Company Pru Life, Attn: Separate Accounts	213 Washington Street, 7th Fl Newark, NJ 07102	I	15,545,328 / 50.53%
	Pruco Life Insurance Company PLAZ Life, Attn: Separate Accounts	213 Washington Street, 7th Fl Newark, NJ 07102	I	5,869,734 / 19.08%
	Pru Annuities Inc Pru Annuity, Attn: Separate Accounts	213 Washington Street, 7th Fl Newark, NJ 07102	I	5,183,301 / 16.85%
	Pruco Life Insurance Company PLAZ Annuity, Attn: Separate Accounts	213 Washington Street, 7th Fl Newark, NJ 07102	I	2,990,724 / 9.72%
Stock Index	Pruco Life Insurance Company Pru Life, Attn: Separate Accounts	213 Washington Street, 7th Fl Newark, NJ 07102	I	29,604,403 / 45.69%
	Pruco Life Insurance Company PLAZ Life, Attn: Separate Accounts	213 Washington Street, 7th Fl Newark, NJ 07102	I	14,404,288 / 22.23%
	Pruco Life Insurance Company PLAZ Annuity, Attn: Separate Accounts	213 Washington Street, 7th Fl Newark, NJ 07102	I	7,708,347 / 11.90%
	Pru Annuities Inc Pru Annuity, Attn: Separate Accounts	213 Washington Street, 7th Fl Newark, NJ 07102	I	5,806,658 / 8.96%
	Prudential Annuities Inc, VCA 24 Attn: J Salvati	30 Scranton Office Park Scranton, PA 18507	I	4,342,752 / 6.70%
Value	Pruco Life Insurance Company Pru Life, Attn: Separate Accounts	213 Washington Street, 7th Fl Newark, NJ 07102	I	28,395,489 / 41.36%
	Pruco Life Insurance Company PLAZ Annuity, Attn: Separate Accounts	213 Washington Street, 7th Fl Newark, NJ 07102	I	15,163,916 / 22.09%
	Pruco Life Insurance Company PLAZ Life, Attn: Separate Accounts	213 Washington Street, 7th Fl Newark, NJ 07102	I	11,334,835 / 16.51%
	Pru Annuities Inc Pru Annuity, Attn: Separate Accounts	213 Washington Street, 7th Fl Newark, NJ 07102	I	10,202,974 / 14.86%
	TIAA-CREF Separate Account VA-1 of TIAA-CREF Life Insurance, Code	8500 Andrew Carnegie Blvd Mail Code E3/N6 Charlotte, NC 28262	II	276,451 / 81.60%
	Hartford Life Insurance C/O Separate Account, Attn: UIT Operations	PO Box 2999 Hartford, CT 06104	II	27,015 / 7.97%
	Hartford Life & Annuity Insurance Company Separate Account, Attn: UIT Operations	PO Box 2999 Hartford, CT 06104	II	20,330 / 6.00%
SP International Growth	Pruco Life Insurance Company PLAZ Annuity, Attn: Separate Accounts	213 Washington Street, 7th Fl Newark, NJ 07102	I	7,765,049 / 51.50%
	Pruco Life Insurance Company PLAZ Life, Attn: Separate Accounts	213 Washington Street, 7th Fl Newark, NJ 07102	I	4,247,780 / 28.17%
	Pru Annuity Distributor Inc Attn: Separate Accounts	213 Washington Street, 7th Fl Newark, NJ 07102	I	1,445,098 / 9.58%
	Allianz Life Insurance Company Of North America	5701 Glolden Hills Dr Minneapolis, MN 55416	II	1,507,036 / 93.14%
SP International Value	Pruco Life Insurance Company PLAZ Life, Attn: Separate Accounts	213 Washington Street, 7th Fl Newark, NJ 07102	I	12,146,348 / 64.09%
	Pruco Life Insurance Company PLAZ Annuity, Attn: Separate Accounts	213 Washington Street, 7th Fl Newark, NJ 07102	I	5,775,827 / 30.48%

Portfolio Name	Shareholder Name	Address	Share Class	No. Share/% of Portfolio
SP Prudential U.S. Emerging Growth	Pruco Life Insurance Company PLAZ Annuity, Attn: Separate Accounts	213 Washington Street, 7th Fl Newark, NJ 07102	I	14,383,254 / 56.03%
	Pruco Life Insurance Company PLAZ Life, Attn: Separate Accounts	213 Washington Street, 7th Fl Newark, NJ 07102	I	8,998,007 / 35.05%
	Separate Account A Of Pacific Life Insurance Company	700 New Port Center Drive PO Box 9000 NewPort Beach, CA 92660	II	34,544 / 77.84%
	GE Life and Annuity Assurance Co Attn: Variable Accounting	6610 W Broad St Bldg 3, 5th Fl Richmond, VA 23230	II	3,240 / 7.30%
	Midland National Life Insurance Co Separate Account C	4350 Westown Pkwy West Des Moines, IA 50266	II	6,592 / 14.85%
SP Small-Cap Value	Pruco Life Insurance Company PLAZ Annuity, Attn: Separate Accounts	213 Washington Street, 7th Fl Newark, NJ 07102	I	7,069,423 / 55.14%
	Pruco Life Insurance Company PLAZ Life, Attn: Separate Accounts	213 Washington Street, 7th Fl Newark, NJ 07102	I	4,295,382 / 33.51%
FINANCIAL STATEMENTS
The financial statements of the Fund for the fiscal year ended December 31, 2012 have been incorporated into this SAI by reference to the annual report to shareholders, have been derived from our financial statements that were audited by KPMG LLP, an independent registered public accounting firm. KPMG LLP's principal business address is 345 Park Avenue, New York, New York 10154.
The Fund's Annual Report, for the year ended December 31, 2012, can be obtained, without charge, by calling (800) 778-2255 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

PART II
INVESTMENT RISKS & CONSIDERATIONS
Set forth below are descriptions of some of the types of investments and investment strategies that a Portfolio may use, and the risks and considerations associated with those investments and investment strategies. A Portfolio may invest in the types of investments and investment strategies that are consistent with its investment objective, policies and any limitations described in the prospectus and in the SAI.
With respect to the Diversified Bond, Government Income and High Yield Bond Portfolios, investments in each of credit default swaps, total return and index swaps, or options on swaps are limited to 15% of such Portfolio's total assets.
Certain Portfolios may use up to 30% of their investable assets for reverse repurchase agreements and dollar rolls. The Money Market Portfolio and the money market sub-portion of any balanced Portfolio may use up to 10% of its investable assets for reverse repurchase agreements.
Certain Portfolios also are permitted to invest up to 15% of their assets in credit-related asset-backed securities.
No more than 25% of any Portfolio's net assets (5% of total assets for Small Capitalization Stock Portfolio and Stock Index Portfolio) will be, when added together: (1) deposited as collateral for the obligation to replace securities borrowed in connection with short sales and (2) segregated in accounts in connection with short sales.
Each Portfolio, other than the Money Market Portfolio, may hold up to 15% of its net assets in illiquid securities. The Money Market Portfolio may hold up to 5% of its net assets in illiquid securities.
As explained in the prospectus, the Stock Index Portfolio seeks to track the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) and the Small Capitalization Stock Portfolio seeks to track the performance of the Standard & Poor's Small Capitalization Stock Index (S&P SmallCap Index). The Portfolios will be as fully invested in the S&P Index's stocks as is feasible in light of cash flow patterns and the cash requirements for efficiently investing in a unit of the basket of stocks comprising the S&P 500 and S&P SmallCap Indexes, respectively. When the Portfolios do have short-term investments, they may purchase stock index futures contracts in an effort to have the Portfolio better follow the performance of a fully invested portfolio. When a Portfolio purchases stock index futures contracts, an amount of cash and cash equivalents, equal to either the market value or the initial margin requirement of the futures contracts, will be deposited in a segregated account with the Portfolio's custodian and/or in a margin account with a broker to collateralize the position.
As an alternative to the purchase of a stock index futures contract, a Portfolio may construct synthetic positions involving options on stock indexes and options on stock index futures that are equivalent to such a long futures position. In particular, a Portfolio may utilize “put/call combinations” as synthetic long stock index futures positions. A put/call combination is the purchase of a call and the sale of a put at the same time with the same strike price and maturity. It is equivalent to a forward position and, if it settled every day, is equivalent to a long futures position. When a Portfolio purchases stock index futures contracts, an amount equal to the initial margin requirement of the futures contracts, will be deposited in a segregated account with the Portfolios' custodian and/or in a margin account with a broker, and the remaining cash and/or cash equivalents equal to the market value of the futures will be held in other accounts.
The Equity Portfolio, the Natural Resources Portfolio and the Jennison Portfolio may only engage in short sales against-the-box.
ASSET-BACKED SECURITIES. Certain Portfolios may invest in asset-backed securities. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.
Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.
Credit-Related Asset-Backed Securities. This type of asset-backed security is collateralized by a basket of corporate bonds or other securities, including junk bonds. Unlike the traditional asset-backed securities described above, these asset-backed securities often do have the benefit of a security interest or ownership interest in the related collateral. With a credit-related asset-backed security, the underlying bonds have the risk of being prepaid prior to maturity. Although generally not pre-payable at any time, some of the underlying bonds may have call options, while others may have maturity dates that are earlier than the asset-backed security itself. As with traditional asset-backed securities described above, the Portfolio bears the risk of loss of the resulting increase or decrease in yield to maturity after a prepayment of an underlying bond. However, the primary risk associated with credit-related asset-backed securities is the potential loss of principal associated with losses on the underlying bonds.
Money Market Portfolio: The Money Market Portfolio may choose to invest in certain government-supported asset-backed notes, including but not limited to student loan short-term notes issued by Straight-A Funding LLC, in reliance on no-action relief issued by the Commission that such securities may be considered as government securities for purposes of compliance with the diversification requirements under Rule 2a-7. In the case of Straight-A Funding LLC, the liquidity facility provided by the Federal Financing Bank, an instrumentality of the U.S. government acting under the supervision of the Secretary of the Treasury, is conditioned on Straight-A Funding LLC not being in bankruptcy and staying within specified funding limits.
BORROWING AND LEVERAGE. A Portfolio may borrow up to 33 1∕3% of the value of its total assets (calculated at the time of the borrowing). The Portfolio may pledge up to 33 1∕3% of its total assets to secure these borrowings. If the Portfolio's asset coverage for borrowings falls below 300%, the Portfolio will take prompt action to reduce its borrowings. If the Portfolio borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Portfolio, the net asset value of the Portfolio's shares will decrease faster than would otherwise be the case. This is the speculative factor known as “leverage.”
A Portfolio may borrow from time to time, at the investment subadviser's discretion, to take advantage of investment opportunities, when yields on available investments exceed interest rates and other expenses of related borrowing, or when, in the investment adviser's opinion, unusual market conditions otherwise make it advantageous for the Portfolio to increase its investment capacity. A Portfolio will only borrow when there is an expectation that it will benefit a Portfolio after taking into account considerations such as interest income and possible losses upon liquidation. Borrowing by a Portfolio creates an opportunity for increased net income but, at the same time, creates risks, including the fact that leverage may exaggerate changes in the net asset value of Portfolio shares and in the yield on a Portfolio. A Portfolio may borrow through forward rolls, dollar rolls or reverse repurchase agreements, although no Portfolio currently has any intention of doing so, except for portfolios managed by PIMCO.
CONVERTIBLE SECURITIES. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. The characteristics of convertible securities make them appropriate investments for an investment company seeking a high total return from capital appreciation and investment income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed-income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.
In analyzing convertible securities, the subadviser will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock, among other things.
Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by a Portfolio are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. As described below, a Portfolio is authorized to enter into foreign currency hedging transactions in which it may seek to reduce the effect of such fluctuations.
Apart from currency considerations, the value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the common stock the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.
To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities' investment value.
Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.
Synthetic convertible securities may be either (i) a debt security or preferred stock that may be convertible only under certain contingent circumstances or that may pay the holder a cash amount based on the value of shares of underlying common stock partly or wholly in lieu of a conversion right (a Cash-Settled Convertible), (ii) a combination of separate securities chosen by the subadviser in order to create the economic characteristics of a convertible security, i.e., a fixed income security paired with a security with equity conversion features, such as an option or warrant ( a Manufactured Convertible) or (iii) a synthetic security manufactured by another party.
Synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured Convertibles are created by the subadviser by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income (fixed income component) or a right to acquire equity securities (convertibility component). The fixed income component is achieved by investing in nonconvertible fixed income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features (equity features) granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.
A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security having a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total “market value” of such a Manufactured Convertible is the sum of the values of its fixed-income component and its convertibility component.
More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the subadviser may combine a fixed income instrument and an equity feature with respect to the stock of the issuer of the fixed income instrument to create a synthetic convertible security otherwise unavailable in the market. The subadviser may also combine a fixed income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the subadviser believe such a Manufactured Convertible would better promote a Portfolio's objective than alternate investments. For example, the subadviser may combine an equity feature with respect to an issuer's stock with a fixed income security of a different issuer in the same industry to diversify the Portfolio's credit exposure, or with a U.S. Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, “combined” to create a Manufactured Convertible. For example, a Portfolio may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.
The value of a Manufactured Convertible may respond differently to certain market fluctuations than would a traditional convertible security with similar characteristics. For example, in the event a Portfolio created a Manufactured Convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the Manufactured Convertible would likely outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed income securities and underperform during periods when corporate fixed-income securities outperform Treasury instruments.
CORPORATE LOANS. Commercial banks and other financial institutions make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (LIBOR) or the prime rate of U.S. banks. As a result, the value of corporate loan investments is generally less responsive to shifts in market interest rates. Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, a Portfolio may experience difficulties from time to time in selling its corporate loans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a “syndicate.” The syndicate's agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Portfolio may not recover its investment, or there might be a delay in the Portfolio's recovery. By investing in a corporate loan, a Portfolio becomes a member of the syndicate.
As in the case of junk bonds, the Corporate Loans in which a Portfolio may invest can be expected to provide higher yields than higher-rated fixed income securities but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between Corporate Loans and junk bonds. Corporate Loans are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of Corporate Loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower's bondholders. These arrangements are designed to give Corporate Loan investors preferential treatment over junk bond investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the Corporate Loans will be repaid in full. Corporate Loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the Prime Rate of a U.S. bank, or that may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of LIBOR. Consequently, the value of Corporate Loans held by a Portfolio may be expected to fluctuate significantly less than the value of fixed rate junk bond instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for Corporate Loans is not as well developed as the secondary dealer market for junk bonds, and therefore presents increased market risk relating to liquidity and pricing concerns.
A Portfolio may acquire interests in Corporate Loans by means of a novation, assignment or participation. In a novation, a Portfolio would succeed to all the rights and obligations of the assigning institution and become a contracting party under the credit agreement with respect to the debt obligation. As an alternative, a Portfolio may purchase an assignment, in which case the Portfolio may be required to rely on the assigning institution to demand payment and enforce its rights against the borrower but would otherwise typically be entitled to all of such assigning institution's rights under the credit agreement. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution selling the participation interest and not with the borrower. In purchasing a loan participation, a Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Portfolio may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, a Portfolio will assume the credit risk of both the borrower and the institution selling the participation to the Portfolio.
DEBT SECURITIES. Debt securities, such as bonds, involve credit risk. This is the risk that the issuer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bonds. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of a Portfolio's investment in that issuer. Credit risk is reduced to the extent a Portfolio limits its debt investments to U.S. Government securities. All debt securities, however, are subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.

DEPOSITARY RECEIPTS. A Portfolio may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts (ADRs) and American Depositary Shares (ADSs) are receipts or shares typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (EDRs) are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts (GDRs) are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs and ADSs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Portfolio may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into or for which they may be converted or exchanged.
DERIVATIVES. A Portfolio may use instruments referred to as derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow a Portfolio to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of instruments. Each Portfolio may use Derivatives for hedging purposes. Certain Portfolios may also use derivatives to seek to enhance returns. The use of a Derivative is speculative if the Portfolio is primarily seeking to achieve gains, rather than offset the risk of other positions. When the Portfolio invests in a Derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that Derivative, which may sometimes be greater than the Derivative's cost. No Portfolio may use any Derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.
EXCHANGE-TRADED FUNDS. Each Portfolio may invest in Exchange-Traded Funds (ETFs). ETFs, which may be unit investment trusts or mutual funds, typically hold portfolios of securities designed to track the performance of various broad securities indexes or sectors of such indexes. ETFs provide another means, in addition to futures and options on indexes, of including stock index exposure in these Portfolios' investment strategies. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such ETF. In addition, an investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies, and policies.
HEDGING. Hedging is a strategy in which a Derivative or security is used to offset the risks associated with other Portfolio holdings. Losses on the other investment may be substantially reduced by gains on a Derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Portfolio or if the cost of the Derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the Derivative will not match those of the holdings being hedged as expected by a Portfolio, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on a Portfolio's ability to hedge effectively its portfolio. There is also a risk of loss by the Portfolio of margin deposits or collateral in the event of bankruptcy of a broker with whom the Portfolio has an open position in an option, a futures contract or a related option. There can be no assurance that a Portfolio's hedging strategies will be effective or that hedging transactions will be available to a Portfolio. No Portfolio is required to engage in hedging transactions and each Portfolio may choose not to do so.
INDEXED AND INVERSE SECURITIES. A Portfolio may invest in securities the potential return of which is based on an index or interest rate. As an illustration, a Portfolio may invest in a security whose value is based on changes in a specific index or that pays interest based on the current value of an interest rate index, such as the prime rate. A Portfolio may also invest in a debt security that returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, certain Portfolios may invest in securities the potential return of which is based inversely on the change in an index or interest rate (that is, a security the value of which will move in the opposite direction of changes to an index or interest rate). For example, a Portfolio may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If a Portfolio invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant interest rate, index or indices. Indexed and inverse securities may involve credit risk, and certain indexed and inverse securities may involve leverage risk, liquidity risk and currency risk. A Portfolio may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. (Furthermore, where such a security includes a contingent liability, in the event of such an adverse movement, a Portfolio may be required to pay substantial additional margin to maintain the position.)

The Investment Manager recently reevaluated the financial statement presentation of certain inverse securities, which are commonly referred to as inverse floaters, under the provisions of Statement of Financial Accounting Standards No. 140 (FAS 140). The application of the provisions of FAS 140 entailed a reclassification of transactions in which a Portfolio sells a municipal bond to a special purpose trust in order to create an inverse floater which the Portfolio receives from such trust in a financing transaction. The trust also issues floating rate notes to third parties. The Portfolio receives interest payments on inverse floaters that bear an inverse relationship to the interest paid on the floating rate notes. These transactions were previously classified as a sale for financial statement presentation purposes. While such inverse floaters expose the Portfolio to leverage risk, they do not constitute borrowings for purposes of the Portfolio's restrictions on borrowings. The application of the provisions of FAS 140 with respect to inverse floaters otherwise acquired by the Portfolio is not currently subject to this reevaluation.
Future financial statements for a Portfolio will reflect the application of the provisions of FAS 140, regardless of materiality. Pursuant to FAS 140, the Portfolio will record interest on the full amount of the municipal bonds held in the special purpose trusts as interest income and the Portfolio also will record the interest to holders of the floating rate certificates and fees associated with the trust as interest expense in the Statement of Operations. This change will cause the Portfolio's expense ratio to increase. However, neither the Portfolio's net income nor its distributions to shareholders is impacted since the increase in interest expense will be offset by a corresponding amount of increased income on the bonds now deemed to be owned by the Portfolio (instead of only the interest the Portfolio received on the inverse floater certificates it held directly).
To the extent that a Portfolio owns such inverse floaters as of the financial reporting period end, another important change pursuant to FAS 140 is that the Portfolio's gross assets would increase by the par amount of the floating rate certificates issued by the affected special purpose trusts, with a corresponding increase in the Portfolio's liabilities. The Portfolio's net assets and net asset value per share should not be affected by this change in accounting because the increase in gross assets will be offset by a corresponding increase in liabilities.
INITIAL PUBLIC OFFERINGS. Each Portfolio may invest in initial public offerings (IPOs). An IPO is the first sale of stock by a private company to the public. IPOs are often issued by smaller, younger companies seeking capital to expand, but can also be done by large privately owned companies looking to become publicly traded.
In an IPO, the issuer obtains the assistance of an underwriting firm, which helps it determine what type of security to issue (common or preferred), best offering price and time to bring it to market. The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and a Portfolio may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like.
Investing in IPOs entails risks. Importantly, the prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks. It is difficult to predict what the stock will do on its initial day of trading and in the near future since there is often little historical data with which to analyze the company. Also, most IPOs are of companies going through a transitory growth period, and they are therefore subject to additional uncertainty regarding their future value.
SWAP AGREEMENTS. Certain Portfolios may enter into swap transactions, including but not limited to, interest rate, index, credit default, total return and, to the extent that it may invest in foreign currency-denominated securities, currency exchange rate swap agreements. In addition, certain Portfolios may enter into options on swap agreements (swap options). These swap transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded that desired return.
Swap agreements are two party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on or calculated with respect to particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index or other investments or instruments.
Most swap agreements entered into by a Portfolio would calculate the obligations of the parties to the agreement on a “net basis.” Consequently the Portfolio's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the net amount). The Portfolio's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of liquid assets.

To the extent that a Portfolio enters into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Portfolio's obligations, if any, with respect to such swaps, accrued on a daily basis. Inasmuch as segregated accounts are established for these hedging transactions, the investment adviser and the Portfolio believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreement related to the transaction. Since swaps are individually negotiated, the Portfolio expects to achieve an acceptable degree of correlation between its rights to receive a return on its portfolio securities and its rights and obligations to receive and pay a return pursuant to swaps. The Portfolio will enter into swaps only with parties meeting creditworthiness standards of the investment subadviser. The investment subadviser will monitor the creditworthiness of such parties.
CREDIT DEFAULT SWAP AGREEMENTS AND SIMILAR INSTRUMENTS. Certain Portfolios may enter into credit default swap agreements and similar agreements, and may also buy credit-linked securities. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by a Portfolio. The protection “buyer” in a credit default contract may be obligated to pay the protection “ seller” an upfront or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Portfolio may be either the buyer or seller in the transaction. If a Portfolio is a buyer and no credit event occurs, the Portfolio recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, a Portfolio generally receives an up front payment or a fixed rate of income throughout the term of the swap, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.
Credit default swaps and similar instruments involve greater risks than if a Portfolio had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risks. A Portfolio will enter into credit default swap agreements and similar instruments only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the subadviser to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up front or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio. When a Portfolio acts as a seller of a credit default swap or a similar instrument, it is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.
CREDIT LINKED SECURITIES. Among the income producing securities in which a Portfolio may invest are credit linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such a credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Portfolio may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.
Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Portfolio would receive. A Portfolio's investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the Securities Act of 1933. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.
TOTAL RETURN SWAP AGREEMENTS. Certain Portfolios may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Total return swap agreements may effectively add leverage to the Portfolio's portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. Total return swap agreements entail the risk that a party will default on its payment obligations to the Portfolio thereunder. Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty. Generally, the Portfolio will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be segregated by the Portfolio. If the total return swap transaction is entered into on other than a net basis, the full amount of the Portfolio's obligations will be accrued on a daily basis, and the full amount of the Portfolio's obligations will be segregated by the Portfolio in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Portfolio initially to make an equivalent direct investment, plus or minus any amount the Portfolio is obligated to pay or is to receive under the total return swap agreement.
Unless otherwise noted, a Portfolio's net obligations in respect of all swap agreements (i.e., the aggregate net amount owed by the Portfolio) is limited to 15% of its net assets.
NON-STANDARD WARRANTS. From time to time, a Portfolio may use synthetic foreign equity securities derivatives in the form non-standard warrants, often referred to as low exercise price warrants or participatory notes or low exercise price options (LEPOs), to gain indirect exposure to issuers in certain countries, such as India. These securities are issued by banks and other financial institutions. The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. LEPOs are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, LEPOs pay the holder the difference in price of the underlying security between the date the LEPO was purchased and the date it is sold. LEPOs entail the same risks as other over-the counter derivatives. These include the risk that the counterparty or issuer of the LEPO may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Additionally, while LEPOs may be listed on an exchange, there is no guaranty that a liquid market will exist or that the counterparty or issuer of a LEPO will be willing to repurchase the LEPO when the Fund wishes to sell it. A discussion of the risk factors relating to derivatives is set out in the sub-section entitled “Risk Factors In Derivatives”.
OPTIONS ON SECURITIES AND SECURITIES INDEXES. A Portfolio may invest in options on individual securities, baskets of securities or particular measurements of value or rate (an index), such as an index of the price of treasury securities or an index representative of short term interest rates.
Types of Options. A Portfolio may engage in transactions in options on individual securities, baskets of securities or securities indices, or particular measurements of value or rate (an index), such as an index of the price of treasury securities or an index representative of short term interest rates. Such investments may be made on exchanges and in the over-the-counter markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below.
A Portfolio will write only “ covered” options. A written option is covered if, so long as a Portfolio is obligated the option, it (1) owns an offsetting position in the underlying security or currency or (2) segregates cash or other liquid assets, in an amount equal to or greater than its obligation under the option.
CALL OPTIONS. A Portfolio may purchase call options on any of the types of securities or instruments in which it may invest. A call option gives a Portfolio the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. A Portfolio also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.
Each Portfolio may only write (i.e., sell) covered call options on the securities or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which a Portfolio either owns an offsetting position in the underlying security or currency, or the Portfolio segregates cash or other liquid assets in an amount equal to or greater than its obligation under the option. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, a Portfolio gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Portfolio's ability to sell the underlying security will be limited while the option is in effect unless the Portfolio enters into a closing purchase transaction. A closing purchase transaction cancels out a Portfolio's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining.
PUT OPTIONS. A Portfolio may purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, a Portfolio acquires a right to sell such underlying securities or instruments at the exercise price, thus limiting the Portfolio's risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out a Portfolio's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. A Portfolio also may purchase uncovered put options.
Each Portfolio may write (i.e., sell) put options on the types of securities or instruments that may be held by the Portfolio, provided that such put options are covered, meaning that such options are secured by segregated, liquid instruments. A Portfolio will receive a premium for writing a put option, which increases the Portfolio's return. A Portfolio will not sell puts if, as a result, more than 25% of the Portfolio's net assets would be required to cover its potential obligations under its hedging and other investment transactions.
FUTURES. A Portfolio may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract a Portfolio is required to deposit collateral (margin) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Portfolio will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.
The sale of a futures contract limits a Portfolio's risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract's expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, a Portfolio will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.
The purchase of a futures contract may protect a Portfolio from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Portfolio was attempting to identify specific securities in which to invest in a market the Portfolio believes to be attractive. In the event that such securities decline in value or a Portfolio determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Portfolio may realize a loss relating to the futures position.
A Portfolio is also authorized to purchase or sell call and put options on futures contracts including financial futures and stock indices in connection with its hedging activities. Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Portfolio entered into futures transactions. A Portfolio may purchase put options or write (i.e., sell) call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, a Portfolio can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Portfolio intends to purchase.
A Portfolio may only write “ covered” put and call options on futures contracts. A Portfolio will be considered “covered” with respect to a call option it writes on a futures contract if the Portfolio owns the assets that are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the “covered” option and having an expiration date not earlier than the expiration date of the “covered” option, or if it segregates for the term of the option cash or other liquid assets equal to the fluctuating value of the optioned future. A Portfolio will be considered “covered” with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the “covered” option, or if it segregates for the term of the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Portfolio with its custodian with respect to such option). There is no limitation on the amount of a Portfolio's assets that can be segregated.

With respect to futures contracts that are not legally required to “cash settle,” a Portfolio may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contact. With respect to futures that are required to “cash settle,” however, a Portfolio is permitted to set aside or earmark liquid assets in an amount equal to the Portfolio's daily marked to market (net) obligation, if any, (in other words, the Portfolio's daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures, a Portfolio will have the ability to employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full market value of the futures contract.
Each Portfolio has filed a notice of exemption from regulation as a “commodity pool,” and the Investment Manager has filed a notice of exemption from registration as a “commodity pool operator” with respect to each Portfolio, under applicable rules issued by the CFTC under the Commodity Exchange Act (the CEA). Effective December 31, 2012, in order to continue to claim the “commodity pool” exemption, a Portfolio is limited in its ability to use futures, options and swaps subject to regulation under the CEA for purposes other than bona fide hedging, which is narrowly defined. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish a Portfolio’s positions in such investments may not exceed 5% of the liquidation value of the Portfolio’s assets, or (2) the aggregate net notional value of such instruments may not exceed 100% of the liquidation value of the Portfolio’s assets. In addition to meeting one of the foregoing trading limitations, a Portfolio may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.
Until SEC regulations relating to investment companies and CFTC regulations relating to commodity pools are harmonized, the nature and extent to which CFTC regulations may affect the Portfolio is uncertain. The CFTC or the SEC could at any time alter the regulatory requirements governing the use of commodities by investment companies. The Portfolio and the Investment Manager are continuing to analyze the effect of these rules changes on the Portfolio.
FOREIGN EXCHANGE TRANSACTIONS. A Portfolio may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, Currency Instruments) for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar or, with respect to certain Portfolios, to seek to enhance returns. Such transactions could be effected with respect to hedges on non-U.S. dollar denominated securities owned by a Portfolio, sold by a Portfolio but not yet delivered, or committed or anticipated to be purchased by a Portfolio. As an illustration, a Portfolio may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen-denominated security. In such circumstances, for example, the Portfolio may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Portfolio may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a straddle). By selling such a call option in this illustration, the Portfolio gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. “Straddles” of the type that may be used by a Portfolio are considered to constitute hedging transactions and are consistent with the policies described above. No Portfolio will attempt to hedge all of its foreign portfolio positions.
FORWARD FOREIGN EXCHANGE TRANSACTIONS. Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. A Portfolio will enter into foreign exchange transactions for purposes of hedging either a specific transaction or a portfolio position, or, with respect to certain Portfolios, to seek to enhance returns. A Portfolio may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Portfolio has received or anticipates receiving a dividend or distribution. A Portfolio may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Portfolio is denominated or by purchasing a currency in which the Portfolio anticipates acquiring a portfolio position in the near future. A Portfolio may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk.
CURRENCY FUTURES. A Portfolio may also seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. See “Futures” above. Currency futures involve substantial currency risk, and also involve leverage risk.

CURRENCY OPTIONS. A Portfolio may also seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollar through the use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. A Portfolio may engage in transactions in options on currencies either on exchanges or OTC markets. See “ Types of Options” above and “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.
LIMITATIONS ON CURRENCY HEDGING. Most Portfolios will not speculate in Currency Instruments although certain Portfolios may use such instruments to seek to enhance returns. Accordingly, except for portfolios managed by PIMCO, a Portfolio will not hedge a currency in excess of the aggregate market value of the securities that it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. A Portfolio may, however, hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a cross-hedge). A Portfolio will only enter into a cross-hedge if the Investment Manager believes that (i) there is a demonstrable high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.
RISK FACTORS IN HEDGING FOREIGN CURRENCY RISKS. Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk. While a Portfolio's use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Portfolio's shares, the net asset value of the Portfolio's shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Portfolio's hedging strategies will be ineffective. To the extent that a Portfolio hedges against anticipated currency movements that do not occur, the Portfolio may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, a Portfolio will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.
In connection with its trading in forward foreign currency contracts, a Portfolio will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, a Portfolio will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Portfolio of any profit potential or force the Portfolio to cover its commitments for resale, if any, at the then market price and could result in a loss to the Portfolio.
It may not be possible for a Portfolio to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Portfolio is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to a Portfolio of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.
RISK FACTORS IN DERIVATIVES. Derivatives are volatile and involve significant risks, including:
Leverage Risk—the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.
Liquidity Risk—the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.
Use of Derivatives for hedging purposes involves correlation risk. If the value of the Derivative moves more or less than the value of the hedged instruments, a Portfolio will experience a gain or loss that will not be completely offset by movements in the value of the hedged instruments.

A Portfolio intends to enter into transactions involving Derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.” However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a Derivative or the Portfolio will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a Derivative without incurring substantial losses, if at all.
FOREIGN INVESTMENT RISKS. Certain Portfolios may invest in foreign equity and/or debt securities. Foreign debt securities include certain foreign bank obligations and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.
Foreign Market Risk. Portfolios that may invest in foreign securities offer the potential for more diversification than a Portfolio that invests only in the United States because securities traded on foreign markets have often (though not always) performed differently than securities in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that a Portfolio will lose money. In particular, a Portfolio is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Portfolio to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.
Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Portfolio's ability to purchase or sell foreign securities or transfer the Portfolio's assets or income back into the United States, or otherwise adversely affect a Portfolio's operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.
Currency Risk and Exchange Risk. Securities in which a Portfolio invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of a Portfolio's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.
Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company's securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Portfolio management to completely and accurately determine a company's financial condition.
Certain Risks of Holding Portfolio Assets Outside the United States. A Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Portfolio's ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for a Portfolio to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Portfolio can earn on its investments and typically results in a higher operating expense ratio for the Portfolio as compared to investment companies that invest only in the United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable to that party for any losses incurred.
Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, thereby reducing the amount available for distribution to shareholders.
Certain transactions in Derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose a Portfolio to potential losses, which exceed the amount originally invested by the Portfolio. When a Portfolio engages in such a transaction, the Portfolio will deposit in a segregated account at its custodian liquid securities with a value at least equal to the Portfolio's exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). Such segregation will ensure that a Portfolio has assets available to satisfy its obligations with respect to the transaction, but will not limit the Portfolio's exposure to loss.
Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives. Certain Derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for a Portfolio to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for a Portfolio to ascertain a market value for such instruments. A Portfolio will, therefore, acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Investment Manager anticipates the Portfolio can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer's quotation may be used.
Because Derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that a Portfolio has unrealized gains in such instruments or has deposited collateral with its counterparty the Portfolio is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. A Portfolio will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in Derivatives traded in OTC markets only with financial institutions that appear to have substantial capital or that have provided the Portfolio with a third-party guaranty or other credit enhancement.
RECENT EVENTS IN EUROPEAN COUNTRIES. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Whether or not the Portfolios invest in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Portfolios' investments.
DISTRESSED SECURITIES. A Portfolio may invest in securities, including corporate loans purchased in the secondary market, which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by the Portfolio or are rated in the lower rating categories (Ca or lower by Moody's and CC or lower by S&P or Fitch) or which, if unrated, are in the judgment of the Investment Manager of equivalent quality (Distressed Securities). Investment in Distressed Securities is speculative and involves significant risks. Distressed Securities frequently do not produce income while they are outstanding and may require a Portfolio to bear certain extraordinary expenses in order to protect and recover its investment.

A Portfolio will generally make such investments only when the Investment Manager believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Portfolio will receive new securities. However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Portfolio makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that a Portfolio will receive any interest payments on the Distressed Securities, the Portfolio will be subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completed and the Portfolio may be required to bear certain extraordinary expenses to protect and recover its investment. Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a Portfolio, there can be no assurance that the securities or other assets received by a Portfolio in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by a Portfolio upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of a Portfolio's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Portfolio may be restricted from disposing of such securities.
ILLIQUID OR RESTRICTED SECURITIES. Each Portfolio (other than the Money Market Portfolio) generally may invest up to 15% of its net assets in illiquid securities. The Money Market Portfolio may invest up to 5% of its net assets in illiquid securities. An illiquid security is one that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Portfolio's net asset value. Illiquid securities include, but are not limited to, certain securities sold in private placements with restrictions on resale and not traded, repurchase agreements maturing in more than seven days, and other investment determined not to be readily marketable. The 15% and 5% limits are applied as of the date the Portfolio purchases an illiquid security. It is possible that a Portfolio's holding of illiquid securities could exceed the 15% limit (5% for the Money Market Portfolio), for example as a result of market developments or redemptions.
Each Portfolio may purchase certain restricted securities that can be resold to institutional investors and which may be determined to be liquid pursuant to the procedures of the Portfolios. In many cases, those securities are traded in the institutional market under Rule 144A under the Securities Act of 1933 and are called Rule 144A securities. Securities determined to be liquid under these procedures are not subject to the 15% and 5% limits.
Investments in illiquid securities involve more risks than investments in similar securities that are readily marketable. Illiquid securities may trade at a discount from comparable, more liquid securities. Investment of a Portfolio's assets in illiquid securities may restrict the ability of the Portfolio to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Portfolio's operations require cash, such as when a Portfolio has net redemptions, and could result in the Portfolio borrowing to meet short-term cash requirements or incurring losses on the sale of illiquid investments.
Illiquid securities are often restricted securities sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, the privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. To the extent privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales could be less than those originally paid by the Portfolio or less than the fair value of the securities. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Portfolio are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration. Private placement investments may involve investments in smaller, less seasoned issuers, which may involve greater risks than investments in more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in private placement securities, a Portfolio may obtain access to material non-public information, which may restrict the Portfolio's ability to conduct transactions in those securities.
INVESTMENT IN EMERGING MARKETS. Certain Portfolios may invest in the securities of issuers domiciled in various countries with emerging capital markets. Specifically, a country with an emerging capital market is any country that the World Bank, the International Finance Corporation, the United Nations or its authorities has determined to have a low or middle income economy. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.
Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks not involved in investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets, (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments, (iv) national policies that may limit a Portfolio's investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests, and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.
Such capital markets are emerging in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that these capital markets will continue to present viable investment opportunities for a Portfolio. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Portfolio could lose the entire value of its investments in the affected markets.
Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and companies may be held by a limited number of persons. This may adversely affect the timing and pricing of the Portfolio's acquisition or disposal of securities.
Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Portfolio will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Portfolio would absorb any loss resulting from such registration problems and may have no successful claim for compensation.
Restrictions on Certain Investments. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil have specifically authorized such Portfolios. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. In accordance with the Investment Company Act, a Portfolio may invest up to 10% of its total assets in securities of other investment companies, not more than 5% of which may be invested in any one such company. In addition, under the Investment Company Act, a Portfolio may not own more than 3% of the total outstanding voting stock of any investment company. These restrictions on investments in securities of investment companies may limit opportunities for a Portfolio to invest indirectly in certain developing countries. New shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Portfolio acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Portfolio (including management and advisory fees) and, indirectly, the expenses of such other investment companies. SEE ALSO “INVESTMENTS IN OTHER INVESTMENT COMPANIES.”
Restrictions on Foreign Investments in Asia-Pacific Countries. Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Portfolio. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. There can be no assurance that a Portfolio will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to a Portfolio's purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.
The manner in which foreign investors may invest in companies in certain developing Asia-Pacific countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Portfolio. For example, a Portfolio may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Portfolio. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which a Portfolio may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Portfolio places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Portfolio of the ability to make its desired investment at that time.
Substantial limitations may exist in certain countries with respect to a Portfolio's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments. For example, in September 1998, Malaysia imposed currency controls that limited a Portfolio's ability to repatriate proceeds of Malaysian investments. It is possible that Malaysia, or certain other countries may impose similar restrictions or other restrictions relating to their currencies or to securities of issuers in those countries. To the extent that such restrictions have the effect of making certain investments illiquid, securities may not be available to meet redemptions. Depending on a variety of financial factors, the percentage of a Portfolio's portfolio subject to currency controls may increase. In the event other countries impose similar controls, the portion of the Portfolio's assets that may be used to meet redemptions may be further decreased. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of a Portfolio. For example, Portfolios may be withdrawn from the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week. In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The Investment Company Act restricts a Portfolio's investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may restrict a Portfolio's investments in certain foreign banks and other financial institutions.
INVESTMENT IN OTHER INVESTMENT COMPANIES. Each Portfolio may invest in other investment companies, including exchange-traded funds. In accordance with the 1940 Act, a Portfolio may invest up to 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act, a Portfolio may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Portfolio's total assets may be invested in securities of any investment company. (These limits do not restrict a Feeder Fund from investing all of its assets in shares of its Master Portfolio).
Notwithstanding the limits discussed above, a Portfolio may invest in other investment companies without regard to the limits set forth above, provided that the Portfolio complies with Rules 12d1-1, 12d1-2 and 12d1-3 promulgated by the Securities and Exchange Commission under the 1940 Act or otherwise permitted by exemptive order, SEC releases, no-action letters or similar interpretation. As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Portfolio acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments in a Portfolio in wholly-owned investment companies created under the laws of certain countries will not be deemed an investment in other investment companies.
JUNK BONDS. Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that the Investment Manager believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for a Portfolio. The major risks in junk bond investments include the following:
■	Junk bonds are issued by less credit worthy companies. These securities are vulnerable to adverse changes in the issuer's industry and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.
■	The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer's ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing.
■	Junk bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations.
■	Junk bonds frequently have redemption features that permit an issuer to repurchase the security from a Portfolio before it matures. If an issuer redeems the junk bonds, a Portfolio may have to invest the proceeds in bonds with lower yields and may lose income.
■	Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.
■	Junk bonds may be less liquid than higher rated fixed income securities even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of a Portfolio's portfolio securities than in the case of securities trading in a more liquid market.
■	A Portfolio may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

MONEY MARKET INSTRUMENTS. Certain Portfolios may invest in money market instruments. Money market instruments include cash equivalents and short-term obligations of U.S. banks, certificates of deposit, short-term obligations issued or guaranteed by the U.S. Government or its agencies. Money market instruments also include bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and foreign branches, by foreign banking institutions, and by the World Bank and other multinational instrumentalities, as well as commercial paper and other short-term obligations of, and variable amount master demand notes, variable rate notes and similar agreements issued by, U.S. and foreign corporations.
MORTGAGE-BACKED SECURITIES. Investing in mortgage-backed securities involves certain unique risks in addition to those generally associated with investing in fixed-income securities and in the real estate industry in general. These unique risks include the failure of a party to meet its commitments under the related operative documents, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Mortgage-backed securities are “pass-through” securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to a Portfolio. The value of mortgage-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed-income securities because of their potential for prepayment without penalty. The price paid by a Portfolio for its mortgage-backed securities, the yield the Portfolio expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when a Portfolio reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.
To the extent that a Portfolio purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If a Portfolio buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Since long-term securities generally fluctuate more widely in response to changes in interest rates than shorter-term securities, maturity extension risk could increase the inherent volatility of the Portfolio. Under certain interest rate and prepayment scenarios, a Portfolio may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee.
Most mortgage-backed securities are issued by Federal government agencies such as the Government National Mortgage Association (Ginnie Mae), or by government sponsored enterprises such as the Federal Home Loan Mortgage Corporation (Freddie Mac) or the Federal National Mortgage Association (Fannie Mae). Principal and interest payments on mortgage-backed securities issued by the Federal government and some Federal government agencies, such as Ginnie Mae, are guaranteed by the Federal government and backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored enterprises, such as Freddie Mac or Fannie Mae, are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the United States. While certain mortgage-related securities receive government or private support, there is no assurance that such support will remain in place in the future. Additionally, mortgage-backed securities issued by government agencies or sponsored enterprises like Freddie Mac or Fannie Mae generally have very little credit risk, but may be subject to substantial interest rate risks. Private mortgage-backed securities are issued by private corporations rather than government agencies and are subject to credit risk and interest rate risk.
In September 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to manage their daily operations. In addition, the U.S. Treasury entered into purchase agreements with Fannie Mae and Freddie Mac to provide them with capital in exchange for senior preferred stock. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae. Participation certificates representing interests in mortgages from Freddie Mac’s national portfolio are guaranteed as to the timely payment of interest and principal by Freddie Mac. Private, government, or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments (that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary).
MUNICIPAL SECURITIES. Certain Portfolios may, from time to time, invest in municipal bonds including general obligation and revenue bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest, whereas revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. A Portfolio may also invest in municipal notes including tax, revenue and bond anticipation notes which are issued to obtain Portfolios for various public purposes.

Municipal securities include notes and bonds issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia, the interest on which is generally eligible for exclusion from federal income tax and, in certain instances, applicable state or local income and personal property taxes. Such securities are traded primarily in the over-the-counter market.
The interest rates payable on certain municipal bonds and municipal notes are not fixed and may fluctuate based upon changes in market rates. Municipal bonds and notes of this type are called “variable rate” obligations. The interest rate payable on a variable rate obligation is adjusted either at predesignated intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby a Portfolio may demand prepayment of the principal amount of the obligation prior to its stated maturity (a demand feature) and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate obligations should enhance the ability of a Portfolio to maintain a stable NAV per share and to sell an obligation prior to maturity at a price approximating the full principal amount of the obligation.
Variable or floating rate securities include participation interests therein and inverse floaters. Floating rate securities normally have a rate of interest that is set as a specific percentage of a designated base rate, such as the rate on Treasury Bonds or Bills. The interest rate on floating rate securities changes whenever there is a change in the designated base interest rate. Variable rate securities provide for a specific periodic adjustment in the interest rate based on prevailing market rates and generally would allow a Portfolio to demand payment of the obligation on short notice at par plus accrued interest, which amount may, at times, be more or less than the amount the Portfolio paid for them. Some floating rate and variable rate securities have maturities longer than 397 calendar days but afford the holder the right to demand payment at dates earlier than the final maturity date. Such floating rate and variable rate securities will be treated as having maturities equal to the demand date or the period of adjustment of the interest rate whichever is longer.
An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. Generally, income from inverse floating rate bonds will decrease when short-term interest rates increase, and will increase when short-term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple (typically two) of the rate at which fixed-rate, long-term, tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate tax-exempt securities. For additional information relating to inverse floaters, please see “Indexed and Inverse Securities.”
REAL ESTATE RELATED SECURITIES. Although no Portfolio may invest directly in real estate, certain Portfolios may invest in equity securities of issuers that are principally engaged in the real estate industry. Therefore, an investment in such a Portfolio is subject to certain risks associated with the ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage Portfolios or other limitations on access to capital; overbuilding; risks associated with leverage; market illiquidity; extended vacancies of properties; increase in competition, property taxes, capital expenditures and operating expenses; changes in zoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; tenant bankruptcies or other credit problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents, including decreases in market rates for rents; investment in developments that are not completed or that are subject to delays in completion; and changes in interest rates. To the extent that assets underlying a Portfolio's investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to certain of the foregoing risks to a greater extent. Investments by a Portfolio in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights. In addition, if a Portfolio receives rental income or income from the disposition of real property acquired as a result of a default on securities the Portfolio owns, the receipt of such income may adversely affect the Portfolio's ability to retain its tax status as a regulated investment company because of certain income source requirements applicable to regulated investment companies under the Code.
REAL ESTATE INVESTMENT TRUSTS (REITS). Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs must also meet certain requirements under the Code to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the Investment Company Act. REITs are also subject to the risks of changes in the Code, affecting their tax status.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.
Investing in certain REITs involves risks similar to those associated with investing in small capitalization companies. These REITs may have limited financial resources, may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as these REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.
REPURCHASE AGREEMENTS. A Portfolio may invest in securities pursuant to repurchase agreements. A Portfolio will enter into repurchase agreements only with parties meeting creditworthiness standards as set forth in the Portfolio's repurchase agreement procedures.
Under such agreements, the other party agrees, upon entering into the contract with a Portfolio, to repurchase the security at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, although such return may be affected by currency fluctuations. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser.
In the case of a repurchase agreement, as a purchaser, a Portfolio will require all repurchase agreements to be fully collateralized at all times by cash or other liquid assets in an amount at least equal to the resale price. The seller is required to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Portfolio but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Portfolio may suffer time delays and incur costs or possible losses in connection with disposition of the collateral.
A Portfolio may participate in a joint repurchase agreement account with other investment companies managed by PI pursuant to an order of the Commission. On a daily basis, any uninvested cash balances of the Portfolio may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each Portfolio participates in the income earned or accrued in the joint account based on the percentage of its investment.
DOLLAR ROLLS. Certain Portfolios may enter into dollar rolls. In a dollar roll, a Portfolio sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, a Portfolio foregoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sale price and the forward price for the future purchase (often referred to as the drop) as well as by the interest earned on the cash proceeds of the initial sale. The Portfolio will establish a segregated account in which it will maintain cash or other liquid assets, marked to market daily, having a value equal to its obligations in respect of dollar rolls.
Dollar rolls involve the risk that the market value of the securities retained by the Portfolio may decline below the price of the securities, the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. Cash proceeds from dollar rolls may be invested in cash or other liquid assets.
SECURITIES LENDING. Consistent with applicable regulatory requirements, a Portfolio may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans of a Portfolio do not exceed in the aggregate 33 1∕3% of the value of a Portfolio's total assets and provided that such loans are callable at any time by a Portfolio and are at all times secured by cash or equivalent collateral (including a line of credit) that is equal to at least 100% of the market value, determined daily, of the loaned securities. During the time portfolio securities are on loan, the borrower will pay a Portfolio an amount equivalent to any dividend or interest paid on such securities and a Portfolio may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. The advantage of such loans is that a Portfolio continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.
A loan may be terminated by the borrower on one business day's notice or by a Portfolio at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and a Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of a Portfolio. On termination of the loan, the borrower is required to return the securities to a Portfolio, and any gain or loss in the market price during the loan would inure to a Portfolio. Since voting or consent rights which accompany loaned securities pass to the borrower, a Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on a Portfolio's investment in the securities which are the subject of the loan. A Portfolio will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.
SECURITIES OF SMALLER OR EMERGING GROWTH COMPANIES. Investment in smaller or emerging growth companies involves greater risk than is customarily associated with investments in more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.
While smaller or emerging growth company issuers may offer greater opportunities for capital appreciation than large cap issuers, investments in smaller or emerging growth companies may involve greater risks and thus may be considered speculative. The Investment Manager believes that properly selected companies of this type have the potential to increase their earnings or market valuation at a rate substantially in excess of the general growth of the economy. Full development of these companies and trends frequently takes time.
Small cap and emerging growth securities will often be traded only in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by a Portfolio of portfolio securities to meet redemptions or otherwise may require a Portfolio to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in the Investment Manager’s judgment, such disposition is not desirable.
While the process of selection and continuous supervision by the Investment Manager does not, of course, guarantee successful investment results, it does provide access to an asset class not available to the average individual due to the time and cost involved. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain of the factors necessary to prosper. Investing in small cap and emerging growth companies requires specialized research and analysis. In addition, many investors cannot invest sufficient assets in such companies to provide wide diversification.
Small companies are generally little known to most individual investors although some may be dominant in their respective industries. The Investment Manager believes that relatively small companies will continue to have the opportunity to develop into significant business enterprises. A Portfolio may invest in securities of small issuers in the relatively early stages of business development that have a new technology, a unique or proprietary product or service, or a favorable market position. Such companies may not be counted upon to develop into major industrial companies, but Portfolio management believes that eventual recognition of their special value characteristics by the investment community can provide above-average long-term growth to the portfolio.
Equity securities of specific small cap issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities markets cycles, as well as during varying stages of their business development. The market valuation of small cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles.
Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from the Federal government by means of price controls, regulations or litigation.
SHORT SALES AND SHORT SALES AGAINST-THE-BOX. Certain Portfolios may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Portfolio does not own declines in value. When a Portfolio makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. A Portfolio may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities. The Fund may not be able to limit any losses resulting from share price volatility if the security indefinitely continues to increase in value at such specified time.
A Portfolio secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to the uncovered short positions, a Portfolio is required to (1) deposit similar collateral with its custodian or otherwise segregate collateral on its records, to the extent that the value of the collateral in the aggregate is at all times equal to at least 100% of the current market value of the security sold short, or (2) a Portfolio must otherwise cover its short position. Depending on arrangements made with the broker-dealer from which the Portfolio borrowed the security, regarding payment over of any payments received by a Portfolio on such security, a Portfolio may not receive any payments (including interest) on its collateral deposited with such broker-dealer. Because making short sales in securities that it does not own exposes a Portfolio to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if a Portfolio makes short sales in securities that increase in value, it will likely underperform similar mutual Portfolios that do not make short sales in securities they do not own. A Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. There can be no assurance that a Portfolio will be able to close out a short sale position at any particular time or at an acceptable price. Although a Portfolio's gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.
Certain Portfolios may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Portfolio owns an equal amount of the securities sold short, or securities convertible or exchangeable for, with or without payment of any further consideration, such securities. However, if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration must be segregated on a Portfolio's records or with its Custodian.
SOVEREIGN DEBT. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government entity's policy towards the International Monetary Portfolio and the political constraints to which a government entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend Portfolios to the governmental entity, which may further impair such debtor's ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to government entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.
STANDBY COMMITMENT AGREEMENTS. A Portfolio may enter into standby commitment agreements. These agreements commit a Portfolio, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to that Portfolio at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement the Portfolio is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Portfolio will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Portfolio. A Portfolio will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale that affect their marketability, will not exceed 15% of its net assets taken at the time of the commitment. A Portfolio segregates liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment. There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Portfolio may bear the risk of a decline in the value of such security and may not benefit from any appreciation in the value of the security during the commitment period. The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of a Portfolio's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

STRIPPED SECURITIES. Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only or “IO” security) and the other to receive the principal payments (the principal only or “PO” security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, a Portfolio may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment.
STRUCTURED NOTES. Certain Portfolios may invest in structured notes. The values of the structured notes in which a Portfolio will invest may be linked to equity securities or equity indices or other instruments or indices (reference instruments). These notes differ from other types of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based on changes in the value of the equity security, instrument, or index. A structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).
Investments in structured notes involve certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain structured notes, a decline or increase in the value of the reference instrument may cause the interest rate to be reduced to zero, and any further declines or increases in the reference instrument may then reduce the principal amount payable on maturity. The percentage by which the value of the structured note decreases may be far greater than the percentage by which the value of the reference instrument increases or decreases. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.
SUPRANATIONAL ENTITIES. A Portfolio may invest in debt securities of supranational entities . Examples include the International Bank for Reconstruction and Development (the World Bank), the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The government members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.
TEMPORARY DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS. Each Portfolio may temporarily invest without limit in money market instruments, including commercial paper of U.S. corporations, certificates of deposit, bankers' acceptances and other obligations of domestic banks, and obligations issued or guaranteed by the U.S. government, its agencies or its instrumentalities, as part of a temporary defensive strategy or to maintain liquidity to meet redemptions. Money market instruments typically have a maturity of one year or less as measured from the date of purchase.
A Portfolio also may temporarily hold cash or invest in money market instruments pending investment of proceeds from new sales of Portfolio shares or during periods of portfolio restructuring.
TRACERS AND TRAINS. Tradable Custodial Receipts or TRACERS represent an interest in a basket of investment grade corporate credits. Targeted Return Index Securities or TRAINS represent an interest in a basket of high yield securities of varying credit quality. Only the Jennison Value Portfolio may invest in TRAINS. Interests in TRACERS and TRAINS provide a cost-effective alternative to purchasing individual issues.
WARRANTS AND RIGHTS. Warrants and rights are securities permitting, but not obligating, the warrant holder to subscribe for other securities. Buying a warrant does not make a Portfolio a shareholder of the underlying stock. The warrant holder has no right to dividends or votes on the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.
WHEN ISSUED SECURITIES, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. A Portfolio may purchase or sell securities that it is entitled to receive on a when issued basis. A Portfolio may also purchase or sell securities on a delayed delivery basis or through a forward commitment. These transactions involve the purchase or sale of securities by a Portfolio at an established price with payment and delivery taking place in the future. A Portfolio enters into these transactions to obtain what is considered an advantageous price to the Portfolio at the time of entering into the transaction. No Portfolio has established any limit on the percentage of its assets that may be committed in connection with these transactions. When a Portfolio purchases securities in these transactions, the Portfolio segregates liquid securities in an amount equal to the amount of its purchase commitments.

There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Portfolio's purchase price. The Portfolio may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.
U.S. GOVERNMENT SECURITIES. Certain Funds may invest in adjustable rate and fixed rate U.S. Government securities. U.S. Government securities are instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government guarantees do not extend to the yield or value of the securities or a Fund's shares. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.
U.S. Treasury securities include bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. U.S. Government guarantees do not extend to the yield or value of the securities or a Fund's shares.
Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Ginnie Mae, the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.
Certain Funds may also invest in component parts of U.S. Government securities, namely either the corpus (principal) of such obligations or one or more of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of U.S. Government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. Government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. A Fund may also invest in custodial receipts held by a third party that are not U.S. Government securities.
ZERO COUPON SECURITIES, PAY-IN-KIND SECURITIES AND DEFERRED PAYMENT SECURITIES. Certain Portfolios may invest in zero coupon securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity on the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received income (phantom income) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently, which fluctuation increases the longer the period to maturity. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.
A Portfolio accrues income with respect to these securities for Federal income tax and accounting purposes prior to the receipt of cash payments. Zero coupon securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular intervals. In addition to the above-described risks, there are certain other risks related to investing in zero coupon securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, a Portfolio's investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Portfolio's portfolio. Further, to maintain its qualification for pass-through treatment under the Federal tax laws, a Portfolio is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the income accrued but not yet received. The required distributions will result in an increase in a Portfolio's exposure to such securities.

Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain a zero coupon security until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Holders of these types of securities are deemed to have received phantom income annually, notwithstanding that cash may not be received currently. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases the longer the period to maturity. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular intervals.
In addition to the above described risks, there are certain other risks related to investing in zero coupon, pay-in-kind and deferred payment securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Portfolio's investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Portfolio's portfolio. Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Portfolio is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the distribution of phantom income and the value of the paid-in-kind interest. The required distributions will result in an increase in the Portfolio's exposure to such securities.
NET ASSET VALUES
Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.
The securities held by each of the Fund's portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Trustees. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.
The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Investment Manager (or subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.
Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders. In the event that the fair valuation of a security results in a change of $0.01or more to a Portfolio’s NAV per share and/or in the aggregate results in a change of one half of one percent or more of a Portfolio’s daily NAV, the Board of Trustees shall promptly be notified, in detail, of the fair valuation, and the fair valuation will be reported on at the next regularly scheduled Board meeting.  Also, the Board of Trustees receives, on an interim basis, minutes of the meetings of the Fund’s Valuation Committee that occur between regularly scheduled Board meetings.
The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. As explained below, the Money Market Portfolio uses the amortized cost method of valuation, which is designed to permit the Money Market Portfolio to maintain a stable NAV of $10 per share. Although the price of each share is designed to remain the same, the Money Market Portfolio issues additional shares when dividends are declared.
To determine a Portfolio's NAV, its holdings are valued as follows:
Equity securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.
A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.
All Short-term Debt Securities held by the Money Market Portfolio are valued at amortized cost. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Trustees has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.
For each Portfolio other than the Money Market Portfolio, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).
Short-term Debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.
Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).
Other debt securities—those that are not valued on an amortized cost basis—are valued using an independent pricing service. Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.
Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.
Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.
TAXATION
This discussion of federal income tax consequences applies to the Participating Insurance Companies because they are the direct shareholders of the Fund. Contract owners should consult their Contract prospectus for information relating to the tax matters applicable to their Contracts. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Fund, including the application of state and local taxes.
Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits will be “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).
Under Code Section 817(h), a segregated asset account upon which a variable annuity contract or variable life insurance policy is based must be “adequately diversified.” A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in Treasury regulations. For purposes of these alternative diversification tests, a segregated asset account investing in shares of a regulated investment company will be entitled to “look-through” the regulated investment company to its pro rata portion of the regulated investment company's assets, provided the regulated investment company satisfies certain conditions relating to the ownership of its shares. The Fund intends to satisfy these ownership conditions. Further, the Fund intends that each Portfolio separately will be adequately diversified. Accordingly, a segregated asset account investing solely in shares of a Portfolio will be adequately diversified, and a segregated asset account investing in shares of one or more Portfolios and shares of other adequately diversified funds generally will be adequately diversified.
The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this SAI, and is subject to change by legislative or administrative action. A description of other tax considerations generally affecting the Fund and its shareholders is found in the section of the Prospectus entitled “Federal Income Taxes.” No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders. No attempt is made to present a detailed explanation of state or local tax matters. The discussion herein and in the Prospectus is not intended as a substitute for careful tax planning.
DISCLOSURE OF PORTFOLIO HOLDINGS
PORTFOLIOS OTHER THAN THE MONEY MARKET PORTFOLIO. Each Portfolio's portfolio holdings as of the end of the second and fourth fiscal quarters are made public, as required by law, in the Fund's annual and semi-annual reports. These reports are filed with the Commission on Form N-CSR and mailed to shareholders within 60 days after the end of the second and fourth fiscal quarters. The Fund's annual and semi-annual reports are posted on the Fund's website. Each Portfolio's portfolio holdings as of the end of the first and third fiscal quarters are made public and filed with the Commission on Form N-Q within 60 days after the end of the Portfolio's first and third fiscal quarters. In addition, the Fund may provide a full list of each Portfolio's portfolio holdings as of the end of each month on its website no sooner than approximately three business days prior to the end of the following month. The Fund may also release each Portfolio's top ten holdings, sector and country breakdowns, and largest industries on a quarterly or monthly basis, with the information as of a date 15 days prior to the release. Such information will be posted on the Fund's website.
MONEY MARKET PORTFOLIO. The Money Market Portfolio will post on its website a list of its portfolio holdings and certain other information on a monthly basis within five business days from month-end. The Money Market Portfolio will make a monthly filing with the SEC on Form N-MFP within five business days from month-end. This filing will contain complete portfolio holdings, all the information required in the monthly website postings and certain additional information about individual securities and the portfolio as a whole. The information in Form N-MFP will be made publicly available by the SEC 60 days after the end of the month to which the information pertains.
When authorized by the Fund's Chief Compliance Officer and another officer of the Fund, portfolio holdings information may be disseminated more frequently or at different periods than as described above. The Fund has entered into ongoing arrangements to make available information about the Fund's portfolio holdings. Parties receiving this information may include intermediaries that distribute the Fund's shares, third party providers of auditing, custody, proxy voting and other services for the Fund, rating and ranking organizations, and certain affiliated persons of the Fund, as described below. The procedures utilized to determine eligibility are set forth below:
Procedures for Release of Portfolio Holdings Information:

1. A request for release of Portfolio holdings shall be provided by such third party setting forth a legitimate business purpose for such release which shall specify the Portfolio, the terms of such release, and frequency (e.g., level of detail staleness). The request shall address whether there are any conflicts of interest between the Portfolio and the investment adviser, sub-adviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interest of the shareholders of the Portfolio.
2. The request shall be forwarded to the Chief Compliance Officer of the Fund, or his delegate, for review and approval.
3. A confidentiality agreement in the form approved by an officer of the Fund must be executed with the recipient of the Portfolio holdings information.
4. An officer of the Portfolio shall approve the release and agreement. Copies of the release and agreement shall be sent to PI's law department.
5. Written notification of the approval shall be sent by such officer to PI's Fund Administration Department to arrange the release of Portfolio holdings information.
6. PI's Fund Administration Department shall arrange for the release of Portfolio holdings information by the Portfolio's custodian bank(s).
As of the date of this Statement of Additional Information, the Fund will provide:
1. Traditional External Recipients/Vendors
■	Neuberger Berman Fixed Income, LLC uses a third party called Syntel Inc. to assist with the custodial reconciliation process.
■	Full holdings on a daily basis to RiskMetrics Group, Broadridge and Glass, Lewis & Co (proxy voting administrator/agents) at the end of each day;
■	Full holdings on a daily basis to RickMetrics Group (securities class action claims services administrator) at the end of each day;
■	Full holdings on a daily basis to each Portfolio's subadviser(s) (as identified n the Fund's prospectus), Custodian Bank (Bank of New York and/or PNC, as applicable), sub-custodian (Citibank, NA (foreign sub-custodian)) and accounting agents (which includes the Custodian Bank and any other accounting agent that may be appointed) at the end of each day. When a Portfolio has more than one subadviser, each subadviser receives holdings information only with respect to the “sleeve” or segment of the Portfolio for which the subadviser has responsibility;
■	Full holdings to a Portfolio's independent registered public accounting firm (KPMG LLP) as soon as practicable following the Portfolio's fiscal year-end or on an as-needed basis; and
■	Full holdings to financial printers (RR Donnelly and/or VG Reed, as applicable) as soon as practicable following the end of a Portfolio's quarterly, semi-annual and annual period ends.
2. Analytical Service Providers
■	Portfolio trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following a Portfolio's fiscal quarter-end;
■	Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day;
■	Full holdings on a daily basis to FactSet Research Systems, Inc. and Lipper, Inc. (analytical services/investment research providers) at the end of each day;
■	Full holdings on a daily basis to Vestek (for preparation of fact sheets) at the end of each day (Target Funds and selected Prudential Investments Funds only);
■	Full holdings on a quarterly basis to Plexus (review of brokerage transactions) as soon as practicable following a Portfolio's fiscal quarter-end;
■	Full holdings on a monthly basis to Advanced Quantitative Consulting (AQC) (attribution analysis) (AST Academic Strategies Asset Allocation Portfolio only) as soon as practicable following the close of each calendar month;
■	Full holdings on a daily basis to Brown Brothers Harriman & Co. (certain operational functions) (AST Wellington Management Hedged Equity Portfolio only) at the end of each day;
■	Full holdings on a daily basis to Investment Technology Group, Inc. (analytical services) (AST Wellington Management Hedged Equity Portfolio only) at the end of each day;
■	Full holdings on a daily basis to Markit WSO Corporation (certain operational functions) (AST Wellington Management Hedged Equity Portfolio only) at the end of each day;
■	Full holdings on a daily basis to State Street Bank and Trust Company (certain operational functions) (AST Wellington Management Hedged Equity Portfolio only) at the end of each day.

In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by the Fund's Chief Compliance Officer and PI's Law Department on an annual basis.
In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.
In no instance may the Investment Adviser or the Fund receive any compensation or consideration in exchange for the portfolio holdings information.
The Board of Trustees of the Fund has approved PI's Policy for the Dissemination of Portfolio Holdings. The Board shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. The Board has delegated oversight of the Fund's disclosure of portfolio holdings to the Chief Compliance Officer.
Arrangements pursuant to which the Fund discloses non-public information with respect to its portfolio holdings do not provide for any compensation in return for the disclosure of the information.
There can be no assurance that the Fund's policies and procedures on portfolio holdings information will protect the Fund from the potential misuse of such information by individuals or entities that come into possession of the information.
In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by the Fund's Chief Compliance Officer and PI's Law Department on an annual basis.
In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.
In no instance may the Investment Adviser or the Fund receive any compensation or consideration in exchange for the portfolio holdings information.
The Board has approved PI's Policy for the Dissemination of Portfolio Holdings. The Board shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. The Board has delegated oversight over the Fund's disclosure of portfolio holdings to the Chief Compliance Officer.
There can be no assurance that the Fund's policies and procedures on portfolio holdings information will protect a Portfolio from the potential misuse of such information by individuals or entities that come into possession of the information.
PROXY VOTING
The Board has delegated to the Fund's investment manager, PI, the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to each Portfolio. The Fund authorizes the Investment Manager to delegate, in whole or in part, its proxy voting authority to its investment subadviser or third party vendors consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board, including any committee thereof established for that purpose.
The Investment Manager and the Board view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for each Portfolio. Consistent with this goal, the Board views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Investment Manager and the Board maintain a policy of seeking to protect the best interests of each Portfolio should a proxy issue potentially implicate a conflict of interest between a Portfolio and the Investment Manager or its affiliates.

The Investment Manager delegates to each Portfolio's subadviser(s) the responsibility for voting each Portfolio's proxies. The subadviser is expected to identify and seek to obtain the optimal benefit for the Portfolio it manages, and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of a Portfolio and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Portfolio and the interests of the subadviser or its affiliates.
The Investment Manager and the Board expect that the subadviser will notify the Investment Manager and the Board at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Investment Manager expects that the subadviser will deliver to the Investment Manager, or its appointed vendor, information required for filing the Form N-PX with the SEC. Information regarding how each Portfolio of the Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available on the Fund’s website and on the SEC's website at www.sec.gov.
CODES OF ETHICS
The Board of Trustees of the Fund has adopted a Code of Ethics. In addition, the Investment Manager, investment subadviser(s) and Distributor (if any) have each adopted a Code of Ethics (the Codes). The Codes apply to access persons (generally, persons who have access to information about a Portfolio's investment program) and permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by a Portfolio. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Portfolio is making such investments. The Codes are on public file with, and are available from, the SEC.
LICENSES & MISCELLANEOUS INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's (S&P). S&P makes no representation or warranty, express or implied, to Contract owners or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index or the S&P SmallCap 600 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and the S&P 500 Index. The S&P 500 Index and the S&P SmallCap 600 Index are determined, composed and calculated by S&P without regard to the Fund, the Stock Index Portfolio or the Small Capitalization Stock Portfolio. S&P has no obligation to take the needs of a Portfolio or the Contract owners into consideration in determining, composing or calculating the S&P 500 Index or the S&P SmallCap 600 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of Portfolio shares or the timing of the issuance or sale of those shares or in the determination or calculation of the equation by which the shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of Portfolio shares.
S&P Does Not Guarantee The Accuracy And/Or The Completeness Of The S&P 500 Index, The S&P Smallcap 600 Index Or Any Data Included Therein And S&P Shall Have No Liability For Any Errors, Omissions, Or Interruptions Therein. S&P Makes No Warranty, Express Or Implied As To Results To Be Obtained By The Portfolio, Contract Owners, Or Any Other Person Or Entity From The Use Of The S&P 500 Index, The S&P Smallcap 600 Index Or Any Data Included Therein. S&P Makes No Express Or Implied Warranties, And Expressly Disclaims All Warranties Of Merchantability Or Fitness For A Particular Purpose Or Use With Respect To The S&P 500 Index, The S&P Smallcap 600 Index Or Any Data Included Therein. Without Limiting Any Of The Foregoing, In No Event Shall S&P Have Any Liability For Any Special, Punitive, Indirect, Or Consequential Damages (Including Lost Profits), Even If Notified Of The Possibility Of Such Damages.
“Dow Jones Corporate Bond Index,” “Dow Jones Industrial AverageSM,” “DowSM,” “DIJASM” and “Down Jones Select Dividend IndexSM” are service marks of Dow Jones Company,Inc. (Dow Jones) and have been licensed for use for certain purposes by First Trust Advisors L.P. Dow Jones does not endorse, sell or promote any of the Portfolios. Dow Jones makes no representation regarding the advisability of investing in such products. Except as noted herein, Dow Jones has not given First Trust Advisors L.P. or the Fund a license to use its indexes.
“Value Line®,” “The Value Line Investment Survey” and “Value Line Timeliness™ Ranking System” are registered trademarks of Value Line Securities, Inc. or Value Line Publishing, Inc. that have been licensed to First Trust Advisors, L.P. The Portfolios are not sponsored, recommended, sold or promoted by Value Line Publishing, Inc., Value Line, Inc. or Value Line Securities, Inc. (Value Line). Value Line makes no representation regarding the advisability of investing in the Portfolios.
“NYSE®” is a registered service mark of, and “NYSE International 100 IndexSM” is a service mark of, the New York Stock Exchange, Inc. (NYSE) and both have been licensed for use for certain purposes by First Trust Advisors, L.P. The Portfolios are not sponsored, endorsed, sold or promoted by NYSE, and NYSE makes no representation regarding the advisability of investing in such products.

APPENDIX I: DESCRIPTION OF BOND RATINGS
STANDARD & POOR'S RATINGS SERVICES (S&P)
Long-Term Issue Credit Ratings
AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.
AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.
BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.
B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.
CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated CC is currently highly vulnerable to nonpayment.
C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
Plus (+) or Minus (–): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories
Commercial Paper Ratings
A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.
Notes Ratings
An S&P notes rating reflects the liquidity factors and market risks unique to notes. Notes due in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.
■	Amortization schedule-the longer the final maturity relative to other maturities the more likely it will be treated as a note.
■	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)
Debt Ratings
Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C: Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Moody's applies numerical modifiers 1, 2, and 3 in each generic rating category from Aa to Caa. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category.
Short-Term Ratings
Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.
PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
■	Leading market positions in well-established industries.
■	High rates of return on Portfolios employed.
■	Conservative capitalization structure with moderate reliance on debt and ample asset protection.
■	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
■	Well-established access to a range of financial markets and assured sources of alternate liquidity.
PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

MIG 1: This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.
MIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the proceeding group.
FITCH, INC.
International Long-Term Credit Ratings
AAA: Highest Credit Quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very High Credit Quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High Credit Quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
BBB: Good Credit Quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.
BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
B: Highly Speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
CCC, CC, C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.
International Short-Term Credit Ratings
F1: Highest Credit Quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good Credit Quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
F3: Fair Credit Quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.
B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.
C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic investment.
Plus (+) or Minus (–): Plus or minus signs may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category, to categories below CCC, or to short-term ratings other than F1.

APPENDIX II: PROXY VOTING POLICIES OF THE SUBADVISERS
BROWN ADVISORY, LLC
Brown Advisory shall vote proxies consistent with its Proxy Policy, a summary of which follows.  Generally, the firm’s research analysts vote actively recommended issuers and obtain research from a proxy service for recommendations for voting proxies of all other issues.  Clients may, at any time, opt to change voting authorization.  Upon notice that a client has revoked the firm’s authority to vote proxies, the firm will forward such materials to the party identified by client.
Routine Matters
Since the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer’s management on any issue will be given substantial weight.  However, the position of the issuer’ s management will not be supported in any situation where it is determined not to be in the best interests of the client.
Election of Directors:  Proxies shall be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors.  Management proposals to limit director liability consistent with state laws and director indemnification provisions shall be supported because it is important for companies to be able to attract qualified candidates.
Appointment of Auditors:  Management recommendations shall generally be supported.
Changes in State of Incorporation or Capital Structure:  Management recommendations about re-incorporation shall be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer.  Proposals to increase authorized common stock should be examined on a case-by-case basis.  If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the client.
Non-Routine Matters
Corporate Restructurings, Mergers and Acquisitions:  These proposals should be examined on a case-by-case basis because they are an extension of an investment decision.
Proposals Affecting Shareholder Rights:  Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.
Anti-takeover Issues:  Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the firm.
 Executive Compensation:  Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.
Social and Political Issues:  These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.
Conflicts of Interest
A “conflict of interest,” means any circumstance when the firm or one of its affiliates (including officers, directors and employees), or in the case where the firm serves as investment adviser to a fund, when the fund or the principal underwriter, or one or more of their affiliates (including officers, directors and employees), knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of clients or fund shareholders in how proxies of that issuer are voted.  The firm should vote proxies relating to such issuers in accordance with the following procedures:
Routine Matters Consistent with Policy.  The firm may vote proxies for routine matters as required by this Policy.
Immaterial Conflicts:  The firm may vote proxies for non-routine matters consistent with this Policy if it determines that the conflict of interest is not material.  A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the firm’s decision-making in voting a proxy.  Materiality determinations will be based upon an assessment of the particular facts and circumstances.

Material Conflicts and Non-Routine Matters:  If the firm believes that (A) it has a material conflict and (B) that the issue to be voted upon is non-routine or is not covered by this Policy, the firm may abstain.  The firm may also abstain from voting proxies in other circumstances, including, for example, if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the clients, such as (by example and without limitation) when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to effect a vote would be uneconomic relative to the value of the client’s investment in the issuer.
CLEARBRIDGE INVESTMENTS, LLC.
Proxy Voting Guidelines Procedures Summary. ClearBridge is subject to the Proxy Voting Policies and Procedures that it has adopted to seek to ensure that it votes proxies relating to equity securities in the best interest of client accounts. The following is a brief overview of the policies.
ClearBridge votes proxies for each client account with respect to which it has been authorized or is required by law to vote proxies. In voting proxies, ClearBridge is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of the beneficial owners of the accounts it manages. ClearBridge attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. ClearBridge may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve ClearBridge of its responsibility for the proxy vote.
In the case of a proxy issue for which there is a stated position in the policies, ClearBridge generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the policies that ClearBridge considers in voting on such issue, ClearBridge considers those factors and votes on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the policies or for which there is a list of factors set forth in the policies that ClearBridge considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructuring, and social and environmental issues. The stated position on an issue set forth in the policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. There may be occasions when different investment teams vote differently on the same issue. An investment team (e.g., ClearBridge SAI investment team) may adopt proxy voting policies that supplement ClearBridge's Proxy Voting Policies and Procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services' (ISS) PVS Voting guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.
In furtherance of ClearBridge's goal to vote proxies in the best interest of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, ClearBridge periodically notifies ClearBridge employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships or ClearBridge's business relationships or the personal or business relationships of other Legg Mason units' employees, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge's General Counsel/Chief Compliance Officer. ClearBridge also maintains and considers a list of significant ClearBridge relationships that could present a conflict of interest for ClearBridge in voting proxies.
ClearBridge generally takes the position that non-ClearBridge relationships between a Legg Mason affiliate and an issuer do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer. Such position is based on the fact that ClearBridge is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between ClearBridge and certain other Legg Mason business units.
ClearBridge's Proxy Committee reviews and addresses conflicts of interest. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge's decision-making in voting proxies. If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.
GOLDMAN SACHS ASSET MANAGEMENT, L.P. (GSAM)*
POLICY ON PROXY VOTING FOR INVESTMENT ADVISORY CLIENTS
GSAM has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the Policy). These policies and procedures are designed to ensure that where GSAM has the authority to vote proxies, GSAM complies with its legal, fiduciary and contractual obligations.
Guiding Principles
Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that favor proposals that in GSAM’s view tend to maximize a company’s shareholder value and are not influenced by conflicts of interest. These principles reflect GSAM’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.
Public Equity Investments
To implement these guiding principles for investments in publicly-traded equities for which we have voting power on any record date, we follow customized proxy voting guidelines that have been developed by GSAM portfolio management (the GSAM Guidelines). The GSAM Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the GSAM Guidelines identify factors we consider in determining how the vote should be cast.
The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Portfolio management teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.
GSAM periodically reviews this Policy, including our use of the GSAM Guidelines, to ensure it continues to be consistent with our guiding principles.
Implementation by Portfolio Management Teams
General Overview
GSAM seeks to fulfill its proxy voting obligations through the implementation of this Policy and the oversight and maintenance of the GSAM Guidelines. In this connection, GSAM has retained a third-party proxy voting service (Proxy Service)** to assist in the implementation of certain proxy voting-related functions including, without limitation, operational, recordkeeping and reporting services. Among its responsibilities, the Proxy Service prepares a written analysis and recommendation (a Recommendation) of each proxy vote that reflects the Proxy Service’s application of the GSAM Guidelines to the particular proxy issues.
GSAM’s portfolio management teams (each, a Portfolio Management Team) generally cast proxy votes consistently with the GSAM Guidelines and the Recommendations. Each Portfolio Management Team, however, may on certain proxy votes seek approval to diverge from the GSAM Guidelines or a Recommendation by following an “override” process. The override process requires: (i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the Chief Investment Officer for the requesting Portfolio Management Team; (iii) notification to senior management of GSAM and/or other appropriate GSAM personnel; (iv) an attestation that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.
A Portfolio Management Team that receives approval through the override process to cast a proxy vote that diverges from the GSAM Guidelines and/or a Recommendation may vote differently than other Portfolio Management Teams that did not seek an override for that particular vote.

Fundamental Equity and GS Investment Strategies Portfolio Management Teams
The Fundamental Equity and GS Investment Strategies Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. On a case-by-case basis, and subject to the approval process described above, each Fundamental Equity Portfolio Management Team and the GS Investment Strategies Portfolio Management Team may vote differently than the GSAM Guidelines or a particular Recommendation. In forming their views on particular matters, these Portfolio Management Teams may consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the GSAM Guidelines and Recommendations.
Quantitative Investment Strategies Portfolio Management Teams
The Quantitative Investment Strategies Portfolio Management Teams have decided to follow the GSAM Guidelines and Recommendations exclusively, based on such Portfolio Management Teams’ investment philosophy and approach to portfolio construction, as well as their participation in the creation of the GSAM Guidelines and their evaluation of the Proxy Service’s process of preparing Recommendations. The Quantitative Investment Strategies Portfolio Management Teams may from time to time, however, review and individually assess any specific shareholder vote.
Potential Limitations on GSAM’s Ability to Vote Proxies
In certain circumstances, such as if a security is on loan through a securities lending program or held by a prime broker, the Portfolio Management Teams may not be able to participate in certain proxy votes unless the shares of the particular issuer are recalled in time to cast a vote. A determination of whether to seek a recall will be based on whether the applicable Portfolio Management Team determines that the benefit of voting outweighs the costs, lost revenue, and/or other detriments of retrieving the securities, recognizing that the handling of such recall requests is beyond GSAM’s control and may not be satisfied in time for GSAM to vote the shares in question.
From time to time, GSAM may face regulatory, compliance, legal or logistical limits with respect to voting securities that it may purchase or hold for client accounts which can affect GSAM’s ability to vote such proxies, as well as the desirability of voting such proxies. Among other limits, federal, state, foreign regulatory restrictions, or company-specific ownership limits, as well as legal matters related to consolidated groups, may restrict the total percentage of an issuer’s voting securities that GSAM can hold for clients and the nature of GSAM’s voting in such securities. GSAM’s ability to vote proxies may also be affected by, among other things: (i) meeting notices were received too late; (ii) requirements to vote proxies in person: (iii) restrictions on a foreigner’s ability to exercise votes; (iv) potential difficulties in translating the proxy; (v) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions; and (vi) requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting.
GSAM clients who have delegated voting responsibility to GSAM with respect to their account may from time to time contact their client representative if they would like to direct GSAM to vote in a particular solicitation. GSAM will use its commercially reasonable efforts to vote according to the client’s request in these circumstances, and cannot provide assurances that such voting requests will be implemented.
Use of a Proxy Service
As discussed above, GSAM utilizes a Proxy Service to assist in the implementation and administration of GSAM’s proxy voting function. The Proxy Service assists GSAM in the proxy voting process by providing operational, recordkeeping and reporting services. In addition, the Proxy Service produces Recommendations as previously discussed and provides assistance in the development and maintenance of the GSAM Guidelines.
GSAM conducts periodic due diligence meetings with the Proxy Service which include, but are not limited to, a review of the Proxy Service’s general organizational structure, new developments with respect to research and technology, work flow improvements and internal due diligence with respect to conflicts of interest.
GSAM may hire other service providers to replace or supplement the Proxy Service with respect to any of the services GSAM currently receives from the Proxy Service. In addition, individual Portfolio Management Teams may supplement the information and analyses the Proxy Service provides from other sources.
Conflicts of Interest

Pursuant to this Policy, GSAM has implemented processes designed to prevent conflicts of interest from influencing its proxy voting decisions. These processes include the use of the GSAM Guidelines and Recommendations and the override process described above in instances when a Portfolio Management Team is interested in voting in a manner that diverges from the GSAM Guidelines and/or a Recommendation.
Fixed income and Private Investments
Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant Portfolio Management Teams based on their assessment of the particular transactions or other matters at issue. Such Portfolio Management Teams may also adopt policies related to the fixed income or private investments they make that supplement this Policy.
Alternative Investment and Manager Selection (AIMS) and Externally Managed Strategies
Where GSAM places client assets with managers outside of GSAM, which function occurs primarily within GSAM’s AIMS business unit, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. AIMS may, however, retain proxy voting responsibilities where it deems appropriate or necessary under prevailing circumstances. To the extent AIMS portfolio managers assume proxy voting responsibility with respect to publicly-traded equity securities they will follow the GSAM Guidelines and Recommendations as discussed above unless an override is requested. Any other voting decision will be conducted in accordance with AIMS’ policies governing voting decisions with respect to non-publicly traded equity securities held by their clients.
* For purposes of this Policy, “GSAM” refers, collectively, to Goldman Sachs Asset Management, L.P.; Goldman Sachs Asset Management International; Goldman Sachs Hedge Fund Strategies LLC; GS Investment Strategies, LLC; Dwight Asset Management Company; Goldman Sachs (Singapore) Pte.; Goldman Sachs (Asia) L.L.C.; Goldman Sachs Asset Management Korea Co., Ltd., Goldman Sachs Asset Management Co. Ltd; Beijing Gao Hua Securities Company Limited; Goldman Sachs (China) L.L.C.; Goldman Sachs Representacoes Ltda.; Goldman Sachs Asset Management Brasil LTDA; GS Investment Strategies Canada Inc.; Goldman Sachs Management (Ireland) Ltd.
** The third-party proxy voting service currently retained by GSAM is Institutional Shareholder Services.
JENNISON ASSOCIATES LLC
Conflicts of interest may also arise in voting proxies. Jennison has adopted a proxy voting policy to address these conflicts.
Jennison actively manages publicly traded equity securities and fixed income securities. It is the policy of Jennison that where proxy voting authority has been delegated to and accepted by Jennison, all proxies shall be voted by investment professionals in the best interest of the client without regard to the interests of Jennison or other related parties, based on recommendations as determined by pre-established guidelines either adopted by Jennison or provided by the client. Secondary consideration is permitted to be given to the public and social value of each issue. For purposes of this policy, the “best interests of clients” shall mean, unless otherwise specified by the client, the clients’ best economic interests over the long term—that is, the common interest that all clients share in seeing the value of a common investment increase over time. Any vote that represents a potential material conflict is reviewed by Jennison Compliance and referred to the Proxy Voting Committee to determine how to vote the proxy if Compliance determines that a material conflict exists.
In voting proxies for international holdings, which we vote on a best efforts basis, we will generally apply the same principles as those for US holdings. However, in some countries, voting proxies result in additional restrictions that have an economic impact or cost to the security, such as “share blocking”, where Jennison would be restricted from selling the shares of the security for a period of time if Jennison exercised its ability to vote the proxy. As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Our policy is to not vote these types of proxies when the costs outweigh the benefit of voting, as in share blocking.
In an effort to discharge its responsibility, Jennison has examined third-party services that assist in the researching and voting of proxies and development of voting guidelines. After such review, Jennison has selected an independent third party proxy voting vendor to assist it in researching and voting proxies. Jennison will utilize the research and analytical services, operational implementation and recordkeeping and reporting services provided by the proxy voting vendor. The proxy voting vendor will research each proxy and provide a recommendation to Jennison as to how best to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings. It is important to note while Jennison may review the research and analysis provided by the vendor, the vendor’s recommendation does not dictate the actual voting instructions nor Jennison’s Guidelines. The proxy voting vendor will cast votes in accordance with Jennison’s Guidelines, unless instructed otherwise by a Jennison Investment Professional, as set forth below, or if Jennison has accepted direction from a Client, in accordance with the Client’s Guidelines. In voting proxies for quantitatively derived holdings and Jennison Managed Accounts (i.e., wrap) where the securities are not held elsewhere in the firm, Jennison has established a custom proxy voting policy with respect to the voting of these proxies. Proxies received in these circumstances will be voted utilizing the Jennison’s guidelines. Additionally, in those circumstances where no specific Jennison guideline exists, Jennison will vote using the recommendations of the proxy voting vendor.
For securities on loan pursuant to a client’s securities lending arrangement, Jennison will work with either custodian banks or the proxy voting vendor to monitor upcoming meetings and call stock loans, if possible, in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. In determining whether to call stock loans, the relevant investment professional shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the stock on loan. It is important to note that in order to recall securities on loan in time to vote, the process must be initiated PRIOR to the record date of the proxy. This is extremely difficult to accomplish as Jennison is rarely made aware of the record date in advance.
It is further the policy of Jennison that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, is to be made available to clients.
These procedures are intended to provide Jennison with the reasonable assurance that all clients’ accounts are being treated fairly so that no one client’s account is systematically advantaged.
LSV ASSET MANAGEMENT
LSV Asset Management has adopted proxy voting guidelines that provide direction in determining how various types of proxy issues are to be voted.
LSV's purely quantitative investment process does not provide output or analysis that would be functional in analyzing proxy issues. LSV therefore will retain an independent, expert third party, currently Glass Lewis & Co. (GLC). GLC will implement LSV's proxy voting process, provide assistance in developing guidelines for client accounts that are updated for current corporate governance issues, helping to ensure that clients' best interests are served by voting decisions, and provide analysis of proxy issues on a case-by-case basis. LSV is responsible for monitoring GLC to ensure that proxies are appropriately voted. LSV will vote issues contrary to, or issues not covered by, the guidelines only when LSV believes it is in the best interest of the client. Where the client has provided proxy voting guidelines to LSV, those guidelines will be followed, unless it is determined that a different vote would add more value to the client's holding of the security in question. Direction from a client on a particular proxy vote will take precedence over the guidelines. Clients are sent a copy of their respective guidelines on an annual basis. LSV's use of GLC is not a delegation of LSV's fiduciary obligation to vote proxies for clients.
Should a material conflict arise between LSV's interest and that of its clients (e.g., a client bringing a shareholder action has solicited LSV's support; LSV manages a pension plan for a company whose management is soliciting proxies; or an LSV employee has a relative involved in management at an investee company), LSV will vote the proxies in accordance with the recommendation of the independent third party proxy voting service. A written record will be maintained describing the conflict of interest, and an explanation of how the vote taken was in the client's best interest.
LSV may refrain from voting a proxy if the cost of voting the proxy exceeds the expected benefit to the client, for example in the case of voting a foreign security when the proxy must be translated into English or the vote must be cast in person.
Clients may receive a copy of LSV's voting record for their account by request. LSV will additionally provide any mutual fund for which LSV acts as adviser or sub-adviser, a copy of LSV's voting record for the fund so that the fund may fulfill its obligation to report proxy votes to fund shareholders.
Recordkeeping. In accordance with the recordkeeping rules, LSV will retain copies of its proxy voting policies and procedures; a copy of each proxy statement received regarding client securities (maintained by the proxy voting service and/or available on EDGAR); a record of each vote cast on behalf of a client (maintained by the proxy voting service); a copy of any document created that was material to the voting decision or that memorializes the basis for that decision (maintained by the proxy voting service); a copy of clients' written requests for proxy voting information and a copy of LSV's written response to a client's request for proxy voting information for the client's account; and LSV will ensure that it may obtain access to the proxy voting service's records promptly upon LSV's request.

NEUBERGER BERMAN MANAGEMENT LLC
and
NEUBERGER BERMAN FIXED INCOME LLC
Proxy Summary. Neuberger Berman has implemented written Proxy Voting Policies and Procedures (Proxy Voting Policy) that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority. The Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.
Neuberger Berman's Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process, and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Glass, Lewis Co. LLC (Glass Lewis) to vote proxies in accordance with Neuberger Berman's voting guidelines.
For socially responsive clients, Neuberger Berman has adopted socially responsive voting guidelines. For non-socially responsive clients, Neuberger Berman's guidelines adopt the voting recommendations of Glass Lewis. Neuberger Berman retains final authority and fiduciary responsibility for proxy voting. Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.
In the event that an investment professional at Neuberger Berman believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman's proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.
If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between Neuberger Berman and the client or clients with respect to the voting of the proxy, the proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.
PRUDENTIAL INVESTMENT MANAGEMENT, INC.
PRUDENTIAL FIXED INCOME. Our policy is to vote proxies in the best economic interest of our clients. In the case of pooled accounts, our policy is to vote proxies in the best economic interest of the pooled account.
Our proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect our judgment of how to further the best economic interest of our clients through the shareholder or debt-holder voting process.
Prudential Fixed Income invests primarily in public debt, thus there are few traditional proxies voted by us. We generally vote with management on routine matters such as the appointment of accountants or the election of directors. From time to time, ballot issues arise that are not addressed by our policy or circumstances may suggest a vote not in accordance with our established guidelines. In these cases, voting decisions are made on a case-by-case basis by the applicable portfolio manager taking into consideration the potential economic impact of the proposal. If a security is held in multiple accounts and two or more portfolio managers are not in agreement with respect to a particular vote, our proxy voting committee will determine the vote. Not all ballots are received by us in advance of voting deadlines, but when ballots are received in a timely fashion, we strive to meet our voting obligations. We cannot, however, guarantee that every proxy will be voted prior to its deadline.
We take into account restrictions in some countries that might impair our ability to trade those securities or have other potentially adverse economic consequences. We generally vote securities on a best efforts basis and in the best economic interest of our clients.
Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client of ours. When we identify an actual or potential conflict of interest between our firm and our clients, we refer the proxies regarding that issuer for resolution to our proxy voting committee, which is composed of senior management. This may include abstaining from a particular vote or voting in accordance with the policy of the proxy voting facilitator rather than our own policy.

Some of our clients elect to retain voting authority for themselves. If a client has a question about a particular solicitation, the client may contact its client service representative and we will try to address the client’s question. We will not, however, disclose how we intend to vote on an issue for other clients’ accounts.
Any client may obtain a copy of our proxy voting policy, as well as the proxy voting records for that client’s securities, by contacting the client service representative responsible for the client’s account.
PRUDENTIAL REAL ESTATE INVESTORS. PREI's proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect PREI's judgment of how to further the best long-range economic interest of our clients (i.e. the mutual interest of clients in seeing the appreciation in value of a common investment over time) through the shareholder voting process. PREI's policy is generally to vote proxies on social or political issues on a case by case basis. Additionally, where issues are not addressed by our policy, or when circumstances suggest a vote not in accordance with our established guidelines, voting decisions are made on a case-by-case basis taking into consideration the potential economic impact of the proposal. With respect to international holdings, we take into account additional restrictions in some countries that might impair our ability to trade those securities or have other potentially adverse economic consequences, and generally vote foreign securities on a best efforts basis in accordance with the recommendations of the issuer's management if we determine that voting is in the best economic interest of our clients.
PREI utilizes the services of a third party proxy voting facilitator, and upon receipt of proxies will direct the voting facilitator to vote in a manner consistent with PREI's established proxy voting guidelines described above (assuming timely receipt of proxy materials from issuers and custodians). In accordance with its obligations under the Advisers Act, PREI provides full disclosure of its proxy voting policy, guidelines and procedures to its clients upon their request, and will also provide to any client, upon request, the proxy voting records for that client's securities.
QUANTITATIVE MANAGEMENT ASSOCIATES LLC
It is the policy of Quantitative Management Associates LLC to vote proxies on client securities in the best long-term economic interest of our clients, in accordance with QMA's established proxy voting policy and procedures. In the case of pooled accounts, our policy is to vote proxies on securities in such account in the best long-term economic interest of the pooled account. In the event of any actual or apparent material conflict between our clients' interest and our own, our policy is to act solely in our clients' interest. To this end, the proxy voting policy and procedures adopted by QMA include procedures to address potential material conflicts of interest arising in connection with the voting of proxies.
QMA's proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect QMA's judgment of how to further the best long-range economic interest of our clients (i.e. the mutual interest of clients in seeing the appreciation in value of a common investment over time) through the shareholder voting process. QMA's policy is generally to abstain from voting proxies on social or political issues. Where issues are not addressed by our policy, or when circumstances suggest a vote not in accordance with our established guidelines, voting decisions are made on a case-by-case basis taking into consideration the potential economic impact of the proposal. With respect to international holdings, we take into account additional restrictions in some countries that might impair our ability to trade those securities or have other potentially adverse economic consequences, and generally vote foreign securities on a best efforts basis if we determine that voting is in the best economic interest of our clients. The Fund determines whether its securities out on loan are to be recalled for voting purposes and QMA is not involved in any such decision. QMA’s proxy voting committee includes representatives of QMA’s investment operations, compliance, risk and legal teams. QMA’s proxy voting committee is responsible for interpreting the proxy voting policy as well as monitoring conflicts of interest, and periodically assesses the policy's effectiveness.
QMA uses the services of a third party proxy voting facilitator, and upon receipt of proxies will direct the voting facilitator to vote in a manner consistent with QMA's established proxy voting guidelines described above (assuming timely receipt of proxy materials from issuers and custodians). In accordance with its obligations under the Advisers Act, QMA provides full disclosure of its proxy voting policy, guidelines and procedures to its clients upon their request, and will also provide to any client, upon request, the proxy voting records for that client's securities.
T. ROWE PRICE ASSOCIATES, INC.
T. Rowe Price recognizes and adheres to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote-such as election of directors and important matters affecting a company's structure and operations. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and serves as investment adviser. T. Rowe Price also is involved in the proxy process on behalf of its institutional and private counsel clients who have requested such service. For those private counsel clients who have not delegated their voting responsibility but who request advice, T. Rowe Price makes recommendations regarding proxy voting. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.
Proxy Administration. T. Rowe Price’s Proxy Committee (Proxy Committee) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate social responsibility issues. Certain delegated members of the Proxy Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund’s Investment Advisory Committee or counsel client’s portfolio manager.
Proxy Services Group. The Global Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.
Proxy Administrator. The Global Proxy Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.
Global Corporate Governance Analyst. Our Global Corporate Governance Analyst is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.
In order to facilitate the proxy voting process, T. Rowe Price has retained ISS as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, ISS maintains and implements a custom voting policy for the Price Funds and other client accounts.
Fiduciary Considerations. T. Rowe Price's decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance. For example, we might refrain from voting if we or our agents are required to appear in person at a shareholder meeting or if the exercise of voting rights results in the imposition of trading or other ownership restrictions.
Consideration Given Management Recommendations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company's management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company's board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management's with respect to the company's day-to-day operations. Rather, our voting guidelines are designed to promote accountability of a company's management and board of directors to its shareholders, to align the interests of management with those of shareholders, and to encourage companies to adopt best practices in terms of their corporate governance. In addition to our voting guidelines, we rely on a company's disclosures, its board's recommendations, a company's track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals' views, in making voting decisions.
T. Rowe Price Voting Policies. Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies. The following is a summary of the more significant T. Rowe Price policies:
ELECTION OF DIRECTORS. For US companies, T. Rowe Price generally supports slates with a majority of independent directors. However, T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularlywhen they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent. Outside the US, we expect companies to adhere to the minimum independence standards established by regional corporate governance codes. We vote against directors who are unable to dedicate sufficient time to their board duties due to their commitment to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. T. Rowe Price also votes against inside directors serving on key board committees and directors who miss more than one-fourth of the scheduled board meetings. We may vote against directors for failing to establish a formal nominating committee, as well as compensation committee members who approve excessive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms act as deterrents to takeover proposals. To strengthen boards' accountability to shareholders, T. Rowe Price generally supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.
EXECUTIVE COMPENSATION. Our goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. We evaluate plans on a case-by-case basis, using a proprietary, scorecard-based approach that employs a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives' and shareholders' incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives, contain the potential for excessive dilution relative to the company's peers, or rely on an inappropriate mix of options and full-value awards. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose plans that give a company the ability to reprice options or to grant options at below market prices, unless such plans appropriately balance shareholder and employee interests, and the retention of key personnel has become a genuine risk to the company's business. For companies with particularly egregious pay practices, such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a proprietary scorecard-based approach that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. With respect to the frequency in which companies should seek advisory votes on compensation, we believe shareholders should be offered the opportunity to vote annually. Finally, we may withhold votes from compensation committee members or even the entire board if we have cast votes against a company's “Say-on-Pay” vote in consecutive years.
MERGERS AND ACQUISITIONS. T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders' current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We generally oppose proposals for the ratification of executive severance packages (“ Say on Golden Parachute” proposals) in conjunction with merger transactions because we believe these arrangements are, by and large, unnecessary, and they reduce the alignment of executives’ incentives with shareholders’ interests.
ANTI-TAKEOVER, CAPITAL STRUCTURE, AND CORPORATE GOVERNANCE ISSUES. T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We may support shareholder proposals that call for the separation of the Chairman and CEO positions if we determine that insufficient governance safeguards are in place at the company.
SOCIAL AND CORPORATE RESPONSIBILITY ISSUES. T. Rowe Price generally votes with a company's management on social, environmental, and corporate responsibility issues unless they have substantial investment implications for the company's business and operations that have not been adequately addressed by management. T. Rowe Price supports well targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company's businesses.
Monitoring and Resolving Conflicts of Interest. The Proxy Committee is also responsible for monitoring and resolving potential conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since our voting guidelines are predetermined by the Proxy Committee using recommendations from RMG, an independent third party, application of the T. Rowe Price guidelines to vote clients' proxies should in most instances adequately address any potential conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company's proxy. Issues raising potential conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price's Code of Ethics requires all employees to avoid placing themselves in a “compromising position” where their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.
THORNBURG INVESTMENT MANAGEMENT, INC.

In cases where Thornburg is authorized to vote proxies, proxies are voted in accordance with written Proxy Voting Policies and Procedures adopted by Thornburg. The Policy states that the objective of voting a security is to enhance the value of the security, or to reduce potential for a decline in the security's value. The Policy prescribes procedures for assembling voting information and applying the informed expertise and judgment of Thornburg on a timely basis in pursuit of this voting objective.
The Policy also prescribes a procedure for voting proxies when a vote presents a conflict of interest. If the vote relates to the election of a director in an uncontested election or ratification of selection of independent accountants, the investment advisor will vote the proxy in accordance with the recommendation of any proxy voting service engaged by Thornburg. If no such recommendation is available, or if the vote involves other matters, Thornburg will vote in a manner that is believed to be consistent with stated Policy objectives.
The Policy authorizes Thornburg to utilize various sources of information in considering votes, including the engagement of service providers who provide analysis and information on the subjects of votes and who may recommend voting positions. Thornburg may or may not accept these recommendations. Thornburg may decline to vote in various situations, including cases where an issue is not relevant to the Policy's voting objective or where it is not possible to ascertain what effect a vote may have on the value of an investment. Thornburg may not vote proxies in cases where (i) proxy voting materials are not delivered timely or, (ii) if Thornburg believes the benefit of voting a proxy does not outweigh the costs of doing so. Thornburg generally abstains from voting on social issues.
Thornburg's procedures include 1) directing client proxy materials to Institutional Shareholder Services (ISS), 2) sending daily client holdings data to ISS, 3) receipt and review of ISS research and recommendations. Votes are submitted electronically to ISS. Vote history and analysis is retained by ISS.
WILLIAM BLAIR & COMPANY, LLC
General Policy. William Blair & Company shall vote the proxies of its clients solely in the interest of their participants and beneficiaries and for the exclusive purpose of providing benefits to them. William Blair & Company shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. William Blair & Company is not responsible for voting proxies it does not receive. However, William Blair & Company will make reasonable efforts to obtain missing proxies.
All proxies are reviewed by the Proxy Administrator, subject to the requirement that all votes shall be cast solely in the best interest of the clients in their capacity as shareholders of a company. The Proxy Administrator votes the proxies according to the Voting Guidelines (Domestic or International), which are designed to address matters typically arising in proxy votes. William Blair & Company does not intend the Voting Guidelines to be exhaustive; hundreds of issues appear on proxy ballots and it is neither practical nor productive to fashion a guideline for each. Rather, William Blair & Company's Voting Guidelines are intended to cover the most significant and frequent proxy issues that arise.
For issues not covered or to be voted on a “Case-by-Case” basis by the Voting Guidelines, the Proxy Administrator will consult the Proxy Policy Committee. The Proxy Policy Committee will review the issues and will vote each proxy based on information from the company, our internal analysts and third party research sources, in the best interests of the clients in their capacity as shareholders of a company. The Proxy Policy Committee consists of certain representatives from the Investment Management Department, including management, portfolio manager(s), analyst(s), operations, as well as a representative from the Compliance Department. The Proxy Policy Committee reviews the Proxy Voting Policy and Procedures annually and shall revise its guidelines as events warrant.

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